UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10197

Nuveen California Dividend Advantage Municipal Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report August 31, 2014

NCA
Nuveen California Municipal Value Fund, Inc.

NCB
Nuveen California Municipal Value Fund 2

NKX
Nuveen California AMT-Free Municipal Income Fund

NAC
Nuveen California Dividend Advantage Municipal Fund

NVX
Nuveen California Dividend Advantage Municipal Fund 2

NZH
Nuveen California Dividend Advantage Municipal Fund 3

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $613 billion in assets under management as of June 30, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen expects to operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s existing leadership and key investment teams have remained in place following the transaction.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any changes to your fund’s operations.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	10

Common Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	21

Portfolios of Investments	29

Statement of Assets and Liabilities	86

Statement of Operations	88

Statement of Changes in Net Assets	90

Statement of Cash Flows	92

Financial Highlights	94

Notes to Financial Statements	102

Additional Fund Information	119

Glossary of Terms Used in this Report	120

Reinvest Automatically, Easily and Conveniently	122

Annual Investment Management Agreement Approval Process	123

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

Over the past year, global financial markets were generally strong as stocks of many countries rose due to strengthening economies and abundant central bank support. A low and stable interest rate environment allowed the bond market to generate modest but positive returns.

More recently, markets have been less certain as economic growth is strengthening in some parts of the world, but in other areas recovery has been slow or uneven at best. Despite increasing market volatility, geopolitical turmoil and concerns over rising rates, better-than-expected earnings results and economic data have supported U.S. stocks. Europe continues to face challenges as disappointing growth and inflation measures led the European Central Bank to further cut interest rates. Japan is suffering from the burden of the recent consumption tax as the government’s structural reforms continue to steadily progress. Flare-ups in hotspots, such as the ongoing Russia-Ukraine conflict and Middle East, have not yet been able to derail the markets, though that remains a possibility. With all the challenges facing the markets, accommodative monetary policy around the world has helped lessen the impact of these events.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
October 23, 2014

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen California Municipal Value Fund, Inc. (NCA)
Nuveen California Municipal Value Fund 2 (NCB)
Nuveen California AMT-Free Municipal Income Fund (NKX)
Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Dividend Advantage Municipal Fund 2 (NVX)
Nuveen California Dividend Advantage Municipal Fund 3 (NZH)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Scott R. Romans, PhD, reviews key investment strategies and the six-month performance of the Nuveen California Municipal Funds. Scott has managed NCA, NKX, NAC, NVX and NZH since 2003 and NCB since its inception in 2009.

What key strategies were used to manage the California Funds during the six-month reporting period ended August 31, 2014?

During this reporting period, the rally in the municipal market continued, driven by strong demand and tight supply and reinforced by a market environment of solid fundamentals and improving technical factors. For the reporting period, municipal bond prices generally rose, while interest rates declined. California municipal paper as a whole outperformed the national market, due in part to increased demand triggered by recent changes in the state tax code as well as improving economic conditions in the state. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

Despite the decline in new municipal issuance both nationally and to a greater extent in California, we continued to find opportunities to purchase bonds in both the primary and secondary markets that helped us keep the Funds fully invested. As the municipal market improved, we tried to position our portfolios somewhat more defensively by focusing on higher grade bonds that offered good liquidity and that were positioned in the longer-intermediate part of the yield curve, (i.e., 18 to 22 years, rather than 25 to 30 years). In the current rate environment, we believe it is advantageous to think of purchases as short-term holdings that can be swapped for credit positions with better embedded yields when interest rates start to rise. We successfully used this strategy when rates rose in 2013 to swap out of bonds with 5% coupons and into bonds with higher coupons. In addition, many of those bonds had been purchased at significant premiums. Because premiums must be amortized, that cut into the amount of income available for distribution from the coupon. By executing a bond swap in a rising interest rate environment, the amortization expense was basically

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Manager’s Comments (continued)

converted into a loss, so that more of the income from the coupon could be distributed to shareholders. An additional benefit of this strategy was the generation of tax loss carry-forwards that could be used to offset future capital gains.

During this reporting period, we also took advantage of some opportunities to trade tobacco bonds. Bonds from certain tobacco issuers tend to be more liquid because they were part of a larger issuance. Because of this liquidity, these bonds are preferred by nontraditional municipal investors such as hedge funds. By swapping the Funds’ more liquid tobacco bonds for ones with less liquidity, we were able to pick up bonds with better credit quality and structure and higher yields, while also harvesting tax losses.

Overall, our emphasis in purchase activity was on relative value and credit quality, rather than sector. That is, when considering the purchase of a lower rated bond or a slightly less liquid issue, we looked carefully at the compensation offered by the bond in question relative to its credit quality or liquidity to determine that, if the bond were held for the long term rather than swapped when interest rates rise, the Funds would be well compensated for that. During this reporting period, our purchases of high grade, liquid bonds included California general obligation (GO) bonds as well as California State Public Works credits, both of which we bought until the credit upgrade on California GOs (see next paragraph). As spreads on these bonds tightened following the upgrade, we shifted our focus to other bonds in the high-grade end of the spectrum. All of the additions to our portfolios during this reporting period consisted of California paper.

In June 2014, Moody’s upgraded its credit rating on California GO debt to Aa3 from A1, the highest level since 2001, citing California’s “rapidly improving financial position, high but declining debt metrics, adjusted net pension liability ratios…and robust employment growth.” Earlier in 2014, S&P had revised its outlook for the state to positive from stable, while affirming an A-rating. Fitch continued to rate the state at A with a stable outlook. Also during this reporting period, S&P upgraded its credit rating on National Public Finance Guarantee Corp. (NPFG), the insurance subsidiary of MBIA, to AA- rated from A-rated, citing NPFG’s strong operating performance and competitive position in the financial guarantee market. As a result, the ratings on the Funds’ holdings of bonds backed by insurance from NPFG were similarly upgraded to AA- as of mid-March 2014. This action produced an increase in the percentage of our portfolios held in the AA-rated credit quality category (and a corresponding decrease in the A-rated category), improving the overall credit quality of the Funds. During this reporting period, S&P also upgraded its rating on Assured Guaranty Municipal (AGM) as well as AGM’s municipal-only insurer Municipal Assurance Corp. to AA from AA-.

Cash for purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. The decline in municipal yields and the flattening of the municipal yield curve relative to the Treasury curve helped to make refunding deals more attractive and we saw an increase in this activity during the reporting period, as bond issuers sought to lower costs through refinancings. This provided ample cash for purchases and drove most of our trading activity for the reporting period.

As of August 31, 2014, all six of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

6	Nuveen Investments

How did the Funds perform during the six-month reporting period ended August 31, 2014?

The tables in the Performance Overview and Holding Summaries section of this report provide total returns for each Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended August 31, 2014. Each Fund’s returns at net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification average.

For the six months ended August 31, 2014, the total returns at common share NAV for all six of these Funds exceeded the return for the S&P Municipal Bond California Index as well as that for the national S&P Municipal Bond Index. For this same period, NKX, NAC and NZH outperformed the average return for the Lipper California Municipal Debt Funds Classification Average, while NCA, NCB and NVX trailed this Lipper California average.

Key management factors that influenced the Funds’ returns included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important factor affecting the performance of these Funds. Among the primary reasons that the returns of NCA and NCB lagged those of the other Funds for this six-month reporting period was that these two Funds do not use regulatory leverage. Leverage is discussed in more detail later in this report.

Given the combination of declining interest rates and a flattening yield curve during this reporting period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits with maturities of 15 years or more, especially those at the longest end of the municipal yield curve, outperformed the general municipal market, while bonds at the shortest end of the curve produced the weakest results. In general, the Funds’ durations and yield curve positioning were positive for their performance. Consistent with our long-term strategy, all of these Funds tended to be overweighted in the longer parts of the yield curve that performed best and underweighted in the underperforming shorter end of the curve. This was especially true in NKX and NAC, which had the longest durations among these Funds, while NVX had the shortest duration among the leveraged Funds. Between the two Funds that do not use leverage, NCA benefited from having a longer duration than NCB.

During this reporting period, lower rated bonds generally outperformed higher quality bonds, as the municipal market rally continued and investors became more willing to accept risk. In general, these Funds tended to have good weightings in the lower quality categories and underweights in the highest AAA-rated category, which helped their performance. Overall, NKX was the most advantageously positioned among these Funds in terms of credit exposure, while NVX received less of a contribution from its ratings positioning.

Health care bonds generally were the top performer among the municipal market, while industrial development revenue (IDR), transportation (led by tollroads), education, and water and sewer credits also outperformed the general municipal market. Among these Funds, NCB, NAC and NZH had the heaviest weightings in the health care sector, which boosted their performance. Conversely, health care was a negative factor in NVX due to where its health care holdings were weighted along the curve. The Funds also benefited from solid performance from their holdings of tax increment financing (TIF) district bonds, an area on which we have focused in recent years. Benefiting from the improving housing market and overall economy, land-secured deals such as TIF bonds led the outperformance of the tax-supported sector. However, the Funds tended to be underweighted in tax-supported

Nuveen Investments	7

Portfolio Manager’s Comments (continued)

bonds as a whole. During this reporting period, lower rated tobacco credits backed by the 1998 master tobacco settlement agreement tended to perform in the middle of the pack. All of these Funds had allocations of tobacco bonds issued by various California agencies, with NKX and NZH having the heaviest weighting in these credits and NCA the smallest.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the poorest performing market segments. The underperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. All of these Funds had allocations of pre-refunded bonds, with NCA having by far the heaviest weighting and NCB and NZH the smallest exposures. In addition, GO credits generally trailed the revenue sectors as well as the municipal market as a whole for the reporting period. This included California state GOs, which underperformed despite their upgrade by Moody’s in June 2014.

We also continue to monitor ongoing economic developments in Puerto Rico for any impact on the Funds’ holdings and performance. Shareholders should note that NCB had no exposure to Puerto Rico bonds during this reporting period, while NVX had less than 2% and the other four Funds had allocations of less than 1% at the end of the reporting period. The Puerto Rico credits offered higher yields, added diversification, and triple exemption (i.e., exemption from most federal, state, and local taxes). However, Puerto Rico’s continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Following the latest rating reduction by Moody’s in July 2014, Puerto Rico general obligation debt was rated B2/BB+/BB (below investment grade) by Moody’s, S&P and Fitch, respectively, with negative outlooks. In late June 2014, Puerto Rico approved new legislation creating a judicial framework and formal process that would allow several of the commonwealth’s public corporations to restructure their public debt. As of September 2014, the Nuveen complex held $70.9 million in bonds backed by public corporations in Puerto Rico that could be restructured under this legislation, representing less than 0.1% of our municipal assets under management. In light of the evolving economic situation in Puerto Rico, Nuveen’s credit analysis of the commonwealth had previously considered the possibility of a default and the restructuring of public corporations, and we had adjusted our portfolios to prepare for such an outcome, although no such default or restructuring has occurred to date. The Nuveen complex’s entire exposure to obligations of the government of Puerto Rico and other Puerto Rico issuers totals 0.35% of assets under management, as of September 30, 2014. For the reporting period ended August 31, 2014, Puerto Rico paper underperformed the municipal market as a whole.

FUND REORGANIZATIONS

Effective before the opening of business on June 9, 2014, certain California Funds (the Target Funds) were reorganized into larger California Funds included in this report (the Acquiring Funds) as follows:

The approved reorganizations are as follows:

Target Funds	Acquiring Funds
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)	Nuveen California Dividend Advantage Municipal Fund (NAC)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
Nuveen California Premium Income Municipal Fund (NCU)	Nuveen California AMT-Free Municipal Income Fund (NKX)

8	Nuveen Investments

Upon the closing of a reorganization, a Target Fund transfers its assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund, and the assumption by the Acquiring Fund of the liabilities of the Target Fund. Each Target Fund is then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Target Fund become shareholders of the Acquiring Fund. Holders of common shares receive newly issued common shares of their Acquiring Fund, the aggregate net asset value of which equal the aggregate net asset value of the common shares of the Target Fund held immediately prior to the reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders are entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of each Target Fund receive on a one-for-one basis newly issued preferred shares of their Acquiring Fund, in exchange for preferred shares of the Target Fund held immediately prior to the reorganizations.

Nuveen Investments	9

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. As mentioned previously, NCA and NCB do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of the Funds over this reporting period. For NCA, the impact was minimal due to the low level of leverage used in the Fund.

As of August 31, 2014, the Funds’ percentages of leverage are as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Effective Leverage*	1.67%	9.48%	34.85%	36.34%	32.12%	38.20%
Regulatory Leverage*	0.00%	0.00%	30.48%	29.44%	30.03%	31.55%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

10	Nuveen Investments

THE FUNDS’ REGULATORY LEVERAGE

As of August 31, 2014, the following Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NCA and NCB do not use regulatory leverage.

			MTP Shares			VRDP Shares
	Series		Shares Issued at Liquidation Value	Annual Dividend Rate	NYSE/ NYSE MKT Ticker	Series		Shares Issued at Liquidation Value	Total
NKX	2015	*	$35,250,000	2.00%	NKX PRC	2		$35,500,000
						3		$42,700,000
						4		$109,000,000
						5		$104,400,000
			$35,250,000					$291,600,000	$326,850,000
NAC	—		—			1		$136,200,000
						2	*	$91,000,000
						3	*	$49,800,000
						4	*	$105,600,000
						5	*	$158,900,000
						6	*	$158,100,000
								$699,600,000	$699,600,000
NVX	—		—			1		$98,000,000	$98,000,000
NZH	—		—			1		$160,000,000	$160,000,000

* MTP Shares and/or VRDP Shares issued in connection with the reorganization.

Refer to Notes to Financial Statements, Note 1 — General Information and Significant Accounting Policies for further details on MTP and VRDP Shares.

Nuveen Investments	11

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of August 31, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NCA	NCB	NKX	NAC	NVX	NZH
March 2014	$0.0390	$0.0650	$0.0700	$0.0740	$0.0750	$0.0670
April	0.0390	0.0650	0.0700	0.0740	0.0750	0.0670
May	0.0390	0.0650	0.0700	0.0740	0.0750	0.0670
June*	0.0390	0.0650	0.1400	0.1480	0.0700	0.0670
July	0.0390	0.0650	0.0000	0.0000	0.0700	0.0670
August 2014	0.0390	0.0650	0.0700	0.0800	0.0700	0.0670

Market Yield**	4.60%	4.70%	6.05%	6.73%	6.03%	6.28%
Taxable-Equivalent Yield**	7.04%	7.20%	9.26%	10.31%	9.23%	9.62%

*
In connection with NKX’s reorganization, the Fund declared a dividend of $0.0700 per common share with an ex-dividend date of June 4, 2014, payable on July 1, 2014 and a dividend of $0.0700 per common share with an ex-dividend date of June 4, 2014, payable on August 1, 2014. In connection with NAC’s reorganization, the Fund declared a dividend of $0.0740 per common share with an ex-dividend date of June 4, 2014, payable on July 1, 2014, a dividend of $0.0686 per common share with an ex-dividend date of June 4, 2014, payable on August 1, 2014 and a dividend of $0.0054 per common share with an ex-dividend date of June 17, 2014, payable on August 1, 2014.

**
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of August 31, 2014, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by the Funds during the six months ended August 31, 2014 were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Funds’ shareholders would have received a notice to that effect. The composition and per share amounts of each Fund’s monthly dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively (for reporting purposes) and in Note 6 — Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

12	Nuveen Investments

COMMON SHARE REPURCHASES

As of August 31, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Common Shares Cumulatively Repurchased and Retired	0	0	0	0	50,700	12,900
Common Shares Authorized for Repurchase	2,530,000	330,000	4,185,000	2,350,000	1,475,000	2,415,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

COMMON SHARE EQUITY SHELF PROGRAMS

During the reporting period, the following Funds were authorized to issue additional common shares through their ongoing equity shelf programs. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the equity shelf programs, the Funds are authorized to issue the following number of additional common shares.

	NCA	NKX	NAC
Additional Common Shares Authorized	2,500,000	4,100,000	2,300,000

During the current reporting period, the Funds did not sell any of their common shares through their equity shelf program.

As June 30, 2014, NCA’s, NKX’s and NAC’s shelf offering registration statement were no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is effective. On October 3, 2014 (subsequent to the close of this reporting period), a new registration statement for NCA became effective and therefore, the Fund may issue additional common shares under its equity shelf program.

OTHER COMMON SHARE INFORMATION

As of August 31, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NCA	NCB	NKX	NAC	NVX	NZH
Common Share NAV	$10.44	$17.39	$15.63	$15.61	$15.47	$14.37
Common Share Price	$10.18	$16.59	$13.89	$14.26	$13.93	$12.80
Premium/(Discount) to NAV	(2.49)%	(4.60)%	(11.13)%	(8.65)%	(9.95)%	(10.93)%
6-Month Average Premium/(Discount) to NAV	(2.92)%	(6.35)%	(9.65)%	(7.48)%	(8.59)%	(9.66)%

Nuveen Investments	13

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

14	Nuveen Investments

NCA
Nuveen California Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of August 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NCA at Common Share NAV	6.48%	14.66%	7.36%	5.38%
NCA at Common Share Price	8.90%	17.04%	7.40%	6.32%
S&P Municipal Bond California Index	4.78%	12.30%	6.53%	5.18%
S&P Municipal Bond Index	4.21%	10.55%	5.65%	4.82%
Lipper California Municipal Debt Funds Classification Average	7.96%	21.18%	9.63%	5.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	99.1%
Short-Term Investments	0.4%
Floating Rate Obligations	(1.7)%
Other Assets Less Liabilities	2.2%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.7%
Health Care	17.7%
U.S. Guaranteed	17.5%
Tax Obligation/General	16.9%
Water and Sewer	7.0%
Transportation	5.7%
Other Industries	11.5%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	16.9%
AA	35.0%
A	20.3%
BBB	11.5%
BB or Lower	8.6%
N/R (not rated)	7.7%

Nuveen Investments	15

NCB
Nuveen California Municipal Value Fund 2
Performance Overview and Holding Summaries as of August 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2014

	Cumulative	Average Annual
				Since
	6-Month	1-Year	5-Year	Inception1
NCB at Common Share NAV	5.89%	15.02%	7.91%	8.93%
NCB at Common Share Price	9.43%	18.03%	7.86%	7.36%
S&P Municipal Bond California Index	4.78%	12.30%	6.53%	6.84%
S&P Municipal Bond Index	4.21%	10.55%	5.65%	6.06%
Lipper California Municipal Debt Funds Classification Average	7.96%	21.18%	9.63%	8.97%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	98.5%
Short-Term Investments	1.0%
Other Assets Less Liabilities	0.5%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.1%
Health Care	21.8%
Utilities	14.1%
Tax Obligation/General	11.1%
Water and Sewer	7.4%
Housing/Single Family	5.7%
Consumer Staples	5.0%
Other Industries	11.8%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	15.9%
AA	19.9%
A	43.5%
BBB	11.0%
BB or Lower	7.6%
N/R (not rated)	2.1%

1 Since inception returns are from April 28, 2009.

16	Nuveen Investments

NKX
Nuveen California AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of August 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NKX at Common Share NAV	10.82%	25.31%	8.95%	6.43%
NKX at Common Share Price	8.08%	23.14%	8.23%	5.80%
S&P Municipal Bond California Index	4.78%	12.30%	6.53%	5.18%
S&P Municipal Bond Index	4.21%	10.55%	5.65%	4.82%
Lipper California Municipal Debt Funds Classification Average	7.96%	21.18%	9.63%	5.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	141.5%
Short-Term Investments	1.2%
Floating Rate Obligations	(0.9)%
MTP Shares, at Liquidation Value	(4.7)%
VRDP Shares, at Liquidation Value	(39.1)%
Other Assets Less Liabilities	2.0%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	34.6%
Tax Obligation/General	21.1%
Health Care	14.7%
Water and Sewer	10.4%
Transportation	4.4%
Other Industries	14.8%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	4.7%
AA	54.4%
A	17.7%
BBB	9.3%
BB or Lower	7.1%
N/R (not rated)	6.8%

Nuveen Investments	17

NAC
Nuveen California Dividend Advantage Municipal Fund
Performance Overview and Holding Summaries as of August 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NAC at Common Share NAV	9.52%	24.46%	10.02%	6.51%
NAC at Common Share Price	4.62%	23.99%	10.03%	6.30%
S&P Municipal Bond California Index	4.78%	12.30%	6.53%	5.18%
S&P Municipal Bond Index	4.21%	10.55%	5.65%	4.82%
Lipper California Municipal Debt Funds Classification Average	7.96%	21.18%	9.63%	5.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	144.2%
Short-Term Investments	1.6%
Floating Rate Obligations	(6.0)%
VRDP Shares, at Liquidation Value	(41.7)%
Other Assets Less Liabilities	1.9%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	23.9%
Health Care	22.5%
Tax Obligation/General	20.5%
Water and Sewer	8.7%
U.S. Guaranteed	5.6%
Transportation	4.9%
Other Industries	13.9%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	8.5%
AA	46.4%
A	19.4%
BBB	11.7%
BB or Lower	8.2%
N/R (not rated)	5.8%

18	Nuveen Investments

NVX
Nuveen California Dividend Advantage Municipal Fund 2
Performance Overview and Holding Summaries as of August 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NVX at Common Share NAV	7.19%	20.71%	8.91%	6.40%
NVX at Common Share Price	4.51%	16.57%	8.70%	6.33%
S&P Municipal Bond California Index	4.78%	12.30%	6.53%	5.18%
S&P Municipal Bond Index	4.21%	10.55%	5.65%	4.82%
Lipper California Municipal Debt Funds Classification Average	7.96%	21.18%	9.63%	5.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	130.9%
Short-Term Investments	9.5%
Floating Rate Obligations	(0.4)%
VRDP Shares, at Liquidation Value	(42.9)%
Other Assets Less Liabilities	2.9%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.4%
Tax Obligation/Limited	17.5%
Health Care	16.7%
Utilities	10.1%
Housing/Multifamily	7.4%
Transportation	5.9%
Water and Sewer	5.9%
Consumer Staples	5.2%
Other Industries	8.9%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	13.8%
AA	39.0%
A	18.9%
BBB	13.4%
BB or Lower	9.7%
N/R (not rated)	5.2%

Nuveen Investments	19

NZH
Nuveen California Dividend Advantage Municipal Fund 3
Performance Overview and Holding Summaries as of August 31, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of August 31, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NZH at Common Share NAV	9.54%	23.50%	9.74%	5.98%
NZH at Common Share Price	7.94%	18.49%	7.91%	6.07%
S&P Municipal Bond California Index	4.78%	12.30%	6.53%	5.18%
S&P Municipal Bond Index	4.21%	10.55%	5.65%	4.82%
Lipper California Municipal Debt Funds Classification Average	7.96%	21.18%	9.63%	5.72%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	138.1%
Short-Term Investments	5.6%
Floating Rate Obligations	(0.2)%
VRDP Shares, at Liquidation Value	(46.1)%
Other Assets Less Liabilities	2.6%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	32.5%
Health Care	20.6%
Tax Obligation/General	9.0%
Water and Sewer	7.3%
Transportation	5.6%
Consumer Staples	5.3%
Utilities	4.8%
Other Industries	14.9%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	5.4%
AA	45.5%
A	22.1%
BBB	12.5%
BB or Lower	8.5%
N/R (not rated)	6.0%

20	Nuveen Investments

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on February 24, 2014, for NCP, NCO, NQC, NVC, NAC and NUC; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Agreement and Plan of Reorganization, the Issuance of Additional Common Shares and the approval of an Agreement and Plan of Reorganization and to approve the amendment and restatement of the Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares. The meeting was subsequently adjourned to March 17, 2014 and April 4, 2014 for NCO, NQC, NVC, NAC and NUC and again for NQC and NVC to May 2, 2014.

The annual meeting of shareholders was held in the offices of Nuveen Investments on February 24, 2014, for NCU and NKX; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Agreement and Plan of Reorganization and to approve the amendment and restatement of the Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares. The meeting was subsequently adjourned for NCU to March 17, 2014, April 4, 2014 and again to May 2, 2014.

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014, for NCA, NCB, NVX, NZH, NAC and NKX; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve a new sub-advisory agreement and to elect Board Members.

	NCA	NCB	NCP		NCO
	Common Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares
To approve an Agreement and Plan of Reorganization
For	—	—	6,531,142	910	4,183,660	498
Against	—	—	402,293	—	297,232	—
Abstain	—	—	225,331	—	130,051	—
Broker Non-Votes	—	—	4,528,202	—	2,912,613	—
Total	—	—	11,686,968	910	7,523,556	498
To approve the issuance of additional common
shares in connection with each Reorganization.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the Amendment and Restatement of Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares of Dividend Advantage
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve a new investment management agreement
For	10,731,347	1,185,561	—	—	—	—
Against	372,985	22,204	—	—	—	—
Abstain	458,640	60,478	—	—	—	—
Broker Non-Votes	4,220,957	449,717	—	—	—	—
Total	15,783,929	1,717,960	—	—	—	—

Nuveen Investments	21

Shareholder Meeting Report (continued)

	NCA	NCB	NCP		NCO
	Common Shares	Common Shares	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares
To approve a new sub-advisory agreement
For	10,713,051	1,156,174	—	—	—	—
Against	376,100	52,359	—	—	—	—
Abstain	473,821	59,710	—	—	—	—
Broker Non-Votes	4,220,957	449,717	—	—	—	—
Total	15,783,929	1,717,960	—	—	—	—
Approval of the Board Members was reached as follows:
William Adams IV
For	15,205,670	1,558,251	—	—	—	—
Withhold	578,259	159,709	—	—	—	—
Total	15,783,929	1,717,960	—	—	—	—
William C. Hunter
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
David J. Kundert
For	15,159,935	1,558,251	—	—	—	—
Withhold	623,994	159,709	—	—	—	—
Total	15,783,929	1,717,960	—	—	—	—
John K. Nelson
For	15,196,489	1,558,251	—	—	—	—
Withhold	587,440	159,709	—	—	—	—
Total	15,783,929	1,717,960	—	—	—	—
William J. Schneider
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Terence J. Toth
For	15,184,460	1,558,251	—	—	—	—
Withhold	599,469	159,709	—	—	—	—
Total	15,783,929	1,717,960	—	—	—	—

22	Nuveen Investments

	NQC		NVC		NUC
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares
To approve an Agreement and Plan of Reorganization
For	7,082,889	1,055	11,957,855	1,589	11,239,038	1,581
Against	447,687	—	1,189,084	—	566,062	—
Abstain	514,377	—	643,139	—	547,831	—
Broker Non-Votes	4,686,258	—	8,177,104	—	8,398,853	—
Total	12,731,211	1,055	21,967,182	1,589	20,751,784	1,581
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the Amendment and Restatement of Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares of Dividend Advantage
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve a new investment management agreement
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—

Nuveen Investments	23

Shareholder Meeting Report (continued)

	NQC		NVC		NUC
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares
To approve a new sub-advisory agreement
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
Approval of the Board Members was reached as follows:
William Adams IV
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William C. Hunter
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
David J. Kundert
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
John K. Nelson
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William J. Schneider
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Terence J. Toth
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—

24	Nuveen Investments

	NCU		NAC
	Common and Preferred shares voting together as a class	Preferred shares	Common Shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Preferred shares
To approve an Agreement and Plan of Reorganization
For	5,095,143	1,777,732	—	—	—	1,362
Against	323,472	97,813	—	—	—	—
Abstain	159,047	39,000	—	—	—	—
Broker Non-Votes	3,177,391	1,494,597	—	—	—	—
Total	8,755,053	3,409,142	—	—	—	1,362
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	11,644,969	11,646,331	—	—
Against	—	—	781,532	781,532	—	—
Abstain	—	—	441,938	441,938	—	—
Total	—	—	12,868,439	12,869,801	—	—
To approve the Amendment and Restatement of Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares of Dividend Advantage
For	—	—	—	—	—	1,362
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Total	—	—	—	—	—	1,362
To approve a new investment management agreement
For	—	—	—	46,661,927	—	—
Against	—	—	—	2,471,426	—	—
Abstain	—	—	—	2,828,217	—	—
Broker Non-Votes	—	—	—	15,775,580	—	—
Total	—	—	—	67,737,150	—	—

Nuveen Investments	25

Shareholder Meeting Report (continued)

	NCU		NAC
	Common and Preferred shares voting together as a class	Preferred shares	Common Shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Preferred shares
To approve a new sub-advisory agreement
For	—	—	—	46,605,012	—	—
Against	—	—	—	2,491,436	—	—
Abstain	—	—	—	2,865,122	—	—
Broker Non-Votes	—	—	—	15,775,580	—	—
Total	—	—	—	67,737,150	—	—
Approval of the Board Members was reached as follows:
William Adams IV
For	—	—	—	64,562,367	—	—
Withhold	—	—	—	3,174,783	—	—
Total	—	—	—	67,737,150	—	—
William C. Hunter
For	—	—	—	—	6,329	—
Withhold	—	—	—	—	480	—
Total	—	—	—	—	6,809	—
David J. Kundert
For	—	—	—	64,487,912	—	—
Withhold	—	—	—	3,249,238	—	—
Total	—	—	—	67,737,150	—	—
John K. Nelson
For	—	—	—	64,578,980	—	—
Withhold	—	—	—	3,158,170	—	—
Total	—	—	—	67,737,150	—	—
William J. Schneider
For	—	—	—	—	6,329	—
Withhold	—	—	—	—	480	—
Total	—	—	—	—	6,809	—
Terence J. Toth
For	—	—	—	64,519,668	—	—
Withhold	—	—	—	3,217,482	—	—
Total	—	—	—	67,737,150	—	—

26	Nuveen Investments

	NVX		NZH		NKX
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve an Agreement and Plan of Reorganization
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Broker Non-Votes	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the issuance of additional common shares in connection with each Reorganization.
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve the Amendment and Restatement of Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares of Dividend Advantage
For	—	—	—	—	—	—
Against	—	—	—	—	—	—
Abstain	—	—	—	—	—	—
Total	—	—	—	—	—	—
To approve a new investment management agreement
For	6,593,847	—	10,278,894	—	22,009,939	—
Against	204,932	—	315,328	—	1,170,240	—
Abstain	262,712	—	420,223	—	1,510,747	—
Broker Non-Votes	2,070,052	—	3,849,820	—	6,788,341	—
Total	9,131,543	—	14,864,265	—	31,479,267	—
Nuveen Investments	27

Shareholder Meeting Report (continued)

	NVX		NZH		NKX
	Common and Preferred shares voting together as a class	Preferred Shares	Common and Preferred shares voting together as a class	Preferred shares	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
To approve a new sub-advisory agreement
For	6,571,347	—	10,261,355	—	21,929,598	—
Against	220,238	—	348,961	—	1,190,666	—
Abstain	269,906	—	404,129	—	1,570,662	—
Broker Non-Votes	2,070,052	—	3,849,820	—	6,788,341	—
Total	9,131,543	—	14,864,265	—	31,479,267	—
Approval of the Board Members was reached as follows:
William Adams IV
For	8,806,495	—	14,230,119	—	29,863,778	—
Withhold	325,048	—	634,146	—	1,615,489	—
Total	9,131,543	—	14,864,265	—	31,479,267	—
William C. Hunter
For	—	730	—	1,030	—	1,545,894
Withhold	—	—	—	220	—	277,904
Total	—	730	—	1,250	—	1,823,798
David J. Kundert
For	8,798,168	—	14,272,467	—	29,831,027	—
Withhold	333,375	—	591,798	—	1,648,240	—
Total	9,131,543	—	14,864,265	—	31,479,267	—
John K. Nelson
For	8,806,495	—	14,279,998	—	29,860,984	—
Withhold	325,048	—	584,267	—	1,618,283	—
Total	9,131,543	—	14,864,265	—	31,479,267	—
William J. Schneider
For	—	730	—	1,030	—	1,547,394
Withhold	—	—	—	220	—	276,404
Total	—	730	—	1,250	—	1,823,798
Terence J. Toth
For	8,803,722	—	14,276,866	—	29,847,803	—
Withhold	327,821	—	587,399	—	1,631,464	—
Total	9,131,543	—	14,864,265	—	31,479,267	—

28	Nuveen Investments

NCA
Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.1% (99.6% of Total Investments)
	MUNICIPAL BONDS – 99.1% (99.6% of Total Investments)
	Consumer Staples – 4.1% (4.1% of Total Investments)
$2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B+	$1,623,020
225	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	216,599
3,940	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	3,255,228
3,570	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	2,827,583
3,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	2,779,560
13,235	Total Consumer Staples			10,701,990
	Education and Civic Organizations – 0.6% (0.6% of Total Investments)
140	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	142,303
95	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	99,777
450	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	487,769
700	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	798,721
1,385	Total Education and Civic Organizations			1,528,570
	Health Care – 17.2% (17.3% of Total Investments)
555	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	626,240
350	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	396,998
690	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	783,288
	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011:
560	5.000%, 8/15/31	8/21 at 100.00	A1	621,342
670	5.250%, 8/15/41	8/21 at 100.00	A1	752,872
5,365	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	5,784,972
1,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	1,205,310
3,870	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	Baa1	4,075,574
1,560	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	1,570,452
2,625	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	2,885,348
1,000	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	1,007,980

Nuveen Investments	29

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	$1,101,530
3,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	3,285,240
1,460	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,534,445
2,710	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	Aa3	3,157,909
1,890	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	1,929,444
1,615	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A, 5.000%, 12/01/22	12/15 at 100.00	BBB	1,635,575
1,525	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,694,763
2,940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	3,176,670
2,900	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	3,017,798
1,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	2,049,775
3,000	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	3,191,010
42,035	Total Health Care			45,484,535
	Housing/Multifamily – 2.3% (2.3% of Total Investments)
1,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,136,382
1,060	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	1,148,287
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
65	5.250%, 8/15/39	8/24 at 100.00	BBB	70,812
175	5.250%, 8/15/49	8/24 at 100.00	BBB	189,677
2,310	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Harbor City Lights, Series 1999Y, 6.650%, 7/01/39 (Alternative Minimum Tax)	1/15 at 100.00	N/R	2,311,594
1,160	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	1/15 at 100.00	N/R	1,160,998
5,790	Total Housing/Multifamily			6,017,750
	Housing/Single Family – 0.9% (0.8% of Total Investments)
2,125	California Department of Veteran Affairs, Home Purchase Revenue Bonds, Series 2007, 5.000%, 12/01/42 (Alternative Minimum Tax)	12/16 at 100.00	AA	2,178,805
70	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	73,168
2,195	Total Housing/Single Family			2,251,973
	Long-Term Care – 1.8% (1.8% of Total Investments)
4,000	ABAG Finance Authority for Non-Profit Corporations, California, Health Facility Revenue Bonds, The Institute on Aging, Series 2008A, 5.650%, 8/15/38	8/18 at 100.00	A	4,348,800
485	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	10/14 at 100.00	BBB+	486,557
4,485	Total Long-Term Care			4,835,357

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 16.8% (16.9% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
$2,500	6.000%, 4/01/38	4/19 at 100.00	Aa3	$2,978,075
1,000	6.000%, 11/01/39	11/19 at 100.00	Aa3	1,214,510
2,000	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	Aa3	2,314,060
	California State, General Obligation Bonds, Various Purpose Series 2013:
1,000	5.000%, 2/01/29	No Opt. Call	Aa3	1,168,520
2,500	5.000%, 4/01/37	4/23 at 100.00	Aa3	2,828,525
2,500	5.000%, 2/01/43	No Opt. Call	Aa3	2,799,500
2,240	5.000%, 11/01/43	11/23 at 100.00	Aa3	2,528,758
5,000	California State, General Obligation Bonds, Various Purpose Series 2014, 5.000%, 5/01/32	5/24 at 100.00	Aa3	5,845,400
6,000	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	647,880
2,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,076,800
11,875	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 9/01/41	9/36 at 100.00	AA+	7,769,575
1,320	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Series 2010B, 5.500%, 8/01/35	8/18 at 100.00	Aa3	1,496,590
20,860	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	10,710,150
60,795	Total Tax Obligation/General			44,378,343
	Tax Obligation/Limited – 23.5% (23.7% of Total Investments)
1,000	Artesia Redevelopment Agency, California, Tax Allocation Revenue Bonds, Artesia Redevelopment Project Area, Series 2007, 5.375%, 6/01/27	6/15 at 100.00	BBB+	1,008,910
	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003:
3,000	5.500%, 10/01/23 – RAAI Insured	10/14 at 100.00	N/R	3,001,290
1,000	5.625%, 10/01/33 – RAAI Insured	10/14 at 100.00	N/R	997,620
2,400	Calexico Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Central Business and Residential District Project, Series 2003C, 5.000%, 8/01/28 – AMBAC Insured	8/15 at 100.00	A–	2,427,048
3,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33	9/23 at 100.00	A1	4,085,865
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A1	1,177,650
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A1	2,429,480
3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A1	3,347,790
340	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	353,090
1,005	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	1,034,155
1,000	Folsom Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2007A, 5.000%, 9/01/23 – AMBAC Insured	9/17 at 100.00	N/R	1,051,970
750	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/14 at 100.00	A–	751,328
615	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A1	626,808
675	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	693,353

Nuveen Investments	31

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
$150	5.000%, 9/01/26	9/16 at 100.00	N/R	$154,122
355	5.125%, 9/01/36	9/16 at 100.00	N/R	362,750
2,500	Kern County Board of Education, California, Certificates of Participation, Series 2006A, 5.000%, 6/01/31 – NPFG Insured	6/16 at 100.00	AA–	2,555,250
750	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.000%, 8/01/24	8/19 at 100.00	BBB	864,338
3,520	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	3,853,133
370	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	469,408
140	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	162,485
5,910	Palmdale Elementary School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 90-1, Series 1999, 5.800%, 8/01/29	No Opt. Call	AA	5,922,943
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
955	5.250%, 9/01/30	9/23 at 100.00	N/R	1,041,256
860	5.750%, 9/01/39	9/23 at 100.00	N/R	947,127
160	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	175,190
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
125	6.000%, 9/01/33	9/14 at 100.00	N/R	129,700
275	6.125%, 9/01/41	9/14 at 100.00	N/R	285,120
1,130	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	1,236,446
440	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	500,887
80	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	97,345
5,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2004A, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/14 at 100.00	A–	5,004,200
2,000	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	2,016,500
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,127,940
170	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	177,070
65	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	78,486
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
65	7.000%, 8/01/33	2/21 at 100.00	BBB+	75,825
80	7.000%, 8/01/41	2/21 at 100.00	BBB+	92,151
2,750	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	AA	2,761,303
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
400	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	428,372
590	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	630,987

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$780	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	$821,995
910	Santa Clara Valley Transportation Authority, California, Sales Tax Revenue Bonds, Series 2007A, 5.000%, 4/01/36 – AMBAC Insured	4/17 at 100.00	AA+	992,573
110	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	123,559
1,390	Tehachapi Redevelopment Agency, California, Tax Allocation Bonds, Series 2007, 5.250%, 12/01/37 – RAAI Insured	12/17 at 100.00	BB–	1,404,470
1,925	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/26 – FGIC Insured	9/16 at 100.00	A3	1,979,709
690	Vista Joint Powers Financing Authority, California, Special Tax Lease Revenue Refunding Bonds, Community Facilities District 90-2, Series 1997A, 5.875%, 9/01/20	9/14 at 100.00	N/R	691,076
1,730	West Contra Costa Healthcare District, California, Certificates of Participation, Series 2004, 5.375%, 7/01/21 – AMBAC Insured	1/15 at 100.00	A–	1,733,720
190	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	227,818
58,850	Total Tax Obligation/Limited			62,111,611
	Transportation – 5.7% (5.7% of Total Investments)
1,820	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,138,518
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
1,945	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	2,104,937
4,010	5.750%, 1/15/46	1/24 at 100.00	BBB–	4,574,287
4,010	6.000%, 1/15/53	1/24 at 100.00	BBB–	4,635,199
195	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.550%, 7/01/28 (Alternative Minimum Tax)	7/16 at 100.00	N/R	195,601
1,210	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,350,542
13,190	Total Transportation			14,999,084
	U.S. Guaranteed – 17.4% (17.5% of Total Investments) (4)
2,500	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (4)	2,687,350
1,480	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AD, 5.000%, 12/01/22 (Pre-refunded 6/01/15) – AGM Insured	6/15 at 100.00	AAA	1,534,375
2,065	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	2,624,594
1,500	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – FGIC Insured	7/16 at 100.00	Aa2 (4)	1,629,915
21,500	Merced Irrigation District, California, Certificates of Participation, Water and Hydroelectric Series 2008B, 0.000%, 9/01/23 (Pre-refunded 9/01/16)	9/16 at 64.56	A (4)	13,758,495
8,565	Palmdale, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988A, 0.000%, 3/01/17 (ETM)	No Opt. Call	AA+ (4)	8,460,678
270	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (4)	282,158
20,415	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1988A, 0.000%, 9/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	14,162,903
625	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (4)	715,275
58,920	Total U.S. Guaranteed			45,855,743

Nuveen Investments	33

NCA	Nuveen California Municipal Value Fund, Inc.
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 1.9% (1.9% of Total Investments)
$2,240	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18	12/14 at 100.00	N/R	$2,164,445
1,800	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	2,190,222
605	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	611,939
4,645	Total Utilities			4,966,606
	Water and Sewer – 6.9% (7.0% of Total Investments)
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/29	4/23 at 100.00	AA–	1,177,340
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
1,375	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,445,868
2,675	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	2,808,322
1,500	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,596,660
410	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	432,144
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2007A-2, 5.000%, 7/01/44 – AMBAC Insured	7/17 at 100.00	AA	5,455,350
	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008:
1,850	5.500%, 1/01/33	1/18 at 100.00	A–	2,055,850
3,000	5.500%, 1/01/38	1/18 at 100.00	A–	3,297,090
16,810	Total Water and Sewer			18,268,624
$282,335	Total Long-Term Investments (cost $233,692,802)			261,400,186

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4% (0.4% of Total Investments)
	MUNICIPAL BONDS – 0.4% (0.4% of Total Investments)
	Health Care – 0.4% (0.4% of Total Investments)
$880	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	$898,216
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	102,070
130	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	132,691
$1,110	Total Short-Term Investments (cost $1,110,000)			1,132,977
	Total Investments (cost $234,802,802) – 99.5%			262,533,163
	Floating Rate Obligations – (1.7)%			(4,490,000)
	Other Assets Less Liabilities – 2.2%			5,941,917
	Net Assets Applicable to Common Shares – 100%			$263,985,080

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	35

NCB
Nuveen California Municipal Value Fund 2
	Portfolio of Investments	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.5% (99.0% of Total Investments)
	MUNICIPAL BONDS – 98.5% (99.0% of Total Investments)
	Consumer Staples – 5.0% (5.0% of Total Investments)
$2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	$1,652,400
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	1,191,240
3,500	Total Consumer Staples			2,843,640
	Education and Civic Organizations – 3.1% (3.1% of Total Investments)
500	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/25	10/15 at 100.00	A3	523,420
865	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009, 5.500%, 11/01/39	11/19 at 100.00	A2	951,526
100	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	108,393
150	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	171,155
1,615	Total Education and Civic Organizations			1,754,494
	Health Care – 20.7% (20.8% of Total Investments)
1,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Health Facility Revenue Bonds, Saint Rose Hospital, Series 2009A, 6.000%, 5/15/29	5/19 at 100.00	A	1,096,730
1,900	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009A, 6.000%, 7/01/39	7/19 at 100.00	A	2,156,234
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of Orange County, Series 2009A, 6.500%, 11/01/38	11/19 at 100.00	A	1,179,330
70	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	78,985
75	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	85,071
150	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	170,280
850	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	Baa1	895,152
700	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA	734,160
	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006:
125	5.000%, 3/01/41	3/16 at 100.00	A+	128,384
2,000	5.250%, 3/01/45	3/16 at 100.00	A+	2,068,300
800	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24	8/16 at 100.00	A3	853,632
850	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	A	929,076
250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	274,130

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$725	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	$754,450
380	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	445,094
10,875	Total Health Care			11,849,008
	Housing/Multifamily – 1.2% (1.2% of Total Investments)
230	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	256,243
70	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	75,830
250	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	278,880
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
15	5.250%, 8/15/39	8/24 at 100.00	BBB	16,341
40	5.250%, 8/15/49	8/24 at 100.00	BBB	43,355
605	Total Housing/Multifamily			670,649
	Housing/Single Family – 5.7% (5.7% of Total Investments)
690	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	A–	703,738
2,500	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 4.625%, 8/01/26 (Alternative Minimum Tax)	2/16 at 100.00	A–	2,550,049
3,190	Total Housing/Single Family			3,253,787
	Materials – 1.0% (1.0% of Total Investments)
585	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	591,903
	Tax Obligation/General – 11.1% (11.1% of Total Investments)
2,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37 – NPFG Insured	6/17 at 100.00	AA–	2,174,340
2,100	Carlsbad Unified School District, San Diego County, California, General Obligation Bonds, Series 2009B, 0.000%, 5/01/34	5/24 at 100.00	AA	1,891,638
1,120	Oakland, California, General Obligation Bonds, Measure DD Series 2009B, 5.250%, 1/15/29	1/19 at 100.00	Aa2	1,277,237
4,000	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Election 2008 Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	431,920
500	Western Riverside Water & Wastewater Financing Authority, California, Revenue Bonds, Western Municipal Water District, Series 2009, 5.625%, 9/01/39 – AGC Insured	8/19 at 100.00	AA	550,930
9,720	Total Tax Obligation/General			6,326,065
	Tax Obligation/Limited – 22.9% (23.1% of Total Investments)
1,000	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	A	1,178,670
1,965	California State Public Works Board, Lease Revenue Bonds, Department of Education Riverside Campus Project, Series 2009B, 5.750%, 4/01/23	4/19 at 100.00	A1	2,340,491
500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 6.000%, 3/01/35	3/20 at 100.00	A1	598,730
160	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/14 at 100.00	A–	160,283

Nuveen Investments	37

NCB	Nuveen California Municipal Value Fund 2
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$145	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	$148,943
425	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	No Opt. Call	BBB	495,491
	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
1,135	5.000%, 8/01/16	No Opt. Call	A–	1,227,866
80	6.500%, 8/01/24	8/21 at 100.00	A–	101,494
30	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	34,818
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
210	5.250%, 9/01/30	9/23 at 100.00	N/R	228,967
190	5.750%, 9/01/39	9/23 at 100.00	N/R	209,249
35	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	38,323
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
30	6.000%, 9/01/33	9/14 at 103.00	N/R	31,128
60	6.125%, 9/01/41	9/14 at 103.00	N/R	62,208
240	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	262,608
95	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	108,146
15	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	18,252
35	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	36,456
1,000	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 2009B, 6.625%, 8/01/39	8/19 at 100.00	A	1,133,610
1,500	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.250%, 4/01/31	4/19 at 100.00	AA	1,718,040
15	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	18,112
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
15	7.000%, 8/01/33	2/21 at 100.00	BBB+	17,498
15	7.000%, 8/01/41	2/21 at 100.00	BBB+	17,278
125	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	133,684
635	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/22 – AMBAC Insured	8/17 at 100.00	BBB	672,154
25	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	28,082
2,000	Westlake Village, California, Certificates of Participation, Financing Project, Series 2009, 5.000%, 6/01/39	6/16 at 100.00	AA+	2,061,060
40	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	46,920
11,720	Total Tax Obligation/Limited			13,128,561

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 4.9% (4.9% of Total Investments)
$395	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	$464,129
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
865	5.750%, 1/15/46	1/24 at 100.00	BBB–	986,723
865	6.000%, 1/15/53	1/24 at 100.00	BBB–	999,862
305	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	334,783
2,430	Total Transportation			2,785,497
	U.S. Guaranteed – 1.6% (1.6% of Total Investments) (4)
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2009:
55	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	67,096
80	5.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A2 (4)	96,609
575	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	734,402
710	Total U.S. Guaranteed			898,107
	Utilities – 14.0% (14.1% of Total Investments)
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	1,351,370
2,495	Roseville Natural Gas Financing Authority, California, Gas Revenue Bonds, Series 2007, 5.000%, 2/15/17	No Opt. Call	A	2,698,267
2,400	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 11/01/24	No Opt. Call	A	2,790,215
1,000	Tuolumne Wind Project Authority, California, Revenue Bonds, Tuolumne Company Project, Series 2009A, 5.625%, 1/01/29	1/19 at 100.00	AA–	1,174,240
6,895	Total Utilities			8,014,092
	Water and Sewer – 7.3% (7.4% of Total Investments)
1,075	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	1,128,578
2,000	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 17.794%, 2/01/35 (IF) (5)	2/19 at 100.00	AAA	3,076,679
3,075	Total Water and Sewer			4,205,257
$54,920	Total Long-Term Investments (cost $47,154,595)			56,321,060

Nuveen Investments	39

NCB	Nuveen California Municipal Value Fund 2
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.0% (1.0% of Total Investments)
	MUNICIPAL BONDS – 1.0% (1.0% of Total Investments)
	Health Care – 1.0% (1.0% of Total Investments)
$340	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	$347,038
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	102,070
100	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (6)	No Opt. Call	N/R	102,070
$540	Total Short-Term Investments (cost $540,000)			551,178
	Total Investments (cost $47,694,595) – 99.5%			56,872,238
	Other Assets Less Liabilities – 0.5%			311,902
	Net Assets Applicable to Common Shares – 100%			$57,184,140

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

40	Nuveen Investments

NKX
Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 141.5% (99.2% of Total Investments)
	MUNICIPAL BONDS – 141.5% (99.2% of Total Investments)
	Consumer Staples – 5.2% (3.7% of Total Investments)
$1,130	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	12/14 at 100.00	Baa1	$1,129,898
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
1,350	5.600%, 6/01/36	12/18 at 100.00	B+	1,133,015
325	5.650%, 6/01/41	12/18 at 100.00	B+	263,741
7,780	5.700%, 6/01/46	12/18 at 100.00	B+	6,350,192
110	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	105,893
2,285	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	11/14 at 100.00	BBB	2,270,148
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,950	5.750%, 6/01/47	6/17 at 100.00	B	5,709,634
17,130	5.125%, 6/01/47	6/17 at 100.00	B	12,825,570
865	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	685,115
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,450	5.375%, 6/01/38	6/15 at 100.00	B–	6,945,731
2,000	5.500%, 6/01/45	6/15 at 100.00	B–	1,588,320
48,375	Total Consumer Staples			39,007,257
	Education and Civic Organizations – 2.1% (1.5% of Total Investments)
1,050	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,129,149
70	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	71,152
45	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	47,263
4,475	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 7.125%, 8/01/43	8/23 at 100.00	BB	5,081,765
1,780	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	1,929,395
1,600	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.875%, 1/01/42	1/22 at 100.00	N/R	1,707,360
800	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	825,664
300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	342,309
185	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	215,405
4,060	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	4,165,804
14,365	Total Education and Civic Organizations			15,515,266

Nuveen Investments	41

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 19.9% (13.9% of Total Investments)
$4,100	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26	No Opt. Call	Ba2	$4,620,536
1,630	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA	1,740,318
1,255	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	No Opt. Call	BBB+	1,355,701
1,000	California Health Facilities Financing Authority, Revenue Bonds, City of Hope National Medical Center, Series 2012A, 5.000%, 11/15/35	No Opt. Call	AA–	1,121,360
2,520	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	2,843,467
2,000	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	2,226,820
1,405	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	1,593,663
2,800	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	3,178,560
335	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	376,436
10,265	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	11,068,544
750	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	805,380
685	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/46	2/17 at 100.00	Baa1	712,585
1,000	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	1,006,700
4,920	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.294%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	6,238,516
1,815	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	1,829,484
4,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	4,380,320
	California Statewide Community Development Authority, Revenue Bonds, Children’s Hospital of Los Angeles, Series 2007:
2,995	5.000%, 8/15/39 – NPFG Insured	8/17 at 100.00	AA–	3,075,266
6,500	5.000%, 8/15/47	8/17 at 100.00	BBB+	6,617,130
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
895	5.250%, 7/01/24 (4)	7/15 at 100.00	B–	868,150
2,740	5.250%, 7/01/30 (4)	7/15 at 100.00	B–	2,657,800
730	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	767,223
11,335	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	11,641,838
5,020	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	5,275,217
2,680	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,249,366
6,160	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	Aa3	7,178,125
7,555	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	8,611,793

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,690	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	$1,725,270
10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	10,669,296
760	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	844,603
2,600	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	2,781,740
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
9,250	6.625%, 11/01/29	11/19 at 100.00	Ba1	10,142,810
7,500	6.750%, 11/01/39	11/19 at 100.00	Ba1	8,103,750
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
1,500	6.000%, 11/01/30	11/20 at 100.00	Ba1	1,581,960
2,595	6.000%, 11/01/41	11/20 at 100.00	Ba1	2,700,409
1,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	1,019,800
850	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	995,605
9,085	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	9,663,442
2,000	Sierra View Local Health Care District, California, Revenue Bonds, Series 2007, 5.250%, 7/01/37	9/17 at 100.00	A	2,062,560
1,000	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	AA–	1,046,600
136,920	Total Health Care			148,378,143
	Housing/Multifamily – 2.5% (1.7% of Total Investments)
485	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	540,339
155	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	167,910
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	390,432
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club Series 2013A:
2,000	5.625%, 11/15/33	11/23 at 100.00	BBB–	2,150,800
8,000	6.000%, 11/15/48	11/23 at 100.00	BBB–	8,669,120
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
260	5.250%, 8/15/39	8/24 at 100.00	BBB	283,247
705	5.250%, 8/15/49	8/24 at 100.00	BBB	764,128
3,285	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Vallecitos Mobile Home Park, Series 2013, 5.000%, 4/15/38	4/23 at 100.00	BBB	3,480,720
	La Verne, California, Mobile Home Park Revenue Refunding Bonds, Copacabana Mobile Home Park, Series 2014:
670	5.000%, 6/15/44	6/24 at 100.00	A	715,687
185	5.000%, 6/15/49	6/24 at 100.00	A	196,648
1,165	Poway, California, Housing Revenue Bonds, Revenue Bonds, Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23	5/15 at 100.00	AA–	1,178,677
17,260	Total Housing/Multifamily			18,537,708
	Housing/Single Family – 0.2% (0.1% of Total Investments)
1,150	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008L, 5.500%, 8/01/38	2/18 at 100.00	A–	1,172,897

Nuveen Investments	43

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.9% (0.6% of Total Investments)
$3,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A	$3,446,100
1,575	California Health Facilities Financing Authority, Insured Revenue Bonds, California-Nevada Methodist Homes, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,622,896
1,500	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2007A, 5.125%, 4/01/37	4/17 at 100.00	BBB+	1,527,375
6,075	Total Long-Term Care			6,596,371
	Tax Obligation/General – 30.1% (21.1% of Total Investments)
3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	3,414,540
1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 – FGIC Insured	8/16 at 100.00	AA–	1,524,223
1,000	California State, General Obligation Bonds, Refunding Series 2011, 5.250%, 9/01/25	9/21 at 100.00	Aa3	1,208,920
9,000	California State, General Obligation Bonds, Various Purpose and Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	Aa3	10,169,100
	California State, General Obligation Bonds, Various Purpose Series 2009:
2,350	6.000%, 11/01/39	11/19 at 100.00	Aa3	2,854,099
1,300	5.500%, 11/01/39	11/19 at 100.00	Aa3	1,504,126
6,000	California State, General Obligation Bonds, Various Purpose Series 2010, 6.000%, 3/01/33	3/20 at 100.00	Aa3	7,278,420
	California State, General Obligation Bonds, Various Purpose Series 2011:
2,000	5.000%, 9/01/31	No Opt. Call	Aa3	2,300,780
4,090	5.000%, 9/01/41	9/21 at 100.00	Aa3	4,555,524
2,625	5.000%, 10/01/41	10/21 at 100.00	Aa3	2,926,901
	California State, General Obligation Bonds, Various Purpose Series 2013:
3,500	5.000%, 4/01/37	4/23 at 100.00	Aa3	3,959,935
2,000	5.000%, 2/01/43	No Opt. Call	Aa3	2,239,600
5,520	5.000%, 11/01/43	11/23 at 100.00	Aa3	6,231,583
20,750	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	AA	5,292,703
12,050	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	13,430,810
2,500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Election 2006 Series 2009B, 5.375%, 2/01/34 – AGC Insured	8/18 at 100.00	AA	2,851,150
	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, 2008 Election Series 2010B:
3,490	5.000%, 8/01/27 – AGC Insured	8/19 at 100.00	AA	3,848,423
3,545	5.000%, 8/01/28 – AGC Insured	8/19 at 100.00	AA	3,895,211
3,110	5.000%, 8/01/29 – AGC Insured	8/19 at 100.00	AA	3,406,756
230	El Monte Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2003A, 5.000%, 6/01/28 – AGM Insured	12/14 at 100.00	AA	230,865
7,100	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Tender Option Bond Trust 2668, 9.696%, 2/01/16 – AGM Insured (IF)	No Opt. Call	AA	9,086,438
5,000	Grossmont Healthcare District, California, General Obligation Bonds, Series 2007A, 5.000%, 7/15/37 – AMBAC Insured	7/17 at 100.00	Aa2	5,460,900
6,000	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	AA	6,431,820
1,255	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	Aa1	1,309,982
2,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005A-2, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	Aa2	2,078,860
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014C, 5.000%, 7/01/29	No Opt. Call	Aa2	5,999,600

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$4,500	Mount Diablo Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2010A, 0.000%, 8/01/30 – AGM Insured	8/25 at 100.00	AA	$3,397,140
3,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 4.500%, 9/01/30 – AGM Insured	9/17 at 100.00	AA	3,207,660
13,880	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA–	7,541,420
2,500	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/21 – FGIC Insured	2/15 at 100.00	AA–	2,509,925
1,125	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 – FGIC Insured	No Opt. Call	AA–	958,905
11,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-1, 0.000%, 7/01/31	No Opt. Call	AA–	6,128,968
2,000	San Francisco Community College District, California, General Obligation Bonds, Series 2002A, 5.000%, 6/15/26 – FGIC Insured	12/14 at 100.00	A2	2,007,640
5,000	San Jacinto Unified School District, Riverside County, California, General Obligation Bonds, Series 2007, 5.250%, 8/01/32 – AGM Insured	8/17 at 100.00	AA	5,472,750
250	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	No Opt. Call	Aa1	261,880
1,500	San Juan Capistrano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 3646, 18.035%, 8/01/17 (IF)	No Opt. Call	AAA	2,347,320
	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2011F:
7,230	0.000%, 8/01/42 – AGM Insured	8/21 at 21.00	AA	1,148,052
10,450	0.000%, 8/01/43 – AGM Insured	8/21 at 19.43	AA	1,534,792
21,225	0.000%, 8/01/44 – AGM Insured	8/21 at 17.98	AA	2,888,723
12,550	0.000%, 8/01/45 – AGM Insured	8/21 at 16.64	AA	1,577,033
23,425	0.000%, 8/01/46 – AGM Insured	8/21 at 15.39	AA	2,718,940
10,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41	No Opt. Call	Aa2	2,740,000
	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D:
23,280	7.400%, 8/01/47 – AGC Insured	8/37 at 100.00	AA	17,761,243
38,845	0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA	29,620,478
15,780	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	7,320,658
3,905	West Kern Community College District, California, General Obligation Bonds, Election 2004, Series 2007C, 5.000%, 10/01/32 – SYNCORA GTY Insured	11/17 at 100.00	A+	4,077,445
8,345	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	4,284,573
1,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,105,500
337,610	Total Tax Obligation/General			224,102,314
	Tax Obligation/Limited – 49.3% (34.6% of Total Investments)
2,235	Antioch Public Financing Authority, California, Lease Revenue Refunding Bonds, Municipal Facilities Project, Refunding Series 2002A, 5.500%, 1/01/32 – NPFG Insured	1/15 at 100.00	AA–	2,238,129
2,000	Baldwin Park Public Financing Authority, California, Sales Tax and Tax Allocation Bonds, Puente Merced Redevelopment Project, Series 2003, 5.250%, 8/01/21	8/17 at 100.00	BBB	2,045,440
655	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2013A, 5.000%, 9/01/27	9/23 at 100.00	N/R	721,993
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured	10/14 at 100.00	N/R	997,620

Nuveen Investments	45

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$7,895	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	2/15 at 100.00	AA	$7,925,948
1,165	Burbank Public Financing Authority, California, Revenue Refunding Bonds, Golden State Redevelopment Project, Series 2003A, 5.250%, 12/01/22 – AMBAC Insured	12/14 at 100.00	A	1,169,520
2,250	California Health Facilities Financing Authority, Insured Revenue Bonds, Community Program for Persons with Developmental Disabilities, Series 2011A, 6.250%, 2/01/26	2/21 at 100.00	A	2,652,008
2,200	California Infrastructure and Economic Development Bank, Los Angeles County, Revenue Bonds, Department of Public Social Services, Series 2003, 5.000%, 9/01/28 – AMBAC Insured	9/14 at 100.00	AA	2,207,942
	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004:
1,215	5.000%, 12/01/19 – AMBAC Insured	12/14 at 100.00	AA+	1,219,933
1,535	5.000%, 12/01/20 – AMBAC Insured	12/14 at 100.00	AA+	1,541,217
1,615	5.000%, 12/01/21 – AMBAC Insured	12/14 at 100.00	AA+	1,621,541
1,695	5.000%, 12/01/22 – AMBAC Insured	12/14 at 100.00	AA+	1,701,865
1,780	5.000%, 12/01/23 – AMBAC Insured	12/14 at 100.00	AA+	1,787,209
1,865	5.000%, 12/01/24 – AMBAC Insured	12/14 at 100.00	AA+	1,872,553
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A1	8,237,880
	California State Public Works Board, Lease Revenue Bonds, Department of Education, Riverside Campus Project, Series 2012H:
2,790	5.000%, 4/01/30	No Opt. Call	A1	3,165,116
2,065	5.000%, 4/01/31	No Opt. Call	A1	2,329,196
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	12/14 at 100.00	A1	4,013,520
3,100	California State Public Works Board, Lease Revenue Bonds, Department of Health Services, Richmond Lab, Series 2005B, 5.000%, 11/01/30 – SYNCORA GTY Insured	11/15 at 100.00	A1	3,226,449
5,920	California State Public Works Board, Lease Revenue Bonds, Department of Veterans Affairs, Southern California Veterans Home – Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 – AMBAC Insured	11/14 at 100.00	A1	5,945,219
20,330	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A1	23,022,909
1,990	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/33	No Opt. Call	A1	2,254,093
5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A1	5,888,250
2,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A1	2,429,480
165	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	171,353
3,020	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	3,107,610
1,100	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 4.500%, 9/01/27 – NPFG Insured	9/15 at 100.00	AA–	1,112,386
1,430	Cloverdale Community Development Agency, California, Tax Allocation Bonds, Cloverdale Redevelopment Project, Refunding Series 2006, 5.000%, 8/01/36 – AMBAC Insured	8/16 at 100.00	N/R	1,441,798
	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B:
1,230	5.000%, 8/01/25	8/20 at 100.00	N/R	1,270,984
530	5.750%, 8/01/26	8/20 at 100.00	N/R	565,929
3,145	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Series 2002A, 5.125%, 11/01/25 – NPFG Insured	11/14 at 100.00	AA–	3,147,956

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	El Monte, California, Senior Lien Certificates of Participation, Department of Public Services Facility Phase II, Series 2001:
$9,605	5.000%, 1/01/21 – AMBAC Insured	1/15 at 100.00	A2	$9,625,747
5,000	5.250%, 1/01/34 – AMBAC Insured	1/15 at 100.00	A2	5,005,250
3,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	3,217,980
350	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/14 at 100.00	A–	350,620
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,089,000
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A1	1,123,860
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
7,250	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA	7,455,103
2,000	5.000%, 6/01/45	6/15 at 100.00	A1	2,038,400
11,065	5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A1	11,277,448
7,500	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA	7,656,525
20,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 4686, 8.943%, 6/01/45 – AGC Insured (IF) (5)	6/15 at 100.00	AA	20,834,800
2,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Revenue Bonds, Tender Option Bonds Trust 2040, 11.852%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A1	2,115,200
425	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BB+	425,905
3,345	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/37 – SYNCORA GTY Insured	9/17 at 100.00	N/R	3,384,003
1,700	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,804,329
2,115	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	2,358,521
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
1,985	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	2,040,481
710	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	729,305
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
75	5.000%, 9/01/26	9/16 at 100.00	N/R	77,061
175	5.125%, 9/01/36	9/16 at 100.00	N/R	178,820
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 39 Eastvale Area, Series 2012A:
1,000	5.000%, 9/01/37	9/22 at 100.00	N/R	1,034,200
2,000	5.125%, 9/01/42	9/22 at 100.00	N/R	2,068,760
	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area D, Series 2014A:
1,140	5.500%, 9/01/33	9/23 at 100.00	N/R	1,252,564
2,105	5.750%, 9/01/44	9/23 at 100.00	N/R	2,312,785
2,765	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006, 5.250%, 9/01/37	9/14 at 100.00	N/R	2,767,599
2,000	Lammersville Joint Unified School District, California, Community Facilities District 2007-1, Mountain House – Shea Homes, Improvement Area 1 Special Tax Bonds, Series 2013, 6.000%, 9/01/38	9/23 at 100.00	N/R	2,259,080

Nuveen Investments	47

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Subordinate Refunding Series 2003:
$2,505	4.750%, 8/01/23 – NPFG Insured	8/15 at 102.00	AA–	$2,578,973
2,425	4.750%, 8/01/27 – NPFG Insured	8/15 at 102.00	AA–	2,469,596
3,500	Livermore Redevelopment Agency, California, Tax Allocation Revenue Bonds, Livermore Redevelopment Project Area, Series 2001A, 5.000%, 8/01/26 – NPFG Insured	2/15 at 100.00	AA–	3,529,435
6,190	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	6,307,115
1,895	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – AGM Insured	12/14 at 100.00	AA	1,916,319
7,460	Los Angeles, California, Certificates of Participation, Municipal Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 – AMBAC Insured	12/14 at 100.00	A+	7,486,931
1,500	Los Osos, California, Improvement Bonds, Community Services Wastewater Assessment District 1, Series 2002, 5.000%, 9/02/33 – NPFG Insured	9/14 at 100.00	AA–	1,504,200
475	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.250%, 9/01/38	9/21 at 100.00	A–	582,668
9,270	Moreno Valley Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/38 – AMBAC Insured	8/17 at 100.00	A–	9,688,262
3,230	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2005, 5.000%, 8/01/35 – NPFG Insured	8/15 at 100.00	AA–	3,260,750
1,000	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/14 at 100.00	N/R	1,006,140
170	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	215,674
65	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	75,440
2,810	Oakland Joint Powers Financing Authority, California, Lease Revenue Bonds, Administration Building Projects, Series 2008B, 5.000%, 8/01/21 – AGC Insured	8/18 at 100.00	AA	3,130,031
3,300	Pacifica, California, Certificates of Participation, Series 2008, 5.375%, 1/01/37 – AMBAC Insured	1/16 at 102.00	A–	3,438,435
5,000	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Refunding Series 2002, 5.000%, 4/01/25 – NPFG Insured	10/14 at 100.00	AA–	5,004,900
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
3,830	5.250%, 9/01/30	9/23 at 100.00	N/R	4,175,926
3,445	5.750%, 9/01/39	9/23 at 100.00	N/R	3,794,013
615	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	673,388
2,000	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 1,2 and 3, Refunding Series 2014A, 5.375%, 9/01/33	9/23 at 100.00	N/R	2,194,600
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
60	6.000%, 9/01/33	9/14 at 103.00	N/R	62,256
135	6.125%, 9/01/41	9/14 at 103.00	N/R	139,968
540	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	590,868
4,140	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A, 5.000%, 6/01/28 – AMBAC Insured	12/14 at 100.00	A	4,145,382
390	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	12/14 at 100.00	AA–	390,768
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	726,850
7,200	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	984,240

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$210	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	$239,060
1,250	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39	9/23 at 100.00	N/R	1,382,988
3,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/15 at 100.00	BBB+	3,027,090
40	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	48,672
	Riverside County, California, Community Facilities District 05-8, Scott Road, Special Tax Bonds Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	707,322
1,775	5.000%, 9/01/42	9/22 at 100.00	N/R	1,869,874
1,000	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 1, Series 2004, 5.000%, 9/01/25 – NPFG Insured	9/14 at 100.00	AA–	1,003,670
4,475	Roseville Finance Authority, California, Special Tax Revenue Bonds, Series 2007A, 5.000%, 9/01/33 – AMBAC Insured	9/17 at 100.00	N/R	4,558,011
1,500	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	1,512,375
1,500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	1,688,085
3,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	A+	3,376,170
3,080	San Bernardino Joint Powers Financing Authority, California, Certificates of Participation Refunding, Police Station Financing Project, Series 1999, 5.500%, 9/01/20 – NPFG Insured	9/14 at 100.00	AA–	3,079,754
1,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	1,127,940
4,930	San Diego Redevelopment Agency, California, Subordinate Lien Tax Increment and Parking Revenue Bonds, Centre City Project, Series 2003B, 5.250%, 9/01/26	9/14 at 100.00	AA–	4,935,374
690	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	718,697
2,700	San Francisco City and County Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, San Francisco Redevelopment Projects, Series 1998D, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	1,947,807
2,000	San Francisco City and County, California, Certificates of Participation, Multiple Capital Improvement Projects, Series 2009A, 5.200%, 4/01/26	4/19 at 100.00	AA	2,281,300
30	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	36,224
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
30	7.000%, 8/01/33	2/21 at 100.00	BBB+	34,996
40	7.000%, 8/01/41	2/21 at 100.00	BBB+	46,076
380	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	414,417
5,150	San Jacinto Unified School District, Riverside County, California, Certificates of Participation, Series 2010, 5.375%, 9/01/40 – AGC Insured	9/20 at 100.00	AA	5,566,120
4,000	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/19 – NPFG Insured	9/14 at 100.00	AA	4,016,440
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A:
3,310	5.000%, 8/01/20 – NPFG Insured	8/15 at 100.00	AA–	3,438,858
5,025	5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA–	5,206,654
Nuveen Investments	49

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

	Principal		Optional Call
	Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
		Tax Obligation/Limited (continued)
$		San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
	100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	$107,093
	1,110	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	1,187,112
	360	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	379,382
	1,000	San Marcos Public Facilities Authority, California, Special Tax Revenue Bonds, Refunding Series 2012D, 5.000%, 9/01/36	9/22 at 100.00	N/R	1,069,570
	3,000	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 1999A, 5.500%, 6/01/23 – AMBAC Insured	12/14 at 100.00	A	3,038,910
	50	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	56,163
	3,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	9/14 at 100.00	AA–	3,498,250
		Sweetwater Union High School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2005A:
	3,565	5.000%, 9/01/25 – AGM Insured	9/15 at 100.00	AA	3,719,614
	5,510	5.000%, 9/01/28 – AGM Insured	9/15 at 100.00	AA	5,696,569
	2,980	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36	9/14 at 102.00	N/R	2,938,846
	2,160	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.125%, 8/01/27 – NPFG Insured	2/15 at 100.00	AA–	2,179,181
		Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010:
	1,205	5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA	1,307,232
	3,250	5.250%, 9/01/39 – AGM Insured	9/20 at 100.00	AA	3,567,655
	4,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	5,057,775
	1,020	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	1,064,625
	4,235	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,532,043
	6,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39	11/19 at 100.00	AA	6,921,300
	3,455	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	3,499,293
	95	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.000%, 9/01/26	9/21 at 100.00	A–	111,434
	361,250	Total Tax Obligation/Limited			367,785,541
		Transportation – 6.3% (4.4% of Total Investments)
	1,115	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	A+	1,254,174
	4,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	1/15 at 100.00	BBB–	4,002,960
	6,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	7,931,318
		Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
	14,885	5.750%, 1/15/46	1/24 at 100.00	BBB–	16,979,617
	14,885	6.000%, 1/15/53	1/24 at 100.00	BBB–	17,205,720
	41,635	Total Transportation			47,373,789

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 5.5% (3.9% of Total Investments) (6)
$780	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	$838,453
220	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.484%, 10/01/32 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (6)	341,068
3,000	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	Aaa	3,726,210
2,250	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) – AMBAC Insured	1/28 at 100.00	Aaa	2,945,858
1,112	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.261%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	1,452,828
2,200	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	Aa2 (6)	2,272,402
1,045	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 1993, 5.625%, 3/01/18 – AMBAC Insured (ETM)	9/14 at 100.00	N/R (6)	1,074,145
6,000	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	8,158,320
1,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.500%, 11/01/35 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 102.00	AA (6)	1,029,300
1,115	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (6)	1,165,208
5,500	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	A1 (6)	5,725,225
1,520	San Buenaventura, California, Water Revenue Certificates of Participation, Series 2004, 5.000%, 10/01/25 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	AA (6)	1,526,627
3,675	San Dieguito Water District, California, Water Revenue Bonds, Refunding Series 2004, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – FGIC Insured	10/14 at 100.00	AA+ (6)	3,690,619
1,105	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	Aa1 (6)	1,159,035
325	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (6)	371,943
	Semitropic Water Storage District, Kern County, California, Water Banking Revenue Bonds, Series 2004A:
1,315	5.500%, 12/01/20 (Pre-refunded 12/01/14) – SYNCORA GTY Insured	12/14 at 100.00	A+ (6)	1,333,160
1,415	5.500%, 12/01/21 (Pre-refunded 12/01/14) – SYNCORA GTY Insured	12/14 at 100.00	A+ (6)	1,434,541
2,805	Yucaipa-Calimesa Joint Unified School District, San Bernardino County, California, Certificates of Participation, Refunding Series 2001A, 5.000%, 10/01/31 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (6)	2,817,230
36,382	Total U.S. Guaranteed			41,062,172
	Utilities – 4.7% (3.3% of Total Investments)
1,000	Anaheim Public Financing Authority, California, Revenue Bonds, Electric Distribution System, Second Lien Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	AA–	1,004,430
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
2,490	5.000%, 11/15/35	No Opt. Call	A	2,843,630
1,835	5.500%, 11/15/37	No Opt. Call	A	2,232,810
10,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	11,183,700
4,280	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA–	5,097,521

Nuveen Investments	51

NKX	Nuveen California AMT-Free Municipal Income Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$3,750	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345, 18.063%, 7/01/20 (IF) (5)	No Opt. Call	AA–	$5,525,550
2,450	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	2,478,102
100	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	12/14 at 100.00	N/R	100,228
1,000	Southern California Public Power Authority, California, Milford Wind Corridor Phase I Revenue Bonds, Series 2010-1, 5.000%, 7/01/28	1/20 at 100.00	AA–	1,162,450
2,975	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/37	7/24 at 100.00	AA–	3,438,773
29,880	Total Utilities			35,067,194
	Water and Sewer – 14.8% (10.4% of Total Investments)
13,200	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Series 2010, 5.125%, 5/01/40 – AGM Insured	5/19 at 100.00	AA	13,695,264
11,600	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34	4/23 at 100.00	AA–	13,349,628
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012:
8,000	5.000%, 7/01/37	No Opt. Call	Baa3	8,197,120
12,200	5.000%, 11/21/45	No Opt. Call	Baa3	12,497,311
1,000	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,064,440
2,250	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	2,319,413
1,685	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	1,776,007
5,000	Indio Water Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 4/01/31 – AMBAC Insured	4/16 at 100.00	A	5,252,450
12,230	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Subordinate Series 2005B, 5.000%, 10/01/34 – FGIC Insured	10/15 at 100.00	AA–	12,679,575
16,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012A, 5.000%, 7/01/43	7/22 at 100.00	AA	17,988,000
	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A:
2,000	5.000%, 6/01/34	6/23 at 100.00	AA	2,316,760
3,500	5.000%, 6/01/35	6/23 at 100.00	AA	4,036,795
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.543%, 7/01/35 (IF) (5)	7/19 at 100.00	AAA	1,054,339
1,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,515,225
2,500	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	2,935,075
9,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2008A, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	AA+	10,033,020
102,335	Total Water and Sewer			110,710,422
$1,133,237	Total Long-Term Investments (cost $951,379,885)			1,055,309,074

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.2% (0.8% of Total Investments)
	MUNICIPAL BONDS – 1.2% (0.8% of Total Investments)
	Health Care – 1.2% (0.8% of Total Investments)
$6,940	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (4)	No Opt. Call	N/R	$7,083,658
675	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (4)	No Opt. Call	N/R	688,973
1,030	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (4)	No Opt. Call	N/R	1,051,321
$8,645	Total Short-Term Investments (cost $8,645,000)			8,823,952
	Total Investments (cost $960,024,885) – 142.7%			1,064,133,026
	Floating Rate Obligations – (0.9)%			(6,755,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (4.7)% (7)			(35,250,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (39.1)% (8)			(291,600,000)
	Other Assets Less Liabilities – 2.0%			15,000,480
	Net Assets Applicable to Common Shares – 100%			$745,528,506

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 3.3%.
(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.4%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	53

NAC
Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 144.2% (98.9% of Total Investments)
	MUNICIPAL BONDS – 144.2% (98.9% of Total Investments)
	Consumer Staples – 6.3% (4.3% of Total Investments)
$3,760	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	12/14 at 100.00	Baa1	$3,759,662
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
11,840	5.600%, 6/01/36	12/18 at 100.00	B+	9,936,957
13,060	5.650%, 6/01/41	12/18 at 100.00	B+	10,598,321
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005:
2,125	4.250%, 6/01/21	6/15 at 100.00	BB+	2,045,653
3,500	5.250%, 6/01/45	6/15 at 100.00	B–	2,806,125
4,770	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	12/14 at 100.00	Baa1	4,673,932
5,740	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29	11/14 at 100.00	BBB	5,702,690
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
27,450	5.750%, 6/01/47	6/17 at 100.00	B	22,550,995
5,075	5.125%, 6/01/47	6/17 at 100.00	B	3,799,754
39,515	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	31,297,461
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
8,500	5.375%, 6/01/38	6/15 at 100.00	B–	6,986,830
1,250	5.500%, 6/01/45	6/15 at 100.00	B–	992,700
126,585	Total Consumer Staples			105,151,080
	Education and Civic Organizations – 4.8% (3.3% of Total Investments)
2,225	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	2,392,721
3,000	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	3,058,080
2,000	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/27 – NPFG Insured	10/15 at 100.00	Aa3	2,093,680
4,075	California Educational Facilities Authority, Revenue Bonds, Santa Clara University, Series 2010, 5.000%, 2/01/40	2/20 at 100.00	Aa3	4,432,092
1,290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	1,311,221
2,165	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,615,017
10,000	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2007A, 4.500%, 10/01/33 (UB)	10/17 at 100.00	Aa1	10,850,800
2,470	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 09-11B, 17.695%, 10/01/38 (IF) (4)	10/18 at 100.00	Aa1	3,676,546
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
895	5.000%, 11/01/21	11/15 at 100.00	A2	940,001
3,950	5.000%, 11/01/30	11/15 at 100.00	A2	4,120,561
2,740	California Infrastructure and Economic Development Bond Bank, Revenue Bonds, Scripps Research Institute, Series 2005A, 5.000%, 7/01/24	7/15 at 100.00	Aa3	2,846,860

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$3,980	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	$4,314,041
1,000	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/38	10/23 at 100.00	Baa1	1,078,310
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	Baa1	2,811,725
6,000	California State Public Works Board, Lease Revenue Bonds, California State University Projects, Series 1997C, 5.400%, 10/01/22	10/14 at 100.00	Aa3	6,024,900
4,000	California State Public Works Board, Lease Revenue Refunding Bonds, Community Colleges Projects, Series 1996B, 5.625%, 3/01/19 – AMBAC Insured	9/14 at 100.00	A1	4,017,120
4,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	4,906,429
1,815	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,113,295
9,000	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	9,234,537
3,490	University of California, General Revenue Bonds, Series 2013AF, 5.000%, 5/15/29	5/23 at 100.00	AA	4,125,598
3,690	University of California, General Revenue Bonds, Series 2013AI, 5.000%, 5/15/38	5/23 at 100.00	AA	4,201,840
74,585	Total Education and Civic Organizations			81,165,374
	Health Care – 31.5% (21.6% of Total Investments)
2,270	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Sharp HealthCare, Series 2014A, 5.000%, 8/01/43	8/23 at 100.00	AA–	2,516,113
3,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.250%, 3/01/36	3/21 at 100.00	Ba2	3,360,330
3,000	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2004G, 5.250%, 7/01/23	1/15 at 100.00	A	3,011,640
3,815	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32	7/15 at 100.00	A	3,898,777
1,500	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2009, 5.000%, 8/15/39	8/19 at 100.00	A1	1,636,950
16,405	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2010A, 5.250%, 7/01/38 – AGC Insured	7/20 at 100.00	AA	17,515,290
5,100	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	5,754,636
1,250	California Health Facilities Financing Authority, Revenue Bonds, Memorial Health Services, Series 2012A, 5.000%, 10/01/33	No Opt. Call	AA–	1,391,763
3,135	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	3,555,968
6,200	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	7,038,240
6,420	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	7,214,090
3,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	3,499,020
7,250	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	7,817,530
49,980	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)	11/16 at 100.00	AA–	53,892,435
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B:
2,470	6.000%, 8/15/42	8/20 at 100.00	AA–	2,977,116
6,530	6.000%, 8/15/42 (UB)	8/20 at 100.00	AA–	7,870,674

Nuveen Investments	55

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,795	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	$4,075,223
	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
7,150	5.250%, 2/01/27	2/17 at 100.00	Baa1	7,529,808
7,415	5.250%, 2/01/46	2/17 at 100.00	Baa1	7,713,602
20,320	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	20,456,144
21,090	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	23,181,706
7,190	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.294%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	9,117,149
23,125	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	27,872,794
11,360	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	11,450,653
1,440	California Statewide Community Development Authority, Revenue Bonds, Children’s Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	1,465,949
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
14,275	5.250%, 7/01/24 (5)	7/15 at 100.00	B–	13,846,750
7,405	5.250%, 7/01/30 (5)	7/15 at 100.00	B–	7,182,850
150	5.250%, 7/01/35 (5)	7/15 at 100.00	B–	145,500
10,000	5.000%, 7/01/39 (5)	7/15 at 100.00	B–	9,700,000
15,030	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	15,796,380
	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006:
24,220	5.000%, 3/01/41	3/16 at 100.00	A+	24,875,635
2,355	5.250%, 3/01/45	3/16 at 100.00	A+	2,435,423
9,980	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2006, 5.000%, 3/01/41 – BHAC Insured (UB)	3/16 at 100.00	AA+	10,487,383
2,010	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	2,437,025
3,385	California Statewide Community Development Authority, Revenue Bonds, Sherman Oaks Health System, Series 1998A, 5.000%, 8/01/22 – AMBAC Insured	No Opt. Call	Aa3	3,944,473
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A:
3,355	5.000%, 11/15/43	11/15 at 100.00	AA–	3,425,019
4,045	5.000%, 11/15/43 (UB) (4)	11/15 at 100.00	AA–	4,129,419
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C:
200	5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	213,386
17,470	5.000%, 8/15/38 – AMBAC Insured (UB) (4)	8/17 at 100.00	AA–	18,639,267
5,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2008B, 5.250%, 11/15/48	5/18 at 100.00	AA–	5,392,700
4,565	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.795%, 11/15/46 (IF) (4)	11/16 at 100.00	AA–	5,993,845
	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2005A:
3,000	5.000%, 12/01/22	12/15 at 100.00	BBB	3,038,220
6,000	5.000%, 12/01/23	12/15 at 100.00	BBB	6,062,760

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$13,670	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	$15,191,744
	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010:
1,195	5.500%, 3/15/36	3/15 at 100.00	A+	1,222,055
8,615	5.375%, 3/15/36	3/20 at 100.00	A+	9,269,568
6,200	Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	9/14 at 100.00	AA–	6,213,826
11,400	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	12,196,860
740	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	773,100
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009:
10,500	6.625%, 11/01/29	11/19 at 100.00	Ba1	11,513,460
6,885	6.750%, 11/01/39	11/19 at 100.00	Ba1	7,439,243
27,035	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	28,133,162
17,225	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	17,566,055
11,750	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	13,762,775
5,500	Santa Clara County Financing Authority, California, Insured Revenue Bonds, El Camino Hospital, Series 2007A, 5.750%, 2/01/41 – AMBAC Insured	8/17 at 100.00	A+	5,850,185
2,600	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2009E, 5.000%, 5/15/38	5/17 at 101.00	AA–	2,721,160
10,700	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.500%, 1/01/41	1/21 at 100.00	A–	12,306,712
490,670	Total Health Care			527,719,540
	Housing/Multifamily – 1.8% (1.3% of Total Investments)
9,065	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	10,099,317
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A:
6,540	5.125%, 8/15/32	8/22 at 100.00	BBB	7,156,264
3,580	5.500%, 8/15/47	8/22 at 100.00	BBB	3,878,178
2,980	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	3,324,250
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
590	5.250%, 8/15/39	8/24 at 100.00	BBB	642,752
1,590	5.250%, 8/15/49	8/24 at 100.00	BBB	1,723,353
1,230	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A, 5.000%, 5/15/39	5/22 at 100.00	A–	1,298,732
320	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	324,269
2,000	Independent Cities Lease Finance Authority, California, Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home Park, Series 2004A, 5.950%, 11/15/39	11/14 at 100.00	N/R	2,004,080
210	Yolo County Housing Authority, California, Revenue Refunding Bonds, Russell Park Apartments, Series 1992A, 7.000%, 11/01/14	No Opt. Call	A2	211,006
28,105	Total Housing/Multifamily			30,662,201

Nuveen Investments	57

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 1.5% (1.0% of Total Investments)
$16,790	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2006M, 4.625%, 8/01/26 (Alternative Minimum Tax)	2/16 at 100.00	A–	$16,918,779
4,870	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	A–	4,950,647
2,395	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 9.574%, 2/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A–	2,432,841
665	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	695,091
345	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006K, 5.500%, 2/01/42 (Alternative Minimum Tax)	2/16 at 100.00	A–	352,366
25,065	Total Housing/Single Family			25,349,724
	Industrials – 0.3% (0.2% of Total Investments)
4,055	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	4,428,668
5,120	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (6)	No Opt. Call	D	18,176
9,175	Total Industrials			4,446,844
	Long-Term Care – 0.6% (0.4% of Total Investments)
7,000	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.125%, 5/15/40	5/20 at 100.00	A	8,040,900
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	A3	1,195,980
475	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	10/14 at 100.00	BBB+	476,525
8,475	Total Long-Term Care			9,713,405
	Tax Obligation/General – 29.9% (20.5% of Total Investments)
4,125	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/25 – AGM Insured	No Opt. Call	AA	2,906,681
3,000	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	3,414,540
2,325	Baldwin Park Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2002 Series 2006, 0.000%, 8/01/30 – AMBAC Insured	8/16 at 50.16	A+	1,075,266
10,245	California State, General Obligation Bonds, Various Purpose and Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	Aa3	11,575,826
5,245	California State, General Obligation Bonds, Various Purpose Refunding Series 2012, 5.000%, 9/01/36	No Opt. Call	Aa3	5,920,923
140	California State, General Obligation Bonds, Various Purpose Series 2000, 5.625%, 5/01/22 – FGIC Insured	11/14 at 100.00	Aa3	140,640
3,200	California State, General Obligation Bonds, Various Purpose Series 2008, 5.125%, 4/01/33	4/18 at 100.00	Aa3	3,573,440
	California State, General Obligation Bonds, Various Purpose Series 2009:
64,195	6.000%, 11/01/39	11/19 at 100.00	Aa3	77,965,469
5,005	5.500%, 11/01/39	11/19 at 100.00	Aa3	5,790,885
	California State, General Obligation Bonds, Various Purpose Series 2010:
14,000	6.000%, 3/01/33	3/20 at 100.00	Aa3	16,982,980
13,100	5.500%, 3/01/40	3/20 at 100.00	Aa3	15,157,093
10,605	5.250%, 11/01/40	11/20 at 100.00	Aa3	12,207,416
	California State, General Obligation Bonds, Various Purpose Series 2011:
7,215	5.250%, 10/01/28	No Opt. Call	Aa3	8,561,896
10,520	5.000%, 9/01/31	No Opt. Call	Aa3	12,102,103
12,725	5.000%, 9/01/41	9/21 at 100.00	Aa3	14,173,360
14,915	5.000%, 10/01/41	10/21 at 100.00	Aa3	16,630,374

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2013:
$8,000	5.000%, 2/01/29	No Opt. Call	Aa3	$9,348,160
7,475	5.000%, 4/01/37	4/23 at 100.00	Aa3	8,457,290
7,255	5.000%, 2/01/43	No Opt. Call	Aa3	8,124,149
6,250	5.000%, 4/01/43	4/23 at 100.00	Aa3	7,011,500
5,000	5.000%, 11/01/43	11/23 at 100.00	Aa3	5,644,550
22,970	California State, General Obligation Bonds, Various Purpose Series 2014, 5.000%, 5/01/32	5/24 at 100.00	Aa3	26,853,764
4,435	California State, General Obligation Refunding Bonds, Series 2002, 6.000%, 4/01/16 – AMBAC Insured	No Opt. Call	Aa3	4,842,488
3,550	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002A, 5.250%, 2/01/26 – NPFG Insured	No Opt. Call	AA–	4,166,174
5,425	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/31 – AGM Insured	8/18 at 100.00	Aa1	6,046,651
25,000	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	AA	4,484,000
5,150	Hacienda La Puente Unified School District Facilities Financing Authority, California, General Obligation Revenue Bonds, Series 2007, 5.000%, 8/01/26 – AGM Insured	No Opt. Call	AA	6,123,711
3,610	Hartnell Community College District, California, General Obligation Bonds, Series 2006B, 5.000%, 6/01/29 – AGM Insured (UB)	6/16 at 100.00	AA	3,869,812
5,630	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured	No Opt. Call	AA	2,883,123
6,645	Long Beach Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 5/01/30 – FGIC Insured	5/15 at 100.00	Aa2	6,821,026
6,915	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005A-2, 5.000%, 7/01/24 – NPFG Insured	7/15 at 100.00	Aa2	7,187,658
	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2014C:
5,000	5.000%, 7/01/29	No Opt. Call	Aa2	5,999,600
10,000	5.000%, 7/01/30	No Opt. Call	Aa2	11,913,400
4,100	Monrovia Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA–	2,661,023
11,800	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/27 – NPFG Insured	No Opt. Call	AA–	6,059,890
10,765	North Orange County Community College District, California, General Obligation Bonds, Series 2003B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	Aa1	7,040,310
2,500	Oakland Unified School District, Alameda County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/21 – FGIC Insured	2/15 at 100.00	AA–	2,509,925
1,250	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	1,372,988
2,575	Oxnard School District, Ventura County, California, General Obligation Refunding Bonds, Series 2001A, 5.750%, 8/01/30 – NPFG Insured	2/22 at 103.00	AA–	3,065,769
8,250	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	8,566,800
6,500	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/41	8/21 at 100.00	AA+	7,321,730
515	San Joaquin Delta Community College District, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/29 – AGM Insured	8/15 at 100.00	AA	534,585
1,850	San Juan Capistrano, California, General Obligation Bonds, Open Space Program, Tender Option Bond Trust 3646, 18.035%, 8/01/17 (IF)	No Opt. Call	AAA	2,895,028
4,970	San Rafael City High School District, Marin County, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA+	3,160,821
2,200	Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo Counties, California, General Obligation Bonds, Series 2003B, 5.625%, 8/01/24 – AGM Insured	No Opt. Call	Aa3	2,804,560

Nuveen Investments	59

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$5,245	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	$5,951,292
4,175	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	Aa2	2,954,606
1,440	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/24 – NPFG Insured	8/15 at 102.00	AA–	1,531,814
26,000	Sylvan Union School District, Stanislaus County, California, General Obligation Bonds, Election of 2006, Series 2010, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	AA	12,061,920
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2004 Election Series 2013B:
4,740	5.500%, 8/01/38	8/24 at 100.00	Aa3	5,676,055
4,830	5.500%, 8/01/40	8/24 at 100.00	Aa3	5,761,127
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
2,820	5.500%, 8/01/38	8/24 at 100.00	Aa3	3,376,894
1,750	5.500%, 8/01/40	8/24 at 100.00	Aa3	2,087,365
2,015	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2012C, 5.000%, 8/01/26	8/22 at 100.00	Aa3	2,292,425
140,160	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42	No Opt. Call	Aa2	71,962,349
2,400	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	2,653,200
571,720	Total Tax Obligation/General			502,258,424
	Tax Obligation/Limited – 34.8% (23.9% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,000	5.500%, 9/01/24	9/14 at 102.00	N/R	1,021,690
615	5.800%, 9/01/35	9/14 at 102.00	N/R	627,989
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	N/R	1,518,181
3,370	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project Area, Series 2003, 5.500%, 10/01/23 – RAAI Insured	10/14 at 100.00	N/R	3,371,449
1,200	Burbank Public Financing Authority, California, Revenue Bonds, West Olive Redevelopment Project, Series 2002, 5.125%, 12/01/22 – AMBAC Insured	12/14 at 100.00	BBB+	1,201,704
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G:
5,000	5.250%, 9/01/30	9/23 at 100.00	A1	5,918,850
11,000	5.250%, 9/01/32	9/23 at 100.00	A1	12,907,290
5,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A1	5,657,850
5,045	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2002A, 5.250%, 3/01/22 – AMBAC Insured	9/14 at 100.00	A1	5,064,575
3,070	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.250%, 12/01/16 – AMBAC Insured	12/14 at 100.00	A1	3,082,741
2,030	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002C, 5.250%, 3/01/21 – AMBAC Insured	9/14 at 100.00	A1	2,037,876
1,575	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2003D, 5.500%, 6/01/20	12/14 at 100.00	A1	1,581,442
3,000	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Hospital Addition, Series 2001A, 5.000%, 12/01/21 – AMBAC Insured	12/14 at 100.00	A1	3,011,010
17,395	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B, 5.000%, 10/01/39	10/24 at 100.00	A1	19,699,142
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	No Opt. Call	A1	1,148,760

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Yuba City Courthouse, Series 2013D, 5.000%, 6/01/32	6/23 at 100.00	A1	$1,141,790
10,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A1	12,541,973
6,860	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A1	8,333,116
2,650	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012A, 5.000%, 4/01/33	No Opt. Call	A1	2,968,106
9,950	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A1	11,182,507
3,175	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	3,297,238
2,905	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2009A, 7.000%, 10/01/36	10/19 at 100.00	A–	3,371,398
3,205	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	3,297,977
790	Chula Vista, California, Special Tax Bonds, Community Facilities District 12-1 McMillin Otay Ranch Village Seven, Series 2005, 5.250%, 9/01/30	9/14 at 100.00	N/R	796,257
6,000	Coachella Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2007, 5.000%, 9/01/31 – AMBAC Insured	9/16 at 100.00	N/R	6,056,340
	Commerce Community Development Commission, California, Tax Allocation Refunding Bonds, Merged Area Development Projects 2 and 3, Series 1998A:
615	5.650%, 8/01/18	2/15 at 100.00	N/R	616,255
2,765	5.700%, 8/01/28	2/15 at 100.00	N/R	2,766,300
4,480	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	2/15 at 100.00	BBB	4,484,301
4,250	Coronado Community Development Agency, California, Tax Allocation Bonds, Community Development Project, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	AA–	4,400,705
1,595	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2003A, 5.375%, 9/01/25 – AMBAC Insured	9/14 at 100.00	A+	1,598,334
6,655	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/14 at 100.00	A–	6,666,779
2,245	Fontana, California, Senior Special Tax Refunding Bonds, Heritage Village Community Facilities District 2, Series 1998A, 5.250%, 9/01/17 – NPFG Insured	9/14 at 100.00	AA–	2,290,327
1,000	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 6.300%, 9/01/31	9/14 at 100.00	N/R	1,012,370
1,000	Fullerton Community Facilities District 1, California, Special Tax Bonds, Amerige Heights, Refunding Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	1,089,000
3,980	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.500%, 3/01/22 – AMBAC Insured	9/14 at 100.00	A	3,997,313
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2013A, 5.000%, 6/01/30	6/23 at 100.00	A1	1,123,860
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
39,525	5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	AA	40,643,162
6,000	5.000%, 6/01/45	6/15 at 100.00	A1	6,115,200
2,705	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA	2,761,453
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 2215:
5,000	15.256%, 6/01/31 – FGIC Insured (IF)	6/15 at 100.00	A1	5,455,400
3,500	15.256%, 6/01/35 – FGIC Insured (IF)	6/15 at 100.00	A1	3,768,800

Nuveen Investments	61

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006:
$1,770	5.000%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	N/R	$1,820,693
3,865	5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	N/R	4,007,425
	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A:
1,750	5.000%, 9/01/25 – SYNCORA GTY Insured	9/15 at 100.00	BB+	1,765,978
6,690	5.000%, 9/01/35 – SYNCORA GTY Insured	9/15 at 100.00	BB+	6,704,250
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	1,592,055
2,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	2,722,875
4,500	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Refunding Series 1998A, 5.250%, 5/01/23 – AMBAC Insured	No Opt. Call	N/R	5,018,130
	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1:
1,460	5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	1,506,443
2,435	5.000%, 5/01/24 – AMBAC Insured	5/17 at 100.00	BBB+	2,503,058
2,075	5.000%, 5/01/25 – AMBAC Insured	5/17 at 100.00	BBB+	2,131,419
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
1,475	5.000%, 9/01/26	9/16 at 100.00	N/R	1,515,533
3,395	5.125%, 9/01/36	9/16 at 100.00	N/R	3,469,113
	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2014A:
530	5.000%, 9/01/29	9/24 at 100.00	BBB+	605,032
1,900	5.000%, 9/01/30	9/24 at 100.00	BBB+	2,155,151
1,220	5.000%, 9/01/31	9/24 at 100.00	BBB+	1,377,209
675	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	690,080
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	1,015,840
12,820	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	13,062,554
1,350	Los Angeles Community Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Bunker Hill Redevelopment Project, Series 2004L, 5.100%, 3/01/19	9/14 at 100.00	BBB–	1,353,119
10,080	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	11,033,971
1,625	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 6.750%, 9/01/26	9/21 at 100.00	A–	1,979,721
1,900	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/31	9/24 at 100.00	BBB–	2,084,148
5,720	Murrieta Redevelopment Agency, California, Tax Allocation Bonds, Series 2007A, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	AA–	5,880,046
1,850	Murrieta, California, Special Tax Bonds, Community Facilities District 2000-2, The Oaks Improvement Area A, Series 2004A, 5.900%, 9/01/27	9/14 at 100.00	N/R	1,854,089
	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011:
3,250	6.500%, 8/01/24	8/21 at 100.00	A–	4,123,178
3,000	7.000%, 8/01/32	8/21 at 100.00	A–	3,784,560
1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series 2009, 7.000%, 3/01/34	3/18 at 100.00	A+	1,125,950
	Norco Redevelopment Agency, California, Tax Allocation Refunding Bonds, Project Area 1, Refunding Series 2010:
3,775	5.875%, 3/01/32	3/20 at 100.00	A+	4,460,276
1,500	6.000%, 3/01/36	3/20 at 100.00	A+	1,784,490

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$240	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	$245,146
1,210	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	1,404,338
3,605	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	10/14 at 100.00	A1	3,609,650
695	Ontario Redevelopment Financing Authority, California, Lease Revenue Bonds, Capital Projects, Series 2001, 5.250%, 8/01/18 – AMBAC Insured	2/15 at 100.00	AA–	697,933
29,800	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	37,568,562
1,715	Ontario, California, Special Tax Bonds, Community Facilities District 5, Freeway Interchange Project, Series 1997, 6.375%, 9/01/17	9/14 at 100.00	N/R	1,756,211
1,000	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2004, 5.000%, 12/01/24 – AMBAC Insured	12/14 at 100.00	A–	1,011,250
	Panama-Buena Vista Union School District, California, Certificates of Participation, School Construction Project, Series 2006:
1,065	5.000%, 9/01/22 – NPFG Insured	9/16 at 100.00	AA–	1,119,145
1,120	5.000%, 9/01/23 – NPFG Insured	9/16 at 100.00	AA–	1,174,253
1,170	5.000%, 9/01/24 – NPFG Insured	9/16 at 100.00	AA–	1,222,615
2,000	Paramount Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Series 2003, 5.000%, 8/01/23 – NPFG Insured	2/15 at 100.00	AA–	2,007,340
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
8,560	5.250%, 9/01/30	9/23 at 100.00	N/R	9,333,139
7,685	5.750%, 9/01/39	9/23 at 100.00	N/R	8,463,567
1,390	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	1,521,967
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
1,100	6.000%, 9/01/33	9/14 at 103.00	N/R	1,141,360
2,440	6.125%, 9/01/41	9/14 at 103.00	N/R	2,529,792
9,855	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/14 at 100.00	N/R	9,868,009
15,070	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	16,489,594
8,750	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/23 – AMBAC Insured	No Opt. Call	A	6,170,063
1,570	Poway Redevelopment Agency, California, Tax Allocation Refunding Bonds, Paguay Redevelopment Project, Series 2000, 5.750%, 6/15/33 – NPFG Insured	12/14 at 100.00	AA–	1,573,093
13,655	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,866,639
3,920	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	4,462,450
	Redding Redevelopment Agency, California, Tax Allocation Bonds, Canby-Hilltop-Cypress Area Project, Series 2003A:
1,500	5.000%, 9/01/17 – NPFG Insured	9/14 at 100.00	AA–	1,505,925
1,500	5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	AA–	1,505,640
1,500	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2005A, 5.000%, 10/01/37 – SYNCORA GTY Insured	10/15 at 100.00	BBB+	1,512,270
3,375	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	BBB+	3,812,265
705	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	857,851

Nuveen Investments	63

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$2,885	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2010A, 6.000%, 10/01/39	10/20 at 100.00	A–	$3,211,265
	Riverside County, California, Community Facilities District 05-8, Scott Road, Special Tax Bonds Series 2013:
555	5.000%, 9/01/30	9/22 at 100.00	N/R	598,873
710	5.000%, 9/01/42	9/22 at 100.00	N/R	747,950
45	Riverside Public Financing Authority, California, Revenue Bonds, Multiple Project Loans, Series 1991A, 8.000%, 2/01/18	2/15 at 100.00	N/R	45,900
1,860	Riverside Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged Project Areas, Series 2003, 5.250%, 8/01/22 – NPFG Insured	2/15 at 100.00	AA–	1,867,217
3,540	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured	8/17 at 100.00	AA–	3,639,049
2,645	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	2,666,821
8,625	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, 300 Richards Boulevard Building Acquisition, Series 2006C, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	A+	9,243,585
	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A:
9,000	5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	A+	10,128,510
1,000	5.400%, 11/01/20 – NPFG Insured	No Opt. Call	AA–	1,125,390
4,250	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	1,858,950
2,135	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	AAA	2,408,152
1,535	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	1,598,841
2,000	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	2,289,980
575	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	694,301
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
575	7.000%, 8/01/33	2/21 at 100.00	BBB+	670,761
715	7.000%, 8/01/41	2/21 at 100.00	BBB+	823,601
255	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/33	8/22 at 100.00	N/R	278,095
9,435	San Jose Financing Authority, California, Lease Revenue Refunding Bonds, Convention Center Project, Series 2001F, 5.000%, 9/01/20 – NPFG Insured	9/14 at 100.00	AA	9,473,778
2,750	San Jose Redevelopment Agency, California, Housing Set-Aside Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2010A-1, 5.500%, 8/01/35	8/20 at 100.00	A	2,962,493
2,765	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2003, 4.900%, 8/01/33 – FGIC Insured	2/15 at 100.00	AA–	2,767,101
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A:
370	4.360%, 8/01/16 – NPFG Insured	2/15 at 100.00	AA–	370,977
700	4.440%, 8/01/17 – NPFG Insured	2/15 at 100.00	AA–	701,687
1,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/27 – NPFG Insured	8/15 at 100.00	AA–	1,036,670
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
2,200	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	2,356,046
4,710	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	5,037,204

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D:
$695	5.000%, 8/01/19 – AMBAC Insured	8/17 at 100.00	BBB	$751,198
910	5.000%, 8/01/21 – AMBAC Insured	8/17 at 100.00	BBB	979,488
1,365	5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	1,438,492
1,825	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2008B, 6.250%, 8/01/20	8/18 at 100.00	BBB	2,067,378
5,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	A–	5,047,600
6,000	San Ramon Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2006A, 5.000%, 2/01/38 – AMBAC Insured	2/16 at 100.00	A–	6,084,840
7,860	Santa Ana Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2011A, 6.750%, 9/01/28	3/21 at 100.00	A+	9,551,393
2,770	Santa Ana Community Redevelopment Agency, Orange County, California, Tax Allocation Refunding Bonds, South Main Street Redevelopment, Series 2003B, 5.000%, 9/01/19 – FGIC Insured	9/14 at 100.00	AA–	2,777,756
	Santa Clara Redevelopment Agency, California, Tax Allocation Bonds, Bayshore North Project, Series 2003:
4,625	5.000%, 6/01/17 – NPFG Insured	12/14 at 100.00	AA–	4,678,280
2,695	5.000%, 6/01/20 – NPFG Insured	12/14 at 100.00	AA–	2,726,046
1,500	5.000%, 6/01/21 – NPFG Insured	12/14 at 100.00	AA–	1,517,280
2,840	5.000%, 6/01/23 – NPFG Insured	12/14 at 100.00	AA–	2,872,717
5,250	Santa Cruz County Redevelopment Agency, California, Tax Allocation Bonds, Live Oak-Soquel Community Improvement Projects, Subordinate Lien Series 2000, 5.250%, 9/01/25 – AMBAC Insured	9/14 at 100.00	A	5,372,903
960	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	1,078,330
	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006:
4,360	5.450%, 9/01/26	9/14 at 102.00	N/R	4,368,153
2,315	5.500%, 9/01/36	9/14 at 102.00	N/R	2,283,030
1,310	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	A	1,600,021
1,350	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-1 Improvement Area 1, Series 2012, 5.000%, 9/01/33	9/22 at 100.00	N/R	1,425,290
1,200	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,421,136
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33	12/21 at 100.00	A	1,232,930
3,900	Ventura County Public Financing Authority, California, Lease Revenue Bonds Series 2013A, 5.000%, 11/01/38	11/22 at 100.00	AA+	4,384,731
6,870	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	9/15 at 100.00	AA–	6,896,381
1,620	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2012A, 5.000%, 10/01/32 – AGM Insured	No Opt. Call	AA	1,820,799
6,530	Washington Unified School District, Yolo County, California, Certificates of Participation, Series 2007, 5.125%, 8/01/37 – AMBAC Insured	8/17 at 100.00	A	6,815,688
5,000	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009, 6.250%, 11/01/39	11/19 at 100.00	AA	5,767,750
1,280	William S Hart School Financing Authority, California, Refunding Revenue Bonds, Series 2013, 5.000%, 9/01/34	9/23 at 100.00	A–	1,390,618
	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A:
865	6.000%, 9/01/26	9/21 at 100.00	A–	1,014,636
810	6.500%, 9/01/32	9/21 at 100.00	A–	971,222
557,800	Total Tax Obligation/Limited			584,122,546

Nuveen Investments	65

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 7.1% (4.9% of Total Investments)
$2,715	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2012F-1, 5.000%, 4/01/30	No Opt. Call	AA	$3,159,853
8,300	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	1/15 at 100.00	AA–	8,322,161
15,060	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	17,695,651
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
33,235	5.750%, 1/15/46	1/24 at 100.00	BBB–	37,911,829
33,235	6.000%, 1/15/53	1/24 at 100.00	BBB–	38,416,669
1,250	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010D, 5.000%, 5/15/40 (UB) (4)	5/20 at 100.00	AA	1,414,388
120	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006, 5.450%, 7/01/20 (Alternative Minimum Tax)	7/16 at 100.00	N/R	121,549
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
1,000	5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,116,150
6,340	5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	6,959,101
1,180	Sacramento Regional Transit District, California, Farebox Revenue Bonds, Series 2012, 5.000%, 3/01/42	No Opt. Call	A	1,271,474
2,465	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.125%, 1/01/27 – AGM Insured (Alternative Minimum Tax)	1/15 at 100.00	AA	2,476,142
104,900	Total Transportation			118,864,967
	U.S. Guaranteed – 8.2% (5.6% of Total Investments) (7)
11,100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (7)	11,931,833
5,540	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.484%, 10/01/32 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (7)	8,588,717
10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured (ETM)	No Opt. Call	AAA	11,605
5,360	California Infrastructure and Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/23 – AGM Insured (ETM)	No Opt. Call	Aaa	6,728,408
5,765	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, North County Recycling Center, Series 1991A, 6.750%, 7/01/17 (ETM)	1/15 at 100.00	Aaa	6,246,493
1,225	California State Public Works Board, Revenue Bonds, University of California – UC Davis Medical Center Tower II, Series 2004A, 5.000%, 11/01/23 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 100.00	Aaa	1,235,339
21,235	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.261%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	27,743,528
635	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (7)	661,556
5,200	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/30 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA– (7)	5,433,636
16,805	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1988, 8.250%, 6/01/21 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	21,358,984
1,030	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/25 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA (7)	1,034,501
3,750	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AAA	3,766,350
5,170	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	6,664,906

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$5,840	Orange County Water District, California, Revenue Certificates of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)	No Opt. Call	N/R (7)	$7,488,106
905	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	1,156,988
7,000	Palm Springs Financing Authority, California, Lease Revenue Bonds, Convention Center Project, Refunding Series 2004A, 5.500%, 11/01/35 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 102.00	AA (7)	7,205,100
3,150	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	4,037,513
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA+ (7)	2,585,000
1,460	Rohnert Park Community Development Commission, California, Tax Allocation Bonds, Redevelopment Project Series 2007R, 5.000%, 8/01/37 – FGIC Insured (ETM)	8/17 at 100.00	AA– (7)	1,588,830
2,605	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (7)	2,722,303
1,500	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 (Pre-refunded 7/01/15) – NPFG Insured	7/15 at 100.00	A1 (7)	1,561,425
2,600	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA (7)	2,814,422
1,285	San Bernardino County, California, GNMA Mortgage-Backed Securities Program Single Family Home Mortgage Revenue Bonds, Series 1989A, 7.750%, 11/01/14 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	1,300,317
2,600	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (7)	2,975,544
113,770	Total U.S. Guaranteed			136,841,404
	Utilities – 4.7% (3.2% of Total Investments)
1,810	Anaheim Public Financing Authority, California, Revenue Bonds, Electric Distribution System, Second Lien Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	AA–	1,818,018
6,425	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.500%, 12/01/18	12/14 at 100.00	N/R	6,208,283
	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A:
7,470	5.000%, 11/15/35	No Opt. Call	A	8,530,889
7,610	5.500%, 11/15/37	No Opt. Call	A	9,259,772
11,500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured (UB)	7/15 at 100.00	AA	11,870,990
5,230	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	5,849,075
4,865	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2013B, 5.000%, 7/01/28	7/23 at 100.00	AA–	5,794,264
4,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	AA–	4,561,520
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 3345, 18.063%, 7/01/20 (IF) (4)	No Opt. Call	AA–	4,420,440
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
4,000	5.000%, 9/01/26 – SYNCORA GTY Insured	9/15 at 100.00	N/R	4,061,560
5,675	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	5,740,092
4,300	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	4,347,386
2,500	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Tender Option Bond Trust 1186, 17.235%, 8/15/41 (IF) (4)	8/23 at 100.00	AA–	3,846,700
1,565	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/35	7/24 at 100.00	AA–	1,823,366
69,950	Total Utilities			78,132,355

Nuveen Investments	67

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 12.7% (8.7% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
$7,110	5.000%, 10/01/28	4/23 at 100.00	AA–	$8,412,765
3,010	5.000%, 10/01/29	4/23 at 100.00	AA–	3,543,793
4,250	5.000%, 10/01/30	4/23 at 100.00	AA–	4,968,123
4,000	5.000%, 10/01/34	4/23 at 100.00	AA–	4,603,320
1,020	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2002X, 5.500%, 12/01/17 – FGIC Insured	No Opt. Call	AAA	1,184,883
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
3,925	5.000%, 7/01/37 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,127,295
36,420	5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	38,235,169
175	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	10/14 at 100.00	AA	175,695
385	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2004A, 5.250%, 10/01/24 – AGM Insured	10/14 at 100.00	AA	386,594
2,500	Central Basin Municipal Water District, California, Certificates of Participation, Tender Option Bond Trust 3152, 18.090%, 8/01/33 – AGM Insured (IF)	2/20 at 100.00	AA	3,360,700
10,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44	6/24 at 100.00	AAA	11,593,100
1,950	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	2,107,424
1,600	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Tender Option Bond Trust 3220, 14.459%, 7/01/28 (IF)	7/18 at 100.00	AA+	2,516,400
5,000	El Centro Financing Authority, California, Water Revenue Bonds, Series 2006A, 4.750%, 10/01/31 – AGM Insured	10/16 at 100.00	AA	5,298,350
750	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	773,138
3,135	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	3,304,321
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A:
23,430	5.250%, 7/01/39 (UB)	1/21 at 100.00	AA	26,401,158
2,000	5.000%, 7/01/41	1/21 at 100.00	AA	2,208,000
1,485	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	1,712,754
4,705	Madera Irrigation District. California, Water Revenue Refunding Bonds, Series 2008, 5.500%, 1/01/38	1/18 at 100.00	A–	5,170,936
670	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.543%, 7/01/35 (IF) (4)	7/19 at 100.00	AAA	1,054,339
3,380	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 11738, 17.947%, 8/01/29 (IF)	2/19 at 100.00	AAA	5,199,522
1,510	Orange County Sanitation District, California, Certificates of Participation, Tender Option Bond Trust 3020, 17.794%, 2/01/35 (IF) (4)	2/19 at 100.00	AAA	2,322,893
2,500	Pajaro Valley Water Management Agency, California, Revenue Certificates of Participation, Series 1999A, 5.750%, 3/01/29 – AMBAC Insured	9/14 at 100.00	BBB+	2,501,950
3,500	Placerville Public Financing Authority, California, Wastewater System Refinancing and Improvement Project Revenue Bonds, Series 2006, 5.000%, 9/01/34 – SYNCORA GTY Insured	9/16 at 100.00	N/R	3,535,525
3,000	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2014A, 5.000%, 12/01/33	6/24 at 100.00	AA	3,522,090
2,525	Sacramento County Sanitation Districts Financing Authority, California, Revenue Refunding Bonds, Series 2001, 5.500%, 12/01/20 – AMBAC Insured	No Opt. Call	AA	3,146,756

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	San Diego Public Facilities Financing Authority, California, Sewerage Revenue Bonds, Refunding Series 2010A:
$11,320	5.250%, 5/15/25	5/20 at 100.00	AA	$13,393,711
11,000	5.250%, 5/15/26	5/20 at 100.00	AA	13,015,090
12,000	5.250%, 5/15/27	5/20 at 100.00	AA	14,098,080
7,170	5.250%, 5/15/28	5/20 at 100.00	AA	8,406,753
5,580	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/41 (UB)	11/21 at 100.00	AA–	6,328,278
	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Tender Option Bond Trust 2013-4A:
750	18.028%, 11/01/28 (IF)	11/21 at 100.00	AA–	1,313,850
750	18.128%, 11/01/43 (IF)	5/22 at 100.00	AA–	1,120,080
4,000	West Basin Municipal Water District, California, Certificates of Participation, Refunding Series 2008B, 5.000%, 8/01/28 – AGC Insured	8/18 at 100.00	AA	4,538,000
186,505	Total Water and Sewer			213,580,835
$2,367,305	Total Long-Term Investments (cost $2,176,006,382)			2,418,008,699
Nuveen Investments	69

NAC	Nuveen California Dividend Advantage Municipal Fund
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.6% (1.1% of Total Investments)
	MUNICIPAL BONDS – 1.6% (1.1% of Total Investments)
	Health Care – 1.3% (0.9% of Total Investments)
$16,630	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	$16,974,241
1,620	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	1,653,534
2,460	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	2,510,922
20,710	Total Health Care			21,138,697
	Housing/Multifamily – 0.3%% (0.2% of Total Investments)
4,995	Los Angeles Community Redevelopment Agency, California, Multifamily Housing Revenue Bonds, Wilshire Station Apartments, Variable Rate Demand Obligations, Tender Option Bond Trust 1178, 0.300%, 10/15/38 (8)	1/15 at 100.00	A-1	4,995,000
$25,705	Total Short-Term Investments (cost $25,705,000)			26,133,697
	Total Investments (cost $2,201,711,382) – 145.8%			2,444,142,396
	Floating Rate Obligations – (6.0)%			(100,545,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (41.7)% (9)			(699,600,000)
	Other Assets Less Liabilities – 1.9%			32,640,613
	Net Assets Applicable to Common Shares – 100%			$1,676,638,009

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.6%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

70	Nuveen Investments

NVX
Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 130.9% (93.2% of Total Investments)
	MUNICIPAL BONDS – 130.9% (93.2% of Total Investments)
	Consumer Staples – 7.4% (5.2% of Total Investments)
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
$2,000	5.600%, 6/01/36	12/18 at 100.00	B+	$1,678,540
2,000	5.650%, 6/01/41	12/18 at 100.00	B+	1,623,020
290	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	279,171
2,385	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2002A, 5.500%, 6/01/33	12/14 at 100.00	Baa1	2,336,966
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,770	5.000%, 6/01/33	6/17 at 100.00	B	3,114,774
6,040	5.750%, 6/01/47	6/17 at 100.00	B	4,962,041
3,660	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	2,898,866
20,145	Total Consumer Staples			16,893,378
	Education and Civic Organizations – 2.8% (2.0% of Total Investments)
1,775	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, The Jackson Laboratory, Series 2012, 5.000%, 7/01/37	7/22 at 100.00	A1	1,908,800
125	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/21	11/15 at 100.00	A2	131,285
555	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	601,581
2,500	California Municipal Finance Authority, Revenue Bonds, University of La Verne, Series 2010A, 6.250%, 6/01/40	6/20 at 100.00	Baa1	2,811,725
850	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	969,876
5,805	Total Education and Civic Organizations			6,423,267
	Health Care – 22.7% (16.2% of Total Investments)
2,500	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32	7/15 at 100.00	A	2,554,900
395	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	445,702
435	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	493,412
855	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	970,596
895	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	1,005,703
1,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.250%, 11/15/46	11/16 at 100.00	AA–	1,617,420
4,215	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	Baa1	4,438,901
5,520	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	5,556,984
3,200	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	3,517,376

Nuveen Investments	71

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$2,225	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	$2,242,756
5,245	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35 (4)	7/15 at 100.00	B–	5,087,650
425	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	446,671
1,035	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2004D, 5.050%, 8/15/38 – AGM Insured	8/18 at 100.00	AA	1,094,036
2,705	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	2,761,453
2,000	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	2,222,640
1,610	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	1,732,328
455	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	475,352
1,500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Ba1	1,644,780
4,800	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	4,994,976
5,785	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	5,899,543
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	2,635,425
49,550	Total Health Care			51,838,604
	Housing/Multifamily – 1.5% (1.1% of Total Investments)
1,295	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,442,760
410	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	444,149
940	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	1,048,589
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
80	5.250%, 8/15/39	8/24 at 100.00	BBB	87,153
220	5.250%, 8/15/49	8/24 at 100.00	BBB	238,451
205	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	207,735
3,150	Total Housing/Multifamily			3,468,837
	Housing/Single Family – 3.2% (2.3% of Total Investments)
5,775	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2006M, 4.650%, 8/01/31 (Alternative Minimum Tax)	2/16 at 100.00	A–	5,785,799
1,490	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007G, 5.050%, 2/01/29 (Alternative Minimum Tax)	2/17 at 100.00	A–	1,514,674
85	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	88,846
7,350	Total Housing/Single Family			7,389,319
	Industrials – 0.0% (0.0% of Total Investments)
3,175	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	D	11,271

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 31.5% (22.4% of Total Investments)
$1,300	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/29 – AGM Insured	8/22 at 100.00	Aa3	$1,479,634
10,000	California State, General Obligation Bonds, Series 2006CD, 4.600%, 12/01/32 (Alternative Minimum Tax)	12/15 at 100.00	AA	10,089,900
13,850	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 4/01/38	4/19 at 100.00	Aa3	16,498,536
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,000	6.000%, 3/01/33	3/20 at 100.00	Aa3	2,426,140
1,000	5.250%, 11/01/40	11/20 at 100.00	Aa3	1,151,100
	California State, General Obligation Bonds, Various Purpose Series 2011:
4,850	5.250%, 10/01/28	No Opt. Call	Aa3	5,755,398
2,300	5.000%, 9/01/41	9/21 at 100.00	Aa3	2,561,786
2,190	5.000%, 10/01/41	10/21 at 100.00	Aa3	2,441,872
	California State, General Obligation Bonds, Various Purpose Series 2013:
2,500	5.000%, 2/01/43	No Opt. Call	Aa3	2,799,500
2,240	5.000%, 11/01/43	11/23 at 100.00	Aa3	2,528,758
2,000	California State, General Obligation Bonds, Various Purpose Series 2014, 5.000%, 5/01/32	5/24 at 100.00	Aa3	2,338,160
32,730	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/46 – AGM Insured	No Opt. Call	AA	5,870,453
1,285	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009D, 5.000%, 7/01/27	7/19 at 100.00	Aa2	1,500,212
13,530	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	AA–	8,229,758
1,265	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 5.000%, 8/01/32 – NPFG Insured	8/17 at 100.00	AA–	1,325,669
2,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	AA–	2,076,800
1,000	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 5.250%, 8/01/36	8/21 at 100.00	Aa2	1,134,660
1,600	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	1,768,800
97,640	Total Tax Obligation/General			71,977,136
	Tax Obligation/Limited – 24.6% (17.5% of Total Investments)
	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
650	5.500%, 9/01/24	9/14 at 102.00	N/R	664,099
385	5.800%, 9/01/35	9/14 at 102.00	N/R	393,131
7,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/31	9/23 at 100.00	A1	8,237,880
3,770	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2012G, 5.000%, 11/01/37	11/22 at 100.00	A1	4,207,056
435	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	451,748
4,265	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System Financing, Series 2012, 5.000%, 9/01/41	3/22 at 100.00	AA–	4,574,895
960	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/14 at 100.00	A–	961,699
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
2,500	5.000%, 6/01/45	6/15 at 100.00	A1	2,548,000
2,995	5.000%, 6/01/45 – AGM Insured	6/15 at 100.00	AA	3,057,506
1,785	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 – SYNCORA GTY Insured	9/16 at 100.00	N/R	1,850,777

Nuveen Investments	73

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,800	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Capital Improvement, Series 2007, 5.000%, 2/01/41 – AMBAC Insured	2/17 at 100.00	A–	$1,910,466
1,500	Hesperia Unified School District, San Bernardino County, California, Certificates of Participation, Series 2013A, 5.000%, 2/01/38 – BAM Insured	2/23 at 100.00	AA	1,633,725
870	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	897,675
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
205	5.000%, 9/01/26	9/16 at 100.00	N/R	210,633
470	5.125%, 9/01/36	9/16 at 100.00	N/R	480,260
415	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	424,271
800	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	815,136
1,350	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	1,477,764
750	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	923,625
475	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	602,618
475	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	485,184
175	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	203,107
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,205	5.250%, 9/01/30	9/23 at 100.00	N/R	1,313,836
1,085	5.750%, 9/01/39	9/23 at 100.00	N/R	1,194,921
200	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	218,988
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
165	6.000%, 9/01/33	9/14 at 103.00	N/R	171,204
360	6.125%, 9/01/41	9/14 at 103.00	N/R	373,248
3,085	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	3,375,607
6,275	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	857,793
550	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	626,109
100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	121,681
	San Buenaventura Redevelopment Agency, California, Merged Project Areas Tax Allocation Bonds, Series 2008:
1,000	7.750%, 8/01/28	8/16 at 102.00	A	1,102,090
1,325	8.000%, 8/01/38	8/16 at 102.00	A	1,439,255
990	San Diego, California, Special Tax Community Facilities District 4 Black Mountain Ranch Villages Bonds, Series 2008A, 6.000%, 9/01/37	9/14 at 103.00	N/R	1,028,254
210	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	218,734
80	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	96,598

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
$85	7.000%, 8/01/33	2/21 at 100.00	BBB+	$99,156
105	7.000%, 8/01/41	2/21 at 100.00	BBB+	120,948
	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C:
1,100	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA–	1,178,023
765	5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	818,145
995	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	1,048,571
1,530	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	A–	1,544,566
140	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	157,256
930	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.500%, 9/01/36	9/14 at 102.00	N/R	917,157
675	Ventura County Public Financing Authority, California, Lease Revenue Bonds Series 2013A, 5.000%, 11/01/38	11/22 at 100.00	AA+	758,896
240	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	287,770
57,225	Total Tax Obligation/Limited			56,080,061
	Transportation – 8.3% (5.9% of Total Investments)
2,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	A+	2,249,640
2,240	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	2,632,022
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
4,940	5.750%, 1/15/46	1/24 at 100.00	BBB–	5,635,157
4,935	6.000%, 1/15/53	1/24 at 100.00	BBB–	5,704,416
	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P:
1,545	5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	1,724,452
1,000	5.000%, 5/01/31 (Alternative Minimum Tax)	No Opt. Call	A+	1,097,650
16,660	Total Transportation			19,043,337
	U.S. Guaranteed – 6.4% (4.6% of Total Investments) (6)
1,930	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (6)	2,074,634
1,430	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 3211, 13.484%, 10/01/32 (Pre-refunded 4/01/18) (IF)	4/18 at 100.00	AA (6)	2,216,943
405	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (6)	421,937
2,945	California State Public Works Board, Lease Revenue Bonds, University of California Regents, Tender Option Bond Trust 1065, 9.261%, 3/01/33 (Pre-refunded 3/01/18) (IF)	3/18 at 100.00	Aaa	3,847,643
2,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)	No Opt. Call	BB– (6)	2,585,000
355	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (6)	370,986
750	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 (Pre-refunded 6/01/16) – FGIC Insured	6/16 at 100.00	AA (6)	811,853
825	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (6)	944,163

Nuveen Investments	75

NVX	Nuveen California Dividend Advantage Municipal Fund 2
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$1,315	University of California, Limited Project Revenue Bonds, Series 2007D, 5.000%, 5/15/41 (Pre-refunded 5/15/16) – FGIC Insured	5/16 at 101.00	AA– (6)	$1,415,966
11,955	Total U.S. Guaranteed			14,689,125
	Utilities – 14.2% (10.1% of Total Investments)
5,000	Anaheim Public Financing Authority, California, Revenue Bonds, Electric Distribution System, Second Lien Series 2004, 5.250%, 10/01/21 – NPFG Insured	10/14 at 100.00	AA–	5,022,150
2,355	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	2,689,457
500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – AGM Insured	7/15 at 100.00	AA	516,130
14,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	15,657,177
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
790	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	799,061
1,500	5.250%, 9/01/36 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,516,530
1,500	Southern California Public Power Authority, California, Revenue Bonds, Apex Power Project Series 2014A, 5.000%, 7/01/38	7/24 at 100.00	AA–	1,728,345
4,000	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33	No Opt. Call	A	4,390,440
29,645	Total Utilities			32,319,290
	Water and Sewer – 8.3% (5.9% of Total Investments)
2,500	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/28	4/23 at 100.00	AA–	2,958,074
5,240	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,501,162
1,400	Castaic Lake Water Agency, California, Certificates of Participation, Series 2006C, 5.000%, 8/01/36 – NPFG Insured	8/16 at 100.00	AA–	1,490,216
545	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	574,435
1,160	Metropolitan Water District of Southern California, Waterworks Revenue Bonds, Tender Option Bond Trust 09-8B, 17.543%, 7/01/35 (IF) (7)	7/19 at 100.00	AAA	1,825,422
5,825	Sacramento, California, Wastewater Revenue Bonds, Series 2013, 5.000%, 9/01/42	9/23 at 100.00	AA	6,545,203
16,670	Total Water and Sewer			18,894,512
$318,970	Total Long-Term Investments (cost $276,132,760)			299,028,137

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 9.5% (6.8% of Total Investments)
	MUNICIPAL BONDS – 9.5% (6.8% of Total Investments)
	Health Care – 0.7% (0.5% of Total Investments)
$1,320	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (4)	No Opt. Call	N/R	$1,347,324
125	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (4)	No Opt. Call	N/R	127,588
200	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (4)	No Opt. Call	N/R	204,140
1,645	Total Health Care			1,679,052
	Housing/Multifamily – 8.8% (6.3% of Total Investments)
20,000	Los Angeles Community Redevelopment Agency, California, Multifamily Housing Revenue Bonds, Wilshire Station Apartments, Variable Rate Demand Obligations, Tender Option Bond Trust 1178, 0.300%, 10/15/38 (8)	1/15 at 100.00	A-1	20,000,000
$21,645	Total Short-Term Investments (cost $21,645,000)			21,679,052
	Total Investments (cost $297,777,760) – 140.4%			320,707,189
	Floating Rate Obligations – (0.4)%			(965,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (42.9)% (9)			(98,000,000)
	Other Assets Less Liabilities – 2.9%			6,632,924
	Net Assets Applicable to Common Shares – 100%			$228,375,113

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.6%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	77

NZH
Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 138.1% (96.1% of Total Investments)
	MUNICIPAL BONDS – 138.1% (96.1% of Total Investments)
	Consumer Staples – 7.7% (5.3% of Total Investments)
$2,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.650%, 6/01/41	12/18 at 100.00	B+	$2,028,775
475	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BB+	457,264
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
12,760	5.000%, 6/01/33	6/17 at 100.00	B	10,542,309
10,550	5.750%, 6/01/47	6/17 at 100.00	B	8,667,142
6,265	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	4,962,131
32,550	Total Consumer Staples			26,657,621
	Education and Civic Organizations – 5.0% (3.5% of Total Investments)
290	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	294,771
2,160	California Educational Facilities Authority, Revenue Bonds, University of San Francisco, Series 2011, 6.125%, 10/01/36	10/21 at 100.00	A2	2,608,978
	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
200	5.000%, 11/01/21	11/15 at 100.00	A2	210,056
1,000	5.000%, 11/01/30	11/15 at 100.00	A2	1,043,180
850	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	921,341
1,300	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,483,339
3,100	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa1	3,180,786
3,000	University of California, General Revenue Bonds, Series 2013AF, 5.000%, 5/15/29	5/23 at 100.00	AA	3,546,360
3,690	University of California, General Revenue Bonds, Series 2013AI, 5.000%, 5/15/38	5/23 at 100.00	AA	4,201,840
15,590	Total Education and Civic Organizations			17,490,651
	Health Care – 28.3% (19.7% of Total Investments)
2,500	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32	7/15 at 100.00	A	2,554,900
610	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA	688,300
670	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014A, 5.000%, 10/01/38	10/24 at 100.00	AA	759,968
1,320	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA	1,498,464
1,445	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s Hospital – San Diego, Series 2011, 5.250%, 8/15/41	8/21 at 100.00	A1	1,623,732
1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	2,058,590
3,530	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2011B, 6.000%, 8/15/42	8/20 at 100.00	AA–	4,254,744
3,735	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bonds Trust 3765, 18.913%, 5/15/39 (IF) (4)	11/16 at 100.00	AA–	4,903,719

78	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,850	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/35	3/15 at 100.00	A	$3,875,795
1,650	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2007B, 5.000%, 3/01/37 – AGC Insured	3/18 at 100.00	AA	1,730,520
1,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2012A, 5.000%, 4/01/42	4/22 at 100.00	A+	1,099,180
1,594	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.294%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA	2,020,749
8,875	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	10,697,124
3,435	California Statewide Communities Development Authority, Revenue Bonds, ValleyCare Health System, Series 2007A, 5.125%, 7/15/31	7/17 at 100.00	N/R	3,462,411
4,500	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008K, 5.500%, 7/01/41 – AGC Insured	7/17 at 100.00	AA	4,927,860
2,330	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35 (5)	7/15 at 100.00	B–	2,260,100
645	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	677,889
3,860	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,399,937
5,600	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.795%, 11/15/46 (IF) (4)	11/16 at 100.00	AA–	7,352,800
2,950	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	3,278,394
4,000	Marysville, California, Revenue Bonds, The Fremont-Rideout Health Group, Series 2011, 5.250%, 1/01/42	1/21 at 100.00	A	4,279,600
695	Oak Valley Hospital District, Stanislaus County, California, Revenue Bonds, Series 2010A, 6.500%, 11/01/29	11/20 at 100.00	BB	726,087
1,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	1,080,500
7,650	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	7,960,743
5,790	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2007A, 5.000%, 7/01/38	7/17 at 100.00	Baa2	5,904,642
3,400	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	3,982,420
8,760	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Series 2013J, 5.250%, 5/15/31	5/23 at 100.00	AA–	10,264,355
87,159	Total Health Care			98,323,523
	Housing/Multifamily – 1.5% (1.1% of Total Investments)
1,990	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	2,217,059
2,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	BBB	2,188,246
	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
125	5.250%, 8/15/39	8/24 at 100.00	BBB	136,176
340	5.250%, 8/15/49	8/24 at 100.00	BBB	368,516
325	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	329,336
4,800	Total Housing/Multifamily			5,239,333

Nuveen Investments	79

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 4.1% (2.9% of Total Investments)
	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206:
$10,180	9.201%, 8/01/25 (Alternative Minimum Tax) (IF)	2/16 at 100.00	A–	$10,227,541
3,805	9.574%, 2/01/29 (Alternative Minimum Tax) (IF)	2/17 at 100.00	A–	3,865,119
150	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	A–	156,788
14,135	Total Housing/Single Family			14,249,448
	Industrials – 1.5% (1.1% of Total Investments)
5,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	A–	5,244,100
5,205	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (6)	No Opt. Call	D	18,478
10,205	Total Industrials			5,262,578
	Long-Term Care – 1.2% (0.8% of Total Investments)
	California Health Facilities Financing Authority, Insured Senior Living Revenue Bonds, Aldersly Project, Series 2002A:
1,500	5.125%, 3/01/22	9/14 at 100.00	A	1,505,670
1,315	5.250%, 3/01/32	9/14 at 100.00	A	1,319,471
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	A3	1,195,980
3,815	Total Long-Term Care			4,021,121
	Tax Obligation/General – 13.0% (9.0% of Total Investments)
	California State, General Obligation Bonds, Various Purpose Series 2009:
3,040	6.000%, 11/01/39	11/19 at 100.00	Aa3	3,692,110
3,500	5.500%, 11/01/39	11/19 at 100.00	Aa3	4,049,570
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,960	5.500%, 3/01/40	3/20 at 100.00	Aa3	2,267,779
1,000	5.250%, 11/01/40	11/20 at 100.00	Aa3	1,151,100
	California State, General Obligation Bonds, Various Purpose Series 2011:
1,770	5.250%, 10/01/28	No Opt. Call	Aa3	2,100,424
4,000	5.000%, 9/01/31	No Opt. Call	Aa3	4,601,560
4,315	5.000%, 10/01/41	10/21 at 100.00	Aa3	4,811,268
3,230	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 2/01/29	2/22 at 100.00	Aa3	3,807,912
	California State, General Obligation Bonds, Various Purpose Series 2013:
1,260	5.000%, 2/01/29	No Opt. Call	Aa3	1,472,335
1,710	5.000%, 2/01/31	No Opt. Call	Aa3	1,977,290
2,465	5.000%, 4/01/37	4/23 at 100.00	Aa3	2,788,926
15	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	12/14 at 100.00	AA	15,029
1,120	Oxnard School District, Ventura County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/43 – AGM Insured	8/23 at 100.00	AA	1,230,197
505	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – NPFG Insured	No Opt. Call	Aa1	528,998
2,115	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 9/01/42	9/21 at 100.00	AA+	2,384,324
5,530	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2008 Series 2011D, 0.000%, 8/01/50 – AGM Insured	8/37 at 100.00	AA	4,216,791
	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A:
1,535	5.500%, 8/01/38	8/24 at 100.00	Aa3	1,838,132
1,750	5.500%, 8/01/40	8/24 at 100.00	Aa3	2,087,365
40,820	Total Tax Obligation/General			45,021,110

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 46.7% (32.5% of Total Investments)
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2013G:
$5,690	5.250%, 9/01/30	9/23 at 100.00	A1	$6,735,651
7,135	5.250%, 9/01/32	9/23 at 100.00	A1	8,372,138
	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2013F:
1,685	5.250%, 9/01/31	9/23 at 100.00	A1	1,982,975
1,450	5.250%, 9/01/33	9/23 at 100.00	A1	1,692,716
4,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	9/14 at 100.00	A1	4,013,520
4,510	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Hospital Addition, Series 2001A, 5.000%, 12/01/26 – AMBAC Insured	12/14 at 100.00	A1	4,526,552
1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.750%, 10/01/30	10/19 at 100.00	A1	1,177,650
2,260	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A1	2,640,019
715	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AA–	742,528
2,160	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured	9/16 at 101.00	A	2,222,662
1,445	Fontana Redevelopment Agency, San Bernardino County, California, Tax Allocation Bonds, Jurupa Hills Redevelopment Project, Refunding Series 1997A, 5.500%, 10/01/27	10/14 at 100.00	A–	1,447,558
3,500	Fremont, California, Special Tax Bonds, Community Facilities District 1, Pacific Commons, Series 2005, 6.300%, 9/01/31	9/14 at 100.00	N/R	3,543,295
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,000	5.000%, 6/01/45	6/15 at 100.00	A1	3,057,600
5,910	5.000%, 6/01/45 – AGC Insured	6/15 at 100.00	AA	6,033,342
1,310	Inglewood Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Subordinate Lien Series 2007A-1, 5.000%, 5/01/23 – AMBAC Insured	5/17 at 100.00	BBB+	1,351,671
	Irvine Unified School District, California, Special Tax Bonds, Community Facilities District Series 2006A:
330	5.000%, 9/01/26	9/16 at 100.00	N/R	339,068
760	5.125%, 9/01/36	9/16 at 100.00	N/R	776,591
680	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	695,191
1,000	Lindsay Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2007, 5.000%, 8/01/37 – RAAI Insured	8/17 at 100.00	BBB+	1,015,840
1,310	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	A1	1,334,785
	Los Angeles Community Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Bunker Hill Redevelopment Project, Series 2004L:
1,715	5.000%, 3/01/18	9/14 at 100.00	BBB–	1,719,253
1,350	5.100%, 3/01/19	9/14 at 100.00	BBB–	1,353,119
7,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Multiple Capital Facilities Project II, Series 2012, 5.000%, 8/01/42	No Opt. Call	AA	7,662,480
725	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 6.500%, 8/01/24	8/21 at 100.00	A–	919,786
240	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	9/14 at 102.00	N/R	245,146
270	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	313,365

Nuveen Investments	81

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$11,165	Palm Desert Financing Authority, California, Tax Allocation Revenue Bonds, Project Area 1, Refunding Series 2002, 5.100%, 4/01/30 – NPFG Insured	10/14 at 100.00	AA–	$11,175,718
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
1,815	5.250%, 9/01/30	9/23 at 100.00	N/R	1,978,931
1,625	5.750%, 9/01/39	9/23 at 100.00	N/R	1,789,629
295	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	323,007
	Perris Union High School District Financing Authority, Riverside County, California, Revenue Bonds, Series 2011:
245	6.000%, 9/01/33	9/14 at 103.00	N/R	254,212
540	6.125%, 9/01/41	9/14 at 103.00	N/R	559,872
2,885	Pico Rivera Water Authority, California, Revenue Bonds, Series 2001A, 6.250%, 12/01/32	12/14 at 100.00	N/R	2,888,808
2,185	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	2,390,827
3,250	Pomona Public Financing Authority, California, Revenue Refunding Bonds, Merged Redevelopment Projects, Series 2001AD, 5.000%, 2/01/27 – NPFG Insured	2/15 at 100.00	AA–	3,254,453
995	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 14 Del Sur, Series 2006, 5.125%, 9/01/26	9/16 at 100.00	N/R	1,030,472
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
10,000	0.000%, 8/01/44 – NPFG Insured	No Opt. Call	AA–	1,453,700
10,025	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,370,418
3,500	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	AA	4,056,885
865	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series 2011A, 5.750%, 9/01/30	9/21 at 100.00	BBB+	984,699
3,375	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, Series 2010E, 6.500%, 10/01/40	10/20 at 100.00	BBB+	3,812,265
155	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A–	188,606
	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012:
990	5.000%, 9/01/29	9/22 at 100.00	N/R	1,078,229
2,615	5.000%, 9/01/35	9/22 at 100.00	N/R	2,765,075
14,505	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2001A, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA	14,558,230
330	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	No Opt. Call	N/R	343,725
125	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41	2/21 at 100.00	A–	150,935
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D:
125	7.000%, 8/01/33	2/21 at 100.00	BBB+	145,818
160	7.000%, 8/01/41	2/21 at 100.00	BBB+	184,302
1,160	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 5.000%, 8/01/25 – NPFG Insured	8/17 at 100.00	AA–	1,240,585
1,500	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	BBB	1,580,760
6,000	San Marcos Public Facilities Authority, California, Tax Allocation Bonds, Project Areas 1 and 3, Series 2005A, 5.000%, 8/01/34 – AMBAC Insured	8/15 at 102.00	A	6,193,980

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$215	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	4/21 at 100.00	N/R	$241,501
8,710	South Orange County Public Financing Authority, California, Special Tax Revenue Bonds, Ladera Ranch, Series 2005A, 5.000%, 8/15/32 – AMBAC Insured	8/15 at 100.00	BBB+	8,831,853
1,500	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/34 – FGIC Insured	9/14 at 100.00	AA–	1,499,250
1,415	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.450%, 9/01/26	9/14 at 102.00	N/R	1,417,646
1,165	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 7.000%, 8/01/39	8/21 at 100.00	A	1,422,919
1,950	Ventura County Public Financing Authority, California, Lease Revenue Bonds Series 2013A, 5.000%, 11/01/38	11/22 at 100.00	AA+	2,192,366
	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Police Facility Subordinate Series 2009:
7,500	6.250%, 11/01/39	11/19 at 100.00	AA	8,651,623
5,000	5.750%, 11/01/45	11/19 at 100.00	AA	5,541,500
370	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	A–	443,645
169,405	Total Tax Obligation/Limited			161,910,945
	Transportation – 8.1% (5.6% of Total Investments)
3,705	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/48	4/23 at 100.00	A+	4,167,458
3,425	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Junior Lien Series 2013C, 6.500%, 1/15/43	1/24 at 100.00	BB+	4,024,409
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A:
7,560	5.750%, 1/15/46	1/24 at 100.00	BBB–	8,623,843
7,555	6.000%, 1/15/53	1/24 at 100.00	BBB–	8,732,900
2,350	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/29 (Alternative Minimum Tax)	No Opt. Call	A+	2,622,953
24,595	Total Transportation			28,171,563
	U.S. Guaranteed – 3.6% (2.5% of Total Investments) (7)
1,690	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2006F, 5.000%, 4/01/31 (Pre-refunded 4/01/16) (UB)	4/16 at 100.00	AA (7)	1,816,649
640	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)	10/15 at 100.00	N/R (7)	666,765
2,330	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 6.000%, 12/01/40 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (7)	3,003,718
575	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 (Pre-refunded 8/01/15) – FGIC Insured	8/15 at 100.00	AA (7)	600,892
2,210	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 (Pre-refunded 9/01/15) – NPFG Insured	9/15 at 100.00	Aa1 (7)	2,318,069
1,345	San Mateo Union High School District, San Mateo County, California, Certificates of Participation, Phase 1, Series 2007A, 5.000%, 12/15/30 (Pre-refunded 12/15/17) – AMBAC Insured	12/17 at 100.00	N/R (7)	1,539,272
2,500	Yucaipa-Calimesa Joint Unified School District, San Bernardino County, California, Certificates of Participation, Refunding Series 2001A, 5.000%, 10/01/26 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (7)	2,510,900
11,290	Total U.S. Guaranteed			12,456,265

Nuveen Investments	83

NZH	Nuveen California Dividend Advantage Municipal Fund 3
	Portfolio of Investments (continued)	August 31, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 6.9% (4.8% of Total Investments)
$3,815	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	A	$4,356,806
14,505	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	16,221,957
	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005:
2,000	5.000%, 9/01/26 – SYNCORA GTY Insured	9/15 at 100.00	N/R	2,030,780
1,285	5.125%, 9/01/31 – SYNCORA GTY Insured	9/15 at 100.00	N/R	1,299,739
21,605	Total Utilities			23,909,282
	Water and Sewer – 10.5% (7.3% of Total Investments)
	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost Recovery Prepayment Program, Series 2013A:
2,000	5.000%, 10/01/27	4/23 at 100.00	AA–	2,383,840
3,000	5.000%, 10/01/29	4/23 at 100.00	AA–	3,532,020
3,000	5.000%, 10/01/34	4/23 at 100.00	AA–	3,452,490
8,840	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	No Opt. Call	Baa3	9,280,586
3,000	East Valley Water District Financing Authority, California, Refunding Revenue Bonds, Series 2010, 5.000%, 10/01/40	10/20 at 100.00	AA–	3,242,190
1,125	Fortuna Public Finance Authority, California, Water Revenue Bonds, Series 2006, 5.000%, 10/01/36 – AGM Insured	10/16 at 100.00	AA	1,159,706
890	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	938,069
2,355	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2012B, 5.000%, 7/01/37	No Opt. Call	AA	2,663,293
	Los Angeles, California, Wastewater System Revenue Bonds, Subordinate Lien, Refunding Series 2013A:
1,245	5.000%, 6/01/34	6/23 at 100.00	AA	1,442,183
5,355	5.000%, 6/01/35	6/23 at 100.00	AA	6,176,296
2,000	Metropolitan Water District of Southern California, Water Revenue Bonds, 2006 Authorization Series 2007A, 5.000%, 7/01/37	7/17 at 100.00	AAA	2,190,880
32,810	Total Water and Sewer			36,461,553
$468,779	Total Long-Term Investments (cost $436,896,906)			479,174,993

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 5.6% (3.9% of Total Investments)
	MUNICIPAL BONDS – 5.6% (3.9% of Total Investments)
	Health Care – 1.3% (0.9% of Total Investments)
$3,610	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014A, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	$3,684,727
350	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014B, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	357,245
530	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2014C, 6.000%, 7/10/15 (5)	No Opt. Call	N/R	540,971
4,490	Total Health Care			4,582,943
	Housing/Multifamily – 4.3% (3.0% of Total Investments)
15,000	Los Angeles Community Redevelopment Agency, California, Multifamily Housing Revenue Bonds, Wilshire Station Apartments, Variable Rate Demand Obligations, Tender Option Bond Trust 1178, 0.300%, 10/15/38 (8)	1/15 at 100.00	A-1	15,000,000
$19,490	Total Short-Term Investments (cost $19,490,000)			19,582,943
	Total Investments (cost $456,386,906) – 143.7%			498,757,936
	Floating Rate Obligations – (0.2)%			(845,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (46.1)% (9)			(160,000,000)
	Other Assets Less Liabilities – 2.6%			9,197,404
	Net Assets Applicable to Common Shares – 100%			$347,110,340

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.1%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of
Assets and Liabilities	August 31, 2014 (Unaudited)

	California		California		California AMT-
	Value		Value 2		Free Income
	(NCA	)	(NCB	)	(NKX	)
Assets
Long-term investments, at value (cost $233,692,802, $47,154,595 and $951,379,885, respectively)	$261,400,186		$56,321,060		$1,055,309,074
Short-term investments, at value (cost $1,110,000, $540,000 and $8,645,000, respectively)	1,132,977		551,178		8,823,952
Cash	—		—		—
Receivable for:
Interest	2,761,115		636,794		13,644,765
Investments sold	4,540,000		—		7,739,681
Deferred offering costs	—		—		2,603,282
Other assets	26,479		702		306,879
Total assets	269,860,757		57,509,734		1,088,427,633
Liabilities
Cash overdraft	257,127		70,724		4,417,823
Floating rate obligations	4,490,000		—		6,755,000
Payable for:
Common share dividends	916,783		199,407		3,192,273
Interest	—		—		57,547
Offering costs	—		—		51,092
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	—		—		35,250,000
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—		—		291,600,000
Accrued expenses:
Management fees	115,902		30,148		560,340
Directors/Trustees fees	25,316		610		23,756
Reorganization	—		—		696,660
Other	70,549		24,705		294,636
Total liabilities	5,875,677		325,594		342,899,127
Net assets applicable to common shares	$263,985,080		$57,184,140		$745,528,506
Common shares outstanding	25,283,751		3,287,900		47,708,456
Net asset value (“NAV”) per common share outstanding	$10.44		$17.39		$15.63
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$252,838		$32,879		$477,085
Paid-in surplus	238,030,321		46,967,862		640,220,822
Undistributed (Over-distribution of) net investment income	1,255,258		661,209		6,168,877
Accumulated net realized gain (loss)	(3,283,698)		344,547		(5,446,419)
Net unrealized appreciation (depreciation)	27,730,361		9,177,643		104,108,141
Net assets applicable to common shares	$263,985,080		$57,184,140		$745,528,506
Authorized shares:
Common	250,000,000		Unlimited		Unlimited
Preferred	N/A		N/A		Unlimited
N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

86	Nuveen Investments

	California Dividend		California Dividend		California Dividend
	Advantage		Advantage 2		Advantage 3
	(NAC	)	(NVX	)	(NZH	)
Assets
Long-term investments, at value (cost $2,176,006,382, $276,132,760 and $436,896,906, respectively)	$2,418,008,699		$299,028,137		$479,174,993
Short-term investments, at value (cost $25,705,000, $21,645,000 and $19,490,000, respectively)	26,133,697		21,679,052		19,582,943
Cash	—		857,446		1,860,599
Receivable for:
Interest	33,105,872		4,195,375		7,153,987
Investments sold	20,000,692		2,441,644		1,765,000
Deferred offering costs	4,129,896		335,659		290,670
Other assets	764,813		117,379		177,999
Total assets	2,502,143,669		328,654,692		510,006,191
Liabilities
Cash overdraft	12,697,450		—		—
Floating rate obligations	100,545,000		965,000		845,000
Payable for:
Common share dividends	8,140,400		1,017,674		1,577,587
Interest	—		—		—
Offering costs	514,443		—		52,167
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	—		—		—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	699,600,000		98,000,000		160,000,000
Accrued expenses:
Management fees	1,231,446		171,624		269,667
Directors/Trustees fees	274,237		37,499		58,569
Reorganization	1,935,000		—		—
Other	567,684		87,782		92,861
Total liabilities	825,505,660		100,279,579		162,895,851
Net assets applicable to common shares	$1,676,638,009		$228,375,113		$347,110,340
Common shares outstanding	107,383,777		14,759,237		24,151,884
Net asset value (“NAV”) per common share outstanding	$15.61		$15.47		$14.37
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$1,073,838		$147,592		$241,519
Paid-in surplus	1,438,642,526		207,961,347		336,990,786
Undistributed (Over-distribution of) net investment income	16,029,968		1,415,922		964,669
Accumulated net realized gain (loss)	(21,539,337)		(4,079,177)		(33,457,664)
Net unrealized appreciation (depreciation)	242,431,014		22,929,429		42,371,030
Net assets applicable to common shares	$1,676,638,009		$228,375,113		$347,110,340
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	87

Statement of
Operations
Six Months Ended August 31, 2014 (Unaudited)

	California		California		California AMT-
	Value		Value 2		Free Income
	(NCA	)	(NCB	)	(NKX )
Investment Income	$6,639,354		$1,589,361		$24,517,763
Expenses
Management fees	683,631		177,216		3,062,603
Shareholder servicing agent fees and expenses	12,491		108		13,288
Interest expense and amortization of offering costs	11,947		—		501,017
Liquidity fees	—		—		1,297,070
Remarketing fees	—		—		149,040
Custodian fees and expenses	23,832		7,782		82,009
Directors/Trustees fees and expenses	3,584		778		13,940
Professional fees	16,258		12,197		38,280
Shareholder reporting expenses	13,394		4,270		55,875
Stock exchange listing fees	4,474		150		1,913
Investor relations expenses	16,176		3,585		56,089
Shelf offering expenses	149,228		—		186,263
Other expenses	8,638		5,525		64,651
Total expenses before expense reimbursement	943,653		211,611		5,522,038
Expense reimbursement	(74,614)		—		(93,132)
Net expenses	869,039		211,611		5,428,906
Net investment income (loss)	5,770,315		1,377,750		19,088,857
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	239,999		550,262		(681,700)
Change in net unrealized appreciation (depreciation) of investments	10,252,664		1,302,206		50,483,486
Net realized and unrealized gain (loss)	10,492,663		1,852,468		49,801,786
Net increase (decrease) in net assets applicable to common shares from operations	$16,262,978		$3,230,218		$68,890,643

See accompanying notes to financial statements.

88	Nuveen Investments

	California Dividend		California Dividend		California Dividend
	Advantage		Advantage 2		Advantage 3
	(NAC	)	(NVX	)	(NZH	)
Investment Income	$37,076,370		$7,569,840		$12,780,290
Expenses
Management fees	4,243,018		1,010,951		1,579,709
Shareholder servicing agent fees and expenses	18,289		690		1,174
Interest expense and amortization of offering costs	633,886		78,945		123,207
Liquidity fees	1,691,730		459,139		749,616
Remarketing fees	201,073		50,088		81,777
Custodian fees and expenses	123,981		27,730		38,318
Directors/Trustees fees and expenses	19,802		4,585		7,064
Professional fees	74,767		31,261		42,162
Shareholder reporting expenses	98,971		10,520		10,186
Stock exchange listing fees	2,046		—		—
Investor relations expenses	74,463		17,941		27,194
Shelf offering expenses	681,626		—		—
Other expenses	57,519		23,489		26,940
Total expenses before expense reimbursement	7,921,171		1,715,339		2,687,347
Expense reimbursement	(256,119)		—		—
Net expenses	7,665,052		1,715,339		2,687,347
Net investment income (loss)	29,411,318		5,854,501		10,092,943
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	539,725		(11,918)		1,079,053
Change in net unrealized appreciation (depreciation) of investments	47,069,797		9,829,913		19,698,939
Net realized and unrealized gain (loss)	50,045,548		9,817,995		20,777,992
Net increase (decrease) in net assets applicable to common shares from operations	$77,020,840		$15,672,496		$30,870,935

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of
Changes in Net Assets
(Unaudited)

	California Value (NCA)		California Value 2 (NCB)		California AMT-Free Income (NKX)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/14	2/28/14	8/31/14	2/28/14	8/31/14	2/28/14
Operations
Net investment income (loss)	$5,770,315	$11,876,534	$1,377,750	$2,730,748	$19,088,857	$35,364,037
Net realized gain (loss) from:
Investments	239,999	(1,431,597)	550,262	(52,738)	(681,700)	(4,250,722)
Swaps	—	—	—	(59,500)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	10,252,664	(9,078,446)	1,302,206	(2,615,620)	50,483,486	(39,857,654)
Swaps	—	—	—	32,496	—	—
Net increase (decrease) in net assets applicable to common shares from operations	16,262,978	1,366,491	3,230,218	35,386	68,890,643	(8,744,339)
Distributions to Common Shareholders
From net investment income	(5,916,398)	(11,863,137)	(1,282,281)	(2,568,508)	(17,984,909)	(35,265,923)
From accumulated net realized gains	—	—	—	—	—	(539,785)
Decrease in net assets applicable to common shares from distributions to common shareholders	(5,916,398)	(11,863,137)	(1,282,281)	(2,568,508)	(17,984,909)	(35,805,708)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	—	—	—	—	87,770,468	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	41,527	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	41,527	—	—	87,770,468	—
Net increase (decrease) in net assets applicable to common shares	10,346,580	(10,455,119)	1,947,937	(2,533,122)	138,676,202	(44,550,047)
Net assets applicable to common shares at the beginning of period	253,638,500	264,093,619	55,236,203	57,769,325	606,852,304	651,402,351
Net assets applicable to common shares at the end of period	$263,985,080	$253,638,500	$57,184,140	$55,236,203	$745,528,506	$606,852,304
Undistributed (Over-distribution of)net investment income at the end of period	$1,255,258	$1,401,341	$661,209	$565,740	$6,168,877	$5,064,929

See accompanying notes to financial statements.

90	Nuveen Investments

	California Dividend Advantage (NAC)		California Dividend Advantage 2 (NVX)		California Dividend Advantage 3 (NZH)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/14	2/28/14	8/31/14	2/28/14	8/31/14	2/28/14
Operations
Net investment income (loss)	$29,411,318	$19,726,181	$5,854,501	$11,822,336	$10,092,943	$17,956,430
Net realized gain (loss) from:
Investments	539,725	(519,724)	(11,918)	(2,252,230)	1,079,053	(8,622,695)
Swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	47,069,797	(27,032,828)	9,829,913	(18,376,532)	19,698,939	(19,112,933)
Swaps	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	77,020,840	(7,826,371)	15,672,496	(8,806,426)	30,870,935	(9,779,198)
Distributions to Common Shareholders
From net investment income	(17,749,202)	(20,926,579)	(6,420,268)	(13,327,592)	(9,709,057)	(19,435,021)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,749,202)	(20,926,579)	(6,420,268)	(13,327,592)	(9,709,057)	(19,435,021)
Capital Share Transactions
Common shares:
Issued in the Reorganizations	1,271,903,837	—	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	119,833	—	20,251	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	1,271,903,837	119,833	—	20,251	—	—
Net increase (decrease) in net assets applicable to common shares	1,331,175,475	(28,633,117)	9,252,228	(22,113,767)	21,161,878	(29,214,219)
Net assets applicable to common shares at the beginning of period	345,462,534	374,095,651	219,122,885	241,236,652	325,948,462	355,162,681
Net assets applicable to common shares at the end of period	$1,676,638,009	$345,462,534	$228,375,113	$219,122,885	$347,110,340	$325,948,462
Undistributed (Over-distribution of)net investment income at the end of period	$16,029,968	$4,367,852	$1,415,922	$1,981,689	$964,669	$580,783

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of
Cash Flows
Six Months Ended August 31, 2014 (Unaudited)

	California AMT-	California Dividend	California Dividend	California Dividend
	Free Income	Advantage	Advantage 2	Advantage 3
	(NKX)	(NAC)	(NVX)	(NZH)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$68,890,643	$77,020,840	$15,672,496	$30,870,935
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(86,554,127)	(110,645,568)	(30,047,149)	(30,783,642)
Proceeds from sales and maturities of investments	88,833,087	62,808,408	29,340,620	27,296,311
Proceeds from (Purchases of) short-term investments, net	(8,823,952)	(26,133,697)	(1,679,052)	(4,582,943)
Amortization (Accretion) of premiums and discounts, net	(806,305)	(1,448,580)	(174,466)	174,073
Assets (Liabilities) acquired in the Reorganizations, net	(31,640,839)	(484,171,669)	—	—
(Increase) Decrease in:
Receivable for interest	(1,837,327)	(25,674,621)	40,575	117,459
Receivable for investments sold	1,415,935	(17,105,692)	(731,644)	940,554
Other assets	4,488	(597,621)	(1,975)	6,047
Increase (Decrease) in:
Payable for interest	57,547	—	—	—
Accrued management fees	132,030	976,537	20,853	35,266
Accrued Directors/Trustees fees	(1,340)	208,467	(2,410)	(3,860)
Accrued reorganization expenses	575,126	1,235,050	—	—
Accrued other expenses	81,308	470,312	(5,246)	(13,760)
Net realized (gain) loss from investments	681,700	(539,725)	11,918	(1,079,053)
Change in net unrealized (appreciation) depreciation of investments	(50,483,486)	(47,069,797)	(9,829,913)	(19,698,939)
Taxes paid on undistributed capital gains	(57)	—	—	(240)
Net cash provided by (used in) operating activities	(19,475,569)	(570,667,356)	2,614,607	3,278,208
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	40,701	(3,281,015)	3,171	5,049
Increase (Decrease) in:
Cash overdraft	1,802,334	12,697,450	—	—
Payable for offering costs	(25,833)	514,443	—	(74,410)
Accrued shelf offering costs	—	(46,750)	—	—
MTP Shares, at liquidation value	35,250,000	—	—	—
VRDP Shares, at liquidation value	—	563,400,000	—	—
Cash distributions paid to common shareholders	(17,591,633)	(11,307,014)	(6,492,963)	(9,706,038)
Net cash provided by (used in) financing activities	19,475,569	561,977,114	(6,489,792)	(9,775,399)
Net Increase (Decrease) in Cash	—	(8,690,242)	(3,875,185)	(6,497,191)
Cash at the beginning of period	—	8,690,242	4,732,631	8,357,790
Cash at the end of period	$—	$—	$857,446	$1,860,599

Supplemental Disclosures of Cash Flow Information
	California AMT-	California Dividend	California Dividend	California Dividend
	Free Income	Advantage	Advantage 2	Advantage 3
	(NKX)	(NAC)	(NVX)	(NZH)
Cash paid for interest (excluding amortization of offering costs)	$362,897	$590,805	$83,679	$118,158

See accompanying notes to financial statements.

92	Nuveen Investments

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Nuveen Investments	93

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Offering Costs	Ending Common Share NAV	Ending Market Value
California Value (NCA)
Year Ended 2/28–2/29:
2015(f)	$10.03	$.23	$.41	$.64	$(.23)	$—	$(.23)	$—	$10.44	$10.18
2014	10.45	.47	(.42)	.05	(.47)	—	(.47)	—	10.03	9.57
2013	10.08	.47	.37	.84	(.47)	—	(.47)	—	10.45	10.45
2012	9.07	.48	.99	1.47	(.46)	—	(.46)	—	10.08	10.13
2011	9.53	.47	(.47)	—	(.46)	—	(.46)	—	9.07	8.36
2010	8.87	.47	.65	1.12	(.46)	—	(.46)	—	9.53	9.00

California Value 2 (NCB)
Year Ended 2/28–2/29:
2015(f)	16.80	.42	.56	.98	(.39)	—	(.39)	—	17.39	16.59
2014	17.57	.83	(.82)	.01	(.78)	—	(.78)	—	16.80	15.53
2013	16.66	.83	.89	1.72	(.80)	(.01)	(.81)	—	17.57	16.86
2012	14.88	.84	1.76	2.60	(.80)	(.02)	(.82)	—	16.66	16.33
2011	15.71	.84	(.84)	—	(.82)	(.01)	(.83)	—	14.88	13.65
2010(b)	14.33	.65	1.40	2.05	(.62)	(.02)	(.64)	(.03)	15.71	14.61

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

94	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares
Based on Common Share NAV (a)	Based on Market Value (a)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(c)	Net Investment Income (Loss)		Portfolio Turnover Rate	(e)

6.48%	8.90%	$263,985.72		%*(d)	4.37	%*(d)	8%
.62	(3.80)	253,639.62			4.73		20
8.48	7.99	264,094.64			4.55		16
16.58	27.44	254,563.65			4.98		8
(.13)	(2.32)	228,948.65			4.92		14
12.85	12.83	240,598.68			5.03		6

5.89	9.43	57,184.75		*	4.87	*	4
.22	(3.08)	55,236.76			5.00		12
10.54	8.39	57,769.74			4.81		7
17.97	26.50	54,772.77			5.41		4
(.17)	(1.25)	48,936.72			5.35		5
14.34	1.80	51,661.77		*	5.13	*	10

(b)	For the period April 28, 2009 (commencement of operations) through February 28, 2010.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, as follows:

California Value (NCA)
Year Ended 2/28–2/29:
2015(f)	.01	%*
2014	.01
2013	.01
2012	.01
2011	.01
2010	.01

California Value 2 (NCB)
Year Ended 2/28–2/29:
2015(f)	—	%*
2014	—
2013	—
2012	—
2011	—
2010(b)	—

(d)
The expenses and net investment income (loss) ratios to average net assets applicable to common shares do not reflect the voluntary expense reimbursement from Adviser as described in Note 1 – General Information and Significant Accounting Policies, Common Shares Equity Shelf Program and Offering Costs. The expenses and net investment income (loss) ratios to average net assets applicable to common shares including this expense reimbursement from Adviser are as follows:

California Value (NCA)	Expenses		Net Investment Income (Loss)
Year Ended 2/28-2/29:2015(f)	.70	%*	4.40	%*

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended August 31, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	95

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Ending Common Share NAV	Ending Market Value
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2015(h)	$14.50	$.43	$1.12	$—	$—		$1.55	$(.42)	$—	$(.42)	$15.63	$13.89
2014	15.57	.84	(1.06)	—	—		(.22)	(.84)	(.01)	(.85)	14.50	13.25
2013	14.73	.77	.97	—	—		1.74	(.88)	(.02)	(.90)	15.57	15.12
2012	12.82	.83	1.91	—	—		2.74	(.83)	—	(.83)	14.73	15.06
2011	14.03	.81	(1.22)	—	—		(.41)	(.80)	—	(.80)	12.82	11.78
2010	12.85	.85	1.09	—	—		1.94	(.76)	—	(.76)	14.03	12.87

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2015(h)	14.68	.41	.97	—	—		1.38	(.45)	—	(.45)	15.61	14.26
2014	15.90	.84	(1.17)	—	—		(.33)	(.89)	—	(.89)	14.68	14.07
2013	14.87	.84	1.11	—	—		1.95	(.92)	—	(.92)	15.90	15.81
2012	12.68	.94	2.17	(.01)	—		3.10	(.91)	—	(.91)	14.87	15.14
2011	13.88	.98	(1.27)	(.02)	—		(.31)	(.89)	—	(.89)	12.68	12.20
2010	12.10	1.01	1.63	(.03)	(.02)		2.59	(.81)	—	(.81)	13.88	12.60

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares and/or VRDP Shares, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of July 31, 2009, the Adviser is no longer reimbursing California Dividend Advantage (NAC) for any fees or expenses.

96	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(g)

10.82%	8.08%	$745,529	1.64	%**(f)	5.65	%**(f)	N/A		N/A	9%
(1.10)	(6.39)	606,852	1.64		5.93		N/A		N/A	32
12.08	6.53	651,402	1.64		5.48		N/A		N/A	20
21.95	36.10	86,731	1.90		6.03		N/A		N/A	7
(3.18)	(2.71)	75,493	2.06		5.74		1.97%		5.83%	8
15.49	16.39	82,579	1.68		6.11		1.47		6.32	—	*

9.52	4.62	1,676,638	1.68	**(f)	6.19	**(f)	N/A		N/A	5
(1.81)	(4.95)	345,463	1.86		5.79		N/A		N/A	25
13.39	10.80	374,096	1.60		5.44		N/A		N/A	12
25.30	32.82	349,203	1.50		6.84		N/A		N/A	13
(2.57)	3.54	297,629	1.18		7.18		N/A		N/A	20
21.97	24.62	325,791	1.21		7.63		1.18		7.66	4

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2015(h)	.58	%**
2014	.62
2013	.59
2012	.67
2011	.92
2010	.57

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2015(h)	.54	%**
2014	.61
2013	.61
2012	.46
2011	.06
2010	.08

(f)
The expenses and net investment income (loss) ratios to average net assets applicable to common shares do not reflect the voluntary expense reimbursement from Adviser as described in Note 1 – General Information and Significant Accounting Policies, Common Shares Equity Shelf Program and Offering Costs. The expenses and net investment income (loss) ratios to average net assets applicable to common shares including this expense reimbursement from Adviser are as follows:

California AMT-Free			Net Investment
Income (NKX)	Expenses		Income (Loss	)
Year Ended 2/28-2/29:
2015(h)	1.63	%**	5.66	%**

California Dividend
Advantage (NAC)
Year Ended 2/28-2/29:
2015(h)	1.65	%**	6.22	%**

(g)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(h)	For the six months ended August 31, 2014.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Calculates to less than 1%.
**	Annualized.
See accompanying notes to financial statements.

Nuveen Investments	97

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Share- holders	From Accumu- lated Net Realized Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2015(g)	$14.85	$.40	$.66	$—	$—		$1.06	$(.44)	$—	$(.44)	$—		$15.47	$13.93
2014	16.35	.80	(1.40)	—	—		(.60)	(.90)	—	(.90)	—		14.85	13.75
2013	15.49	.85	.96	—	—		1.81	(.95)	—	(.95)	—		16.35	16.30
2012	13.47	.90	2.08	— *	—		2.98	(.96)	—	(.96)	—		15.49	15.58
2011	14.49	1.03	(1.07)	(.02)	—		(.06)	(.96)	—	(.96)	—		13.47	12.83
2010	12.91	1.07	1.43	(.04)	—		2.46	(.88)	—	(.88)	—	*	14.49	13.56

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2015(g)	13.50	.42	.85	—	—		1.27	(.40)	—	(.40)	—		14.37	12.80
2014	14.71	.74	(1.15)	—	—		(.41)	(.80)	—	(.80)	—		13.50	12.24
2013	13.91	.75	.90	—	—		1.65	(.85)	—	(.85)	—		14.71	14.25
2012	12.13	.82	1.86	— *	—		2.68	(.90)	—	(.90)	—		13.91	14.35
2011	13.18	.88	(1.02)	(.01)	—		(.15)	(.90)	—	(.90)	—		12.13	11.67
2010	11.53	.98	1.53	(.03)	—		2.48	(.83)	—	(.83)	—		13.18	12.67

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

98	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share NAV (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

7.19%	4.51%	$228,375	1.52	%**	5.20	%**	N/A		N/A	10%
(3.42)%	(9.86)%	219,123	2.24		5.43		N/A		N/A	39
11.94	11.03	241,237	2.19		5.29		N/A		N/A	23
22.90	30.01	228,474	2.30		6.29		2.30%		6.30%	12
(.64)	1.37	198,675	1.36		7.10		1.28		7.19	13
19.52	38.29	213,687	1.20		7.58		1.04		7.74	4

9.54	7.94	347,110	1.59	**	5.96	**	N/A		N/A	6
(2.50)	(8.23)	325,948	2.42		5.57		N/A		N/A	41
12.15	5.41	355,163	2.53		5.22		N/A		N/A	20
22.89	31.93	335,830	2.56		6.28		2.52		6.33	18
(1.40)	(1.21)	292,563	2.07		6.61		1.94		6.74	16
22.17	32.93	317,860	1.36		7.68		1.16		7.88	6
(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2011 and September 30, 2011, the Adviser is no longer reimbursing California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2015(g)	.52	%**
2014	1.18
2013	1.15
2012	1.25
2011	.26
2010	.04

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2015(g)	.56	%**
2014	1.37
2013	1.47
2012	1.49
2011	.94
2010	.19

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended August 31, 2014.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	99

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VRDP Shares at the End of Period		MTP and VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
California AMT-Free Income (NKX)
Year Ended 2/28-2/29:
2015(b)	$—	$—	$35,250	$32.81	$291,600	$328,095	$3.28
2014	—	—	—	—	291,600	308,111	—
2013	—	—	—	—	291,600	323,389	—
2012	—	—	—	—	35,500	344,312	—
2011	—	—	—	—	35,500	312,655	—
2010	—	—	—	—	35,500	332,616	—

California Dividend Advantage (NAC)
Year Ended 2/28-2/29:
2015(b)	—	—	—	—	699,600	339,657	—
2014	—	—	—	—	136,200	353,644	—
2013	—	—	—	—	136,200	374,666	—
2012	—	—	—	—	136,200	356,390	—
2011	135,525	79,903	—	—	—	—	—
2010	135,525	85,098	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2015	(b)
California AMT-Free Income (NKX)
Series 2015 (NKX PRC)
Ending Market Value per Share	$10.02
Average Market Value per Share	10.04	Ω

(b)	For the six month ended August 31, 2014.
Ω	For the period June 9, 2014 (effective date of the Reorganizations) through August 31, 2014.

See accompanying notes to financial statements.

100	Nuveen Investments

	ARPS at the End of Period		VRDP Shares at the End of Period		MTP Shares at the End of Period (a)		ARPS and/or MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Asset Coverage Per $1 Liquidation Preference
California Dividend Advantage 2 (NVX)
Year Ended 2/28-2/29:
2015(c)	$—	$—	$98,000	$333,036	$—	$—	$—
2014	—	—	98,000	323,595	—	—	—
2013	—	—	—	—	97,846	34.65	—
2012	—	—	—	—	97,846	33.35	—
2011	39,950	77,310	—	—	55,000	30.92	3.09
2010	93,775	81,968	—	—	—	—	—

California Dividend Advantage 3 (NZH)
Year Ended 2/28-2/29:
2015(c)	—	—	160,000	316,944	—	—	—
2014	—	—	160,000	303,718	—	—	—
2013	—	—	—	—	159,545	32.26	—
2012	—	—	—	—	159,545	31.05	—
2011	69,500	71,960	—	—	86,250	28.78	2.88
2010	69,500	76,021	—	—	86,250	30.41	3.04

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013	2012		2011(b	)	2010(b	)
California Dividend Advantage 2 (NVX)
Series 2014 (NVX PRA)
Ending Market Value per Share	$—		$10.05	$10.11		$—		$—
Average Market Value per Share	10.03	∆	10.07	10.09	Ω	—		—
Series 2015 (NVX PRC)
Ending Market Value per Share	—		10.05	10.01		9.82		—
Average Market Value per Share	10.02	∆	10.04	9.89		9.72	^^	—

California Dividend Advantage 3 (NZH)
Series 2014 (NZH PRA)
Ending Market Value per Share	—		10.05	10.17		—		—
Average Market Value per Share	10.04	∆∆	10.09	10.11	ΩΩ	—		—
Series 2014-1 (NZH PRB)
Ending Market Value per Share	—		10.05	10.15		—		—
Average Market Value per Share	10.03	∆∆	10.08	10.12	ΩΩΩ	—		—
Series 2015 (NZH PRC)
Ending Market Value per Share	—		10.14	10.18		10.06		10.11
Average Market Value per Share	10.07	∆∆	10.13	10.11		10.14		10.09	^

(b)	California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) did not issue MTP Shares prior to the fiscal year ended February 28, 2011 and February 28, 2010, respectively.
(c)	For the six months ended August 31, 2014.
^	For the period December 21, 2009 (first issuance date of shares) through February 28, 2010.
^^	For the period October 22, 2010 (first issuance date of shares) through February 28, 2011.
Ω	For the period March 29, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩ	For the period April 11, 2011 (first issuance date of shares) through February 29, 2012.
ΩΩΩ	For the period June 6, 2011 (first issuance date of shares) through February 29, 2012.
∆	For the period March 1, 2013 through September 9, 2013.
∆∆	For the period March 1, 2013 through October 7, 2013.

See accompanying notes to financial statements.

Nuveen Investments	101

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen California Municipal Value Fund, Inc. (NCA) (“California Value (NCA)”)
• Nuveen California Municipal Value Fund 2 (NCB) (“California Value 2 (NCB)”)
• Nuveen California AMT-Free Municipal Income Fund (NKX) (“California AMT-Free Income (NKX)”)
• Nuveen California Dividend Advantage Municipal Fund (NAC) (“California Dividend Advantage (NAC)”)
• Nuveen California Dividend Advantage Municipal Fund 2 (NVX) (“California Dividend Advantage 2 (NVX)”)
• Nuveen California Dividend Advantage Municipal Fund 3 (NZH) (“California Dividend Advantage 3 (NZH)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Common shares of California Value (NCA), California AMT-Free Income (NKX) and California Dividend Advantage (NAC) are traded on the NYSE while common shares of California Value 2 (NCB), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) are traded on the NYSE MKT. California Value (NCA) was incorporated under the state laws of Minnesota on July 15, 1987. California Value 2 (NCB), California AMT-Free Income (NKX), California Dividend Advantage (NAC), California Dividend Advantage 2 (NVX) and California Dividend Advantage 3 (NZH) were organized as Massachusetts business trusts on January 26, 2009, July 29, 2002, December 1, 1998, June 1, 1999 and April 6, 2001, respectively.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Purchase and Sale Agreement
On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser. The transaction has not resulted in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Because the consummation of the acquisition resulted in the “assignment” (as defined in the Investment Company Act of 1940) and automatic termination of the Funds’ investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with each Fund’s sub-adviser. These new agreements were approved by shareholders of each of the Funds, and went into effect on October 1, 2014. The terms of the new agreements, including the fees payable to each Fund’s Adviser and Sub-Adviser, are substantially identical to those of the investment management agreements and investment sub-advisory agreements in place immediately prior to the closing.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

102	Nuveen Investments

Fund Reorganizations
Effective prior to the opening of business on June 9, 2014, certain California Funds were reorganized into the two, larger-state Funds included in this report (each a “Reorganization and collectively, the “Reorganizations”) as follows:

Target Funds	Acquiring Fund
Nuveen California Performance Plus Municipal Fund, Inc. (NCP)	California Dividend Advantage (NAC)
(“California Performance Plus (NCP)”)
Nuveen California Municipal Market Opportunity Fund, Inc. (NCO)
(“California Opportunity (NCO)”)
Nuveen California Investment Quality Municipal Fund, Inc. (NQC)
“California Investment Quality (NQC)”)
Nuveen California Select Quality Municipal Fund, Inc. (NVC)
(“California Select Quality (NVC)”)
Nuveen California Quality Income Municipal Fund, Inc. (NUC)
(“California Quality Income (NUC)”)
Nuveen California Premium Income Municipal Fund (NCU)	California AMT-Free Income (NKX)
(“California Premium Income (NCU)”)

The Reorganizations were approved by the shareholders of the Target Funds at a special meeting on May 2, 2014.

Upon the closing of a reorganization, the Target Funds transfer their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of the Target Funds. The Target Funds are then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds become shareholders of the Acquiring Funds. Holders of common shares of the Target Funds receive newly issued common shares of the Acquiring Funds, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the common shares of the Target Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Funds shares to which shareholders would be entitled). Fractional shares are sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Target Funds receive on a one-for-one basis newly issued preferred shares of the Acquiring Funds, in exchange for preferred shares of the Target Funds held immediately prior to the reorganizations. Details of the California Funds’ Reorganizations are further described in Note 8 – Fund Reorganizations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of August 31, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Outstanding when-issued/delayed delivery purchase commitments	$—		$—		$—		$—		$—		$—

Investment Income
Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Nuveen Investments	103

Notes to Financial Statements (Unaudited) (continued)

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund, except California Value (NCA) and California Value 2 (NCB), is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares
During the current fiscal period, California AMT-Free Income (NKX) had issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated par value per share. The Fund’s MTP Shares were issued in one Series and trade on the NYSE.

As of August 31, 2014, the details of California AMT-Free Income’s (NKX) MTP Shares outstanding were as follows:

Fund	Series		NYSE Ticker	Shares Outstanding	Shares Outstanding at $10 Per Share Liquidation Value	Annual Dividend Rate
California AMT-Free Income (NKX)	2015	*	NKX PRC	3,525,000	$35,250,000	2.00%

*	MTP Shares issued in connection with the Reorganization.

The Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares. The Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s series of MTP Shares are as follows:

Fund	Series		NYSE Ticker	Term Redemption Date	Optional Redemption Date	Premium Expiration Date
California AMT-Free Income (NKX)	2015	*	NKX PRC	October 1, 2015	October 1, 2011	September 30, 2012

*	MTP Shares issued in connection with the Reorganization.

The average liquidation value of MTP Shares outstanding for the Fund during the six months ended August 31, 2014, was as follows:

	California
	AMT-Free
	Income
	(NKX	)**
Average liquidation value of MTP Shares outstanding	$35,250,000

**	MTP Shares issued in connection with its Reorganization for the period June 9, 2014 through August 31, 2014.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

104	Nuveen Investments

As of August 31, 2014, details of the Funds’ VRDP Shares outstanding are as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
	Series	Outstanding	Liquidation Value	Maturity
California AMT-Free Income (NKX)
	2	355	$35,500,000	June 1, 2040
	3	427	42,700,000	March 1, 2040
	4	1,090	109,000,000	December 1, 2040
	5	1,044	104,400,000	June 1, 2041

California Dividend Advantage (NAC)
	1	1,362	$136,200,000	June 1, 2041
	2*	910	91,000,000	December 1, 2040
	3*	498	49,800,000	March 1, 2040
	4*	1,056	105,600,000	December 1, 2042
	5*	1,589	158,900,000	August 1, 2040
	6*	1,581	158,100,000	August 1, 2040

California Dividend Advantage 2 (NVX)
	1	980	$98,000,000	August 3, 2043

California Dividend Advantage 3 (NZH)
	1	1,600	$160,000,000	September 1, 2043

* VRPP Shares issued in connection with the Reorganization.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the six months ended August 31, 2014, were as follows:

	California		California		California		California
	AMT-Free		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NKX	)	(NAC	)*	(NVX	)	(NZH	)
Average liquidation value of VRDP Shares outstanding	$291,600,000		$393,404,348		$98,000,000		$160,000,000
Annualized dividend rate	0.16%		0.16%		0.16%		0.14%

* Includes VRDP Shares issued in connection with its Reorganization.

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

Nuveen Investments	105

Notes to Financial Statements (Unaudited) (continued)

Common Shares Equity Shelf Programs and Offering Costs
The following Funds have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue additional common shares through an equity shelf program (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Under these Shelf Offerings, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share.

	California Value (NCA)		California AMT-Free Income (NKX)		California Dividend Advantage (NAC)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	8/31/14	2/28/14	8/31/14	2/28/14	8/31/14	2/28/14
Authorized common shares	2,500,000	2,500,000	4,100,000	4,100,000	2,300,000	2,300,000
Common shares issued	—	—	—	—	—	—
Offering proceeds, net of offering costs	$—	$—	$—	$—	$—	$—

As June 30, 2014, California Value’s (NCA), California AMT-Free Income’s (NKX) and California Dividend Advantage’s (NAC) shelf offering registration statements are no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is filed and declared effective by the SEC. On October 3, 2014 (subsequent to the close of this reporting period), a new registration statement for California Value (NCA) became effective and therefore, the Fund may issue additional common shares under its equity shelf program.

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These deferred assets are reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Shelf offering expenses” on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets, when applicable.

Since the shelf offering program became effective, California Value (NCA), California AMT-Free Income (NKX) and California Dividend Advantage (NAC) have not issued additional common shares. As a result, during the six months ended August 31, 2014, the Adviser reimbursed the Funds for half of the costs incurred in connection with the Shelf Offering, which is recognized as “Expense reimbursement” on the Statement of Operations.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

As of August 31, 2014, the Funds were not invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or

106	Nuveen Investments

collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board or its designee.

Fair Value Measurements
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

California Value (NCA)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$261,400,186	$—		$261,400,186
Short-Term Investments:
Municipal Bonds	—	—	1,132,977	**	1,132,977
Total	$—	$261,400,186	$1,132,977		$262,533,163
California Value 2 (NCB)
Long-Term Investments*:
Municipal Bonds	$—	$56,321,060	$—		$56,321,060
Short-Term Investments:
Municipal Bonds	—	—	551,178	**	551,178
Total	$—	$56,321,060	$551,178		$56,872,238
California AMT-Free Income (NKX)
Long-Term Investments*:
Municipal Bonds	$—	$1,051,783,124	$3,525,950	**	$1,055,309,074
Short-Term Investments:
Municipal Bonds	—	—	8,823,952	**	8,823,952
Total	$—	$1,051,783,124	$12,349,902		$1,064,133,026

Nuveen Investments	107

Notes to Financial Statements (Unaudited) (continued)

California Dividend Advantage (NAC)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$2,387,133,599	$30,875,100	**	$2,418,008,699
Short-Term Investments:
Municipal Bonds	—	4,995,000	21,138,697	**	26,133,697
Total	$—	$2,392,128,599	$52,013,797		$2,444,142,396
California Dividend Advantage 2 (NVX)
Long-Term Investments*:
Municipal Bonds	$—	$293,940,487	$5,087,650	**	$299,028,137
Short-Term Investments:
Municipal Bonds	—	20,000,000	1,679,052	**	21,679,052
Total	$—	$313,940,487	$6,766,702		$320,707,189
California Dividend Advantage 3 (NZH)
Long-Term Investments*:
Municipal Bonds	$—	$476,914,893	$2,260,100	**	$479,174,993
Short-Term Investments:
Municipal Bonds	—	15,000,000	4,582,943	**	19,582,943
Total	$—	$491,914,893	$6,843,043		$498,757,936

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Funds’ Portfolio of Investments for breakdown of these securities classified as Level 3.

The following is a reconciliation of the following Funds’ Level 3 investments held at the beginning and end of the measurement period:

	California		California		California		California
	AMT-Free		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	Level 3		Level 3		Level 3		Level 3
	Municipal		Municipal		Municipal		Municipal
	Bonds		Bonds		Bonds		Bonds
	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Balance at the beginning of period	$—		$—		$—		$—
Gain (losses):
Net realized gains (losses)	—		—		—		—
Change in net unrealized appreciation (depreciation)	178,952		4,875,097		34,052		92,943
Purchases at cost	8,645,000		25,963,600		1,645,000		4,490,000
Sales at proceeds	—		—		—		—
Net discounts (premiums)	—		—		—		—
Transfers in to	3,525,950		21,175,100		5,087,650		2,260,100
Transfers out of	—		—		—		—
Balance at the end of period	$12,349,902		$52,013,797		$6,766,702		$6,843,043
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of August 31, 2014	$237,311		$878,449		$(103,605)		$32,785

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of August 31, 2014, were as follows:

	Market Value	Techniques	Unobservable Inputs	Range
California AMT-Free Income (NKX)
Long-Term Municipal Bonds	$3,525,950	Expected Recovery	Recovery Rates	$93.92-$100.00
Short-Term Municipal Bonds	8,823,952	Discounted Cash Flow	Municipal BBB Benchmark	1% - 4%
			B - Rated Hospital Sector
Total	$12,349,902
California Dividend Advantage (NAC)
Long-Term Municipal Bonds	$30,875,100	Expected Recovery	Recovery Rates	$93.92-$100.00
Short-Term Municipal Bonds	21,138,697	Discounted Cash Flow	Municipal BBB Benchmark	1% - 4%
			B - Rated Hospital Sector
Total	$52,013,797

108	Nuveen Investments

	Market Value	Techniques	Unobservable Inputs	Range
California Dividend Advantage 2 (NVX)
Long-Term Municipal Bonds	$5,087,650	Expected Recovery	Recovery Rates	$93.92-$100.00
Short-Term Municipal Bonds	1,679,052	Discounted Cash Flow	Municipal BBB Benchmark	1% - 4%
			B - Rated Hospital Sector
Total	$6,766,702
California Dividend Advantage 3 (NZH)
Long-Term Municipal Bonds	$2,260,100	Expected Recovery	Recovery Rates	$93.92-$100.00
Short-Term Municipal Bonds	4,582,943	Discounted Cash Flow	Municipal BBB Benchmark	1% - 4%
			B - Rated Hospital Sector
Total	$6,843,043

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1			Level 2		Level 3
	Transfers In	(Transfers Out	)	Transfers In	(Transfers Out )	Transfers In	(Transfers Out	)
California Dividend Advantage (NAC)
Municipal Bonds	$—	$—		$—	$(21,175,100)	$21,175,100	$—
California Dividend Advantage 2 (NVX)
Municipal Bonds	$—	$—		$—	$(5,087,650)	$5,087,650	$—

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

 The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that

Nuveen Investments	109

Notes to Financial Statements (Unaudited) (continued)

represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the Funds during the six months ended August 31, 2014, were as follows:

	California Value (NCA	)	California Value 2 (NCB	)	California AMT-Free Income (NKX	)	California Dividend Advantage (NAC	)	California Dividend Advantage 2 (NVX	)	California Dividend Advantage 3 (NZH	)
Average floating rate obligations outstanding	$4,490,000		$—		$6,755,000		$100,545,000		$965,000		$845,000
Average annual interest rate and fees	0.53%		—%		0.57%		0.55%		0.63%		0.63%

As of August 31, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	California Value (NCA	)	California Value 2 (NCB	)	California AMT-Free Income (NKX	)	California Dividend Advantage (NAC	)	California Dividend Advantage 2 (NVX	)	California Dividend Advantage 3 (NZH	)
Floating rate obligations: self-deposited inverse floaters	$4,490,000		$—		$6,755,000		$100,545,000		$965,000		$845,000
Floating rate obligations: externally-deposited inverse floaters	—		5,990,000		65,148,500		157,140,500		9,075,000		53,741,500
Total	$4,490,000		$5,990,000		$71,903,500		$257,685,500		$10,040,000		$54,586,500

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of August 31, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Maximum exposure to Recourse Trusts	$—		$—		$33,260,000		$55,200,000		$3,480,000		$48,960,000

110	Nuveen Investments

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

 Although the Funds are authorized to invest in derivative instruments and may do so in future, they did not make any such investments during the six months ended August 31, 2014.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
The Funds did not repurchase any of their outstanding common shares during six months ended August 31, 2014 and fiscal year ended February 28, 2014.

Transactions in common shares were as follows:

	California Value (NCA)		California Value 2 (NCB)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/14	2/28/14	8/31/14	2/28/14
Common shares:
Issued to shareholders due to reinvestment of distributions	—	3,970	—	—

	California AMT-Free		California Dividend
	Income (NKX)		Advantage (NAC)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/14	2/28/14	8/31/14	2/28/14
Common shares:
Issued in the Reorganizations(1)	5,864,695	—	83,854,904	—
Issued to shareholders due to reinvestment of distributions	—	—	—	7,517

	California Dividend		California Dividend
	Advantage 2 (NVX)		Advantage 3 (NZH)
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	8/31/14	2/28/14	8/31/14	2/28/14
Common shares:
Issued to shareholders due to reinvestment of distributions	—	1,236	—	—

(1)	Refer to Note 8 — Fund Reorganizations for further detail

Nuveen Investments	111

Notes to Financial Statements (Unaudited) (continued)

Preferred Shares
Transactions in preferred shares for the Funds during the six months ended August 31, 2014 and fiscal year ended February 28, 2014, where applicable, are noted in the following tables.

Transactions in MTP Shares for the Funds, where applicable, were as follows:
	Six Months Ended August 31, 2014
		NYSE
	Series	Ticker	Shares	Amount
California AMT-Free Income (NKX)
MTP Shares issued in connection with the reorganization	2015	NKX PRC	3,525,000	$35,250,000

	Year Ended February 28, 2014
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
California Dividend Advantage 2 (NVX)
MTP Shares redeemed:	2014	NVX PRA	(4,284,630)	$(42,846,300)
	2015	NVX PRC	(5,500,000)	(55,000,000)
Total			(9,784,630)	$(97,846,300)

	Year Ended February 28, 2014
		NYSE/
		NYSEMKT
	Series	Ticker	Shares	Amount
California Dividend Advantage 3 (NZH)
MTP Shares redeemed:	2014	NZH PRA	(2,700,000)	$(27,000,000)
	2014-1	NZH PRB	(8,625,000)	(86,250,000)
	2015	NZH PRC	(4,629,450)	(46,294,500)
Total			(15,954,450)	$(159,544,500)

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Six Months Ended August 31, 2014
	Series	Shares	Amount
California Dividend Advantage (NAC)
VRDP Shares issued in connection with the reorganizations:	2	910	$91,000,000
	3	498	49,800,000
	4	1,056	105,600,000
	5	1,589	158,900,000
	6	1,581	158,100,000
Total		5,634	$563,400,000

	Year Ended February 28, 2014
	Series	Shares	Amount
California Dividend Advantage 2 (NVX)
VRDP Shares issued	1	980	$98,000,000

California Dividend Advantage 3 (NZH)
VRDP Shares issued	1	1,600	$160,000,000

112	Nuveen Investments

5. Investment Transactions
Long-term purchases and sales (including maturities) during the six months ended August 31, 2014, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Purchases	$21,332,290		$2,065,968		$86,554,127		$110,645,568		$30,047,149		$30,783,642
Sales and maturities	27,398,178		2,143,040		88,833,087		62,808,408		29,340,620		27,296,311

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, and in the case of California AMT-Free Income (NKX) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of August 31, 2014, the cost and unrealized appreciation (depreciation) of investments in securities, as determined on a federal income tax basis, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Cost of investments	$230,380,353		$47,108,653		$952,234,410		$2,097,412,371		$296,930,293		$454,901,128
Gross unrealized:
Appreciation	$28,597,492		$9,771,014		$105,792,804		$259,812,042		$27,880,768		$49,052,482
Depreciation	(933,122)		(7,429)		(647,371)		(13,626,091)		(5,068,872)		(6,040,674)
Net unrealized appreciation (depreciation) of investments	$27,664,370		$9,763,585		$105,145,433		$246,185,951		$22,811,896		$43,011,808

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, nondeductible reorganization expenses and distribution reclasses, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2014, the Funds’ last tax year end, as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Paid-in-surplus	$—		$—		$(92,184)		$(723,892)		$(822,724)		$(1,059,035)
Undistributed (Over-distribution of) net investment income	(13,881)		(6,068)		17,679		698,168		797,773		1,014,758
Accumulated net realized gain (loss)	13,881		6,068		74,505		25,724		24,951		44,277

Nuveen Investments	113

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2014, the Funds’ last tax year end, were as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Undistributed net tax-exempt income1	$2,157,384		$241,474		$6,313,916		$5,477,063		$2,498,025		$1,642,067
Undistributed net ordinary income2	—		—		27,237		—		—		5,401
Undistributed net long-term capital gains	—		—		—		—		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2014, paid on March 3, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended February 28, 2014, was designated for purposes of the dividends paid deduction as follows:

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Distributions from net tax-exempt income	$11,832,802		$2,564,399		$35,727,060		$21,240,833		$14,651,657		$22,400,636
Distributions from net ordinary income2	30,180		4,109		117,778		33,376		45,313		16,906
Distributions from net long-term capital gains	—		—		539,170		—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of February 28, 2014, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

					California		California		California		California
	California		California		AMT-Free		Dividend		Dividend		Dividend
	Value		Value 2		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NCB	)	(NKX	)3	(NAC	)	(NVX	)	(NZH	)
Expiration:
February 29, 2016	$—		$—		$—		$—		$—		$3,869,938
February 28, 2017	1,426,925		—		185,948		10,106,897		—		4,536,999
February 28, 2018	251,409		—		530,894		731,149		705,843		10,646,251
February 28, 2019	—		—		—		—		—		1,340,157
Not subject to expiration	1,407,075		205,174		1,652,724		11,335,952		917,611		11,834,608
Total	$3,085,409		$205,174		$2,369,566		$22,173,998		$1,623,454		$32,227,953

3	A portion of California AMT-Free Income’s (NKX) capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer losses as follows:

			California		California		California		California
	California		AMT-Free		Dividend		Dividend		Dividend
	Value		Income		Advantage		Advantage 2		Advantage 3
	(NCA	)	(NKX	)	(NAC	)	(NVX	)	(NZH	)
Post-October capital losses4	$120,772		$2,378,128		$587,271		$1,638,468		$2,320,743
Late-year ordinary losses5	—		—		—		—		—

4	Capital losses incurred from November 1, 2013 through February 28, 2014, the Funds’ last tax year end.
5	Ordinary losses incurred from January 1, 2014 through February 28, 2014, and specified losses incurred from November 1, 2013 through February 28, 2014.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser, and for California Value (NCA) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

114	Nuveen Investments

California Value (NCA) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets* of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee for each Fund (excluding California Value (NCA)), payable monthly, is calculated according to the following schedules:

California Value 2 (NCB)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

California AMT-Free Income (NKX)
California Dividend Advantage (NAC)
California Dividend Advantage 2 (NVX)
California Dividend Advantage 3 (NZH)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of August 31, 2014, the complex-level fee rate for these Funds was .1646%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Reorganizations
The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Target Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Target Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Target Funds’ shareholders for federal income tax purposes.

Nuveen Investments	115

Notes to Financial Statements (Unaudited) (continued)

Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of their respective Reorganization, were as follows:

	California
	Premium
	Income
	(NCU	)
Cost of investments	$107,915,691
Fair value of investments	119,411,307
Net unrealized appreciation (depreciation) of investments	11,495,616

	California				California		California		California
	Performance		California		Investment		Select		Quality
	Plus		Opportunity		Quality		Quality		Income
	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Cost of investments	$256,939,914		$156,908,639		$281,684,420		$454,328,018		$439,398,515
Fair value of investments	277,147,560		175,421,545		306,932,829		503,803,106		492,770,466
Net unrealized appreciation (depreciation) of investments	20,207,646		18,512,906		25,248,409		49,475,088		53,371,951

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares
For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and NAV per common share immediately before and after the Reorganizations are as follows:

	California
	Premium
	Income
Target Fund – Prior to Reorganizations	(NCU	)
Common shares outstanding	5,732,845
Net assets applicable to common shares	$87,770,468
NAV per common share outstanding	15.31

	California				California		California		California
	Performance		California		Investment		Select		Quality
	Plus		Opportunity		Quality		Quality		Income
Target Funds – Prior to Reorganizations	(NCP	)	(NCO	)	(NQC	)	(NVC	)	(NUC	)
Common shares outstanding	13,019,195		8,170,445		13,654,705		23,319,003		22,204,378
Net assets applicable to common shares	$200,670,257		$129,835,114		$213,670,486		$370,311,540		$357,416,440
NAV per common share outstanding	15.41		15.89		15.65		15.88		16.10

	California		California
	AMT-Free		Dividend
	Income		Advantage
Acquiring Funds – Prior to Reorganizations	(NKX	)	(NAC	)
Common shares outstanding	41,843,761		23,528,873
Net assets applicable to common shares	$626,229,196		$356,884,296
NAV per common share outstanding	14.97		15.17

	California		California
	AMT-Free		Dividend
	Income		Advantage
Acquiring Funds – Post Reorganizations	(NKX	)	(NAC	)
Common shares outstanding	47,708,456		107,383,777
Net assets applicable to common shares	$713,999,664		$1,628,788,133
NAV per common share outstanding	14.97		15.17

116	Nuveen Investments

Preferred Shares
In connection with the California AMT-Free Income (NKX) and California Dividend Advantage (NAC) Reorganizations, holders of MTP and VRDP Shares of the Target Funds received on a one-for-one basis newly issued MTP and VRDP Shares of the Acquiring Fund, in exchange for MTP and VRDP Shares of the Target Funds held immediately prior to the Reorganizations.

Prior to the closing of the Reorganizations, details of the Target Fund’s outstanding MTP Shares were as follows:

				Shares Outstanding	Annual
		NYSE MKT	Shares	at $10 Per Share	Dividend
Target Fund	Series	Ticker	Outstanding	Liquidation Value	Rate
California Premium Income (NCU)	2015	NCU PRC	3,525,000	$35,250,000	2.00%

Prior to the closing of the Reorganizations, details of each Target Fund’s outstanding VRDP Shares were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Target Funds	Series	Outstanding	Liquidation Value	Maturity
California Performance Plus (NCP)	1	910	$91,000,000	December 1, 2040
California Opportunity (NCO)	1	498	$49,800,000	March 1, 2040
California Investment Quality (NQC)	2	1,056	$105,600,000	December 1, 2042
California Select Quality (NVC)	1	1,589	$158,900,000	August 1, 2040
California Quality Income (NUC)	1	1,581	$158,100,000	August 1, 2040

Details of the Fund’s MTP Shares issued in connection with the Reorganizations were as follows:

				Shares Outstanding	Annual
		NYSE	Shares	at $10 Per Share	Dividend
Acquiring Fund	Series	Ticker	Outstanding	Liquidation Value	Rate
California AMT-Free Income (NKX)	2015	NKX PRC	3,525,000	$35,250,000	2.00%

Details of the Fund’s VRDP Shares issued in connection with the Reorganizations were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
Acquiring Fund	Series	Outstanding	Liquidation Value	Maturity
California Dividend Advantage (NAC)
	2	910	$91,000,000	December 1, 2040
	3	498	$49,800,000	March 1, 2040
	4	1,056	$105,600,000	December 1, 2042
	5	1,589	$158,900,000	August 1, 2040
	6	1,581	$158,100,000	August 1, 2040

Pro Forma Results of Operations
The beginning of the Target Funds’ current fiscal period was March 1, 2014. Assuming the Reorganizations had been completed on March 1, 2014, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the six months ended August 31, 2014, are as follows:

	California		California
	AMT-Free		Dividend
	Income		Advantage
Acquiring Fund – Pro Forma Results of Operations	(NKX	)	(NAC	)
Net investment income (loss)	$20,241,815		$49,921,248
Net realized and unrealized gains (losses)	52,801,473		100,887,776
Change in net assets resulting from operations	73,043,288		150,809,024

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Statement of Operations for the Acquiring Funds since the Reorganizations were consummated.

Nuveen Investments	117

Notes to Financial Statements (Unaudited) (continued)

In connection with the Reorganizations, the Acquiring Funds incurred certain associated costs and expenses. Such amounts were included as components of “Accrued reorganization expenses” on the Statement of Assets and Liabilities.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements
During 2013, the FASB issued Accounting Standards Update (“ASU”) 2013-08, “Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” which amends the criteria that define an investment company and clarifies the measurement guidance and requires new disclosures for investment companies. ASU 2013-08 is effective for fiscal years beginning on or after December 15, 2013. Management has evaluated the implications of ASU 2013-08 and determined that each Fund’s current disclosures already followed this guidance and therefore it does not have an impact on the Funds’ financial statements or footnote disclosures.

10. Subsequent Events

Purchase and Sale Agreement
As previously described in Note 1 – General Information and Significant Accounting Policies, Purchase and Sale Agreement, on October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen and new investment management agreements and new sub-advisory agreements have been approved by shareholders of the Funds and went into effect on October 1, 2014.

118	Nuveen Investments

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered*	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60601	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

* During the fiscal period ended August 31, 2014, the Board of Directors/Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP (“KPMG”) as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young’s report on the Funds for the two most recent fiscal periods ended February 28, 2014 and February 28, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended February 28, 2014 and February 28, 2013 for the Funds and for the period March 1, 2014 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NCA	NCB	NKX	NAC	NVX	NZH
Common shares repurchased	—	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper California Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

120	Nuveen Investments

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade California municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

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Annual Investment Management Agreement Approval Process (Unaudited)

I. The Approval Process
The Board of Trustees or Directors (as the case may be) of each Fund (each, a “Board” and each Trustee or Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters.

124	Nuveen Investments

In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.   Nature, Extent and Quality of Services

1. The Original Advisory Agreements
In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

126	Nuveen Investments

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements
In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

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Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

B.   The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements
The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Nuveen California Municipal Value Fund 2 (the “California Municipal Value Fund 2”), which did not exist for part of the foregoing time frame). With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

• The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

• Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

• The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

• The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, which include Nuveen California Municipal Value Fund, Inc. (the “California Municipal Value Fund”), the California Municipal Value Fund 2 and Nuveen California AMT-Free Municipal Income Fund (the “California AMT-Free Fund”), the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.i While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data of the Funds, the Independent Board Members noted that Nuveen California Dividend Advantage Municipal Fund had satisfactory performance, performing in the second or third quartile over various periods. In addition, the Independent Board Members noted that Nuveen California Dividend Advantage Municipal Fund 2 (the “California Dividend Advantage Fund 2”) and Nuveen California Dividend Advantage Municipal Fund 3 (the “California Dividend Advantage Fund 3”) lagged their respective Performance Peer Group over various periods. In this regard, the California Dividend Advantage Fund 2 was in the fourth quartile for the one- and five-year periods and third quartile for the three-year period, and the California Dividend Advantage Fund 3 was in the fourth quartile for the one- and three-year periods and the third quartile for the five-year period. Both Funds, however, outperformed their benchmarks in the three- and five year periods. In addition, the California Dividend Advantage Fund 2 was in the second quartile and outperformed its benchmark for the quarter ending March 31, 2014, and the California Dividend Advantage Fund 3 was in the first quartile and outperformed its benchmark for the quarter ending March 31, 2014. The Board recognized that the underperformance of the California Dividend Advantage Fund 2 and the California Dividend Advantage Fund 3 was due to, among other things, Fund-level leverage and an overweight in longer duration bonds. Considering each Fund’s strategy including the rationale for the use of longer duration bonds, the Board determined each Fund’s performance over time was satisfactory.

With respect to the Funds with Performance Peer Groups classified as less relevant as noted above, the Board considered the Funds’ performance compared to their benchmarks and noted that the Funds’ performance over time was satisfactory compared to the performance of their benchmarks. In this regard, the Board considered that, although the California Municipal Value Fund and the California AMT-Free Fund underperformed their benchmarks in the one-year period, they outperformed their benchmarks in the three- and five-year periods, and, although the California Municipal Value Fund 2 underperformed its benchmark in the one-year period, it outperformed its benchmark in the three-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements
With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.   Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

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The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and the differences in the states reflected in the Peer Universe (with respect to state municipal funds) may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their respective peer averages, except the California Dividend Advantage Fund 3 which had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.  Comparisons with the Fees of Other Clients
The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to municipal funds, such other clients of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

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4. The New Advisory Agreements
As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1.  The Original Advisory Agreements
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements
As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the

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complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.   Indirect Benefits

1. The Original Advisory Agreements
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements
The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.   Other Considerations for the New Advisory Agreements
In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

• Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

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• The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

• The reputation, financial strength and resources of TIAA-CREF.

• The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

• The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G.   Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II. Approval of Interim Advisory Agreements
At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

i
The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $231 billion as of June 30, 2014.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-A-0814D 3769-INV-B10/15

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Dividend Advantage Municipal Fund 2

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: November 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 6, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: November 6, 2014